As filed with the Securities and Exchange Commission on February 27, 2015

1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 68	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 69	☒

TD ASSET MANAGEMENT USA FUNDS INC.

(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:

(646) 828-3653
Kevin LeBlanc, President
TD Asset Management
USA Inc.
399 Park Avenue
New York, NY 10022

(Name and Address of Agent for Service)

Copies of communications to:
Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	On (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	On (date) pursuant to paragraph (a) (2) of Rule 485.
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TD Asset Management

PROSPECTUS

February 27, 2015

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
    – Investor Class (WTOXX)
    – Premium Class (NPLXX)

TDAM U.S. Government Portfolio
    – Investor Class (WTUXX)

TDAM Municipal Portfolio
    – Investor Class (WTMXX)

TDAM California Municipal Money Market Portfolio
    – Investor Class (WCAXX)

TDAM New York Municipal Money Market Portfolio
    – Investor Class (WNYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                  NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

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SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Investor Class		Premium Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.09%		0.09%
Distribution (12b-1) Fees		0.45%		0.37%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.15%		0.10%
Total Other Expenses		0.40%		0.15%
Total Annual Portfolio Operating Expenses		0.94%		0.61%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155
Premium Class	$62	$195	$340	$762

Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that the Money Market Portfolio’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”), believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and

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foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Money Market Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk — The income from the Money Market Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Money Market Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio

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expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Money Market Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The returns for Premium Class shares of the Money Market Portfolio will vary from the returns of Investor Class shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.14% (for the quarter ended 09/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

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AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	10 Years	Since Inception (Premium Class: February 27, 2006)
Money Market Portfolio — Investor Class	0.01%	0.02%	1.33%	2.29%
Money Market Portfolio — Premium Class	0.01%	0.02%	N/A	1.27%

(1)	As of 12/31/14, the 7-day yields for the Money Market Portfolio — Investor Class and Premium Class were 0.01% and 0.01%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You many purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Investment and Balance Minimums. The Premium Class of the Money Market Portfolio is not subject to minimum account balance requirements. For the Premium Class of shares of the Money Market Portfolio, there is a $10,000 minimum for purchases in retail and IRA accounts ($1,000 for Institutional accounts and $500 for Institutional retirement accounts) and a $500 minimum for subsequent purchases for Institutional accounts and $250 for Institutional retirement accounts. There is no minimum requirement for subsequent purchases for retail and IRA accounts. The Investor Class of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Portfolio Operating Expenses		0.95%

Example

This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$303	$525	$1,166

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

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Principal Risks

Interest Rate Risk — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or at maturity in full on a timely basis. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the U.S. Government Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the U.S. Government Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.11% (for the quarter ended 12/31/06) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ended 12/31/14(1)

	1 Year	5 Years	10 Years
U.S. Government Portfolio — Investor Class	0.01%	0.02%	1.24%

(1)	As of 12/31/14, the 7-day yield for the U.S. Government Portfolio — Investor Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other financial intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Portfolio Operating Expenses		0.95%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Municipal Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$303	$525	$1,166

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Municipal Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

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Principal Risks

Interest Rate Risk — The income from the Municipal Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Tax Risk — The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The Municipal Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the Municipal Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

11

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Municipal Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Municipal Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.70% (for the quarter ended 6/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	10 Years
Municipal Portfolio — Investor Class	0.01%	0.02%	0.82%

(1)	As of 12/31/14, the 7-day yield for the Municipal Portfolio — Investor Class was 0.01%. As of 12/31/14, the tax-equivalent 7-day yield for the Municipal Portfolio — Investor Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.17%
Total Other Expenses		0.42%
Total Annual Portfolio Operating Expenses		0.97%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$99	$309	$536	$1,190

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the California Portfolio may

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invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the California Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

California Municipal Securities Risk — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The California Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after

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the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the California Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.69% (for the quarter ended 6/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	10 Years
California Portfolio — Investor Class	0.01%	0.02%	0.80%

(1)	As of 12/31/14, the 7-day yield for the California Portfolio — Investor Class was 0.01%. As of 12/31/14, the tax-equivalent 7-day yield for the California Portfolio — Investor Class was 0.01%.

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Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the United States, the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the California Portfolio qualifies as a regulated investment company and satisfies the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in federal, state, municipal or other obligations the interest on which is exempt from California personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other financial intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.22%
Total Other Expenses		0.47%
Total Annual Portfolio Operating Expenses		1.02%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$104	$325	$563	$1,248

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the New York Portfolio

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may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the New York Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

New York Municipal Securities Risk — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The New York Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after

18

the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the New York Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the New York Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

New York Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.71% (for the quarter ended 12/31/06) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	10 Years
New York Portfolio — Investor Class	0.01%	0.02%	0.80%

(1)	As of 12/31/14, the 7-day yield for the New York Portfolio — Investor Class was 0.01%. As of 12/31/14, the tax-equivalent 7-day yield for the New York Portfolio — Investor Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

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The Investor Class of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other financial intermediary (such as a bank), the New York Portfolio and its related companies may pay the intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Investor Class of each of the Portfolios and the Premium Class of the Money Market Portfolio (each a “Class”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, a Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

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Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of similar quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

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Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

The U.S. Government Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the U.S. Government Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which a Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each of the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income

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from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Each of the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in municipal securities, it will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, it will be more susceptible to negative events affecting the worldwide banking industry.

Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolios. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolios and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolios may be required to take certain steps that will impact and may adversely affect the Portfolios and the precise nature of such impact and affects has not yet been determined.

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Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Portfolio, California Portfolio and New York Portfolio. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it has been affected by serious fiscal conditions in the past and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.

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•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc.

(“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To open a new account or request an application, please visit TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900. Mail the application, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Once your account is open, please call (800) 669-3900 to either change your investment vehicle or make a direct purchase.

Investment and Balance Minimums. The Premium Class of the Money Market Portfolio is not subject to minimum account balance requirements. For the Premium Class of shares of the Money Market Portfolio, there is a $10,000 minimum for purchases in retail and IRA accounts ($1,000 for Institutional accounts and $500 for Institutional retirement accounts) and a $500 minimum for subsequent purchases for Institutional accounts and $250 for Institutional retirement accounts. There is no minimum requirement for subsequent purchases for retail and IRA accounts. The Investor Class of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

Automatic Sweep. The Investor Class of each of the Portfolios is available as a sweep option for (i) clients of TD Ameritrade Institutional; (ii) clients who had cash balances in excess of $250,000 in a TD Ameritrade brokerage account on June 4, 2009; (iii) clients of TD Ameritrade who had accounts with the Portfolios (except the Money Market Portfolio) as of January 7, 2004, without regard to Portfolio balance amounts and had cash balances in excess of $250,000 on June 4, 2009; and (iv) clients of TD Ameritrade whose assets were transferred into the Investor Class following a redemption from another money market fund on May 14, 2007, and who had cash balances in excess of $250,000 on June 4, 2009. In addition, the Investor Class of the Money Market Portfolio remains available as a sweep option for clients of TD Ameritrade who had accounts with the Portfolios as of January 7, 2004, and had more than $100,000 in Investor Class shares, and had cash balances in excess of $250,000 on June 4, 2009. The continued use of any Portfolio as a sweep vehicle by any client of TD Ameritrade is subject to the terms and conditions of your TD Ameritrade brokerage account agreement, and TD Ameritrade may change the eligibility criteria for this sweep investment feature or terminate this feature as an option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Selected Broker, as defined below, through which you purchase shares. Please call (800) 669-3900 for more details. The Premium Class of the Money Market Portfolio is available for direct purchases only and is not available as a sweep option.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Ameritrade or another Financial Intermediary for automatic sweep into a Portfolio, available cash balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Available cash balances” refers to any settled or cleared funds in your TD Ameritrade brokerage account that are available for payment or investment.

TD Ameritrade Cash Management Services. For those TD Ameritrade clients who qualify, TD Ameritrade provides additional cash management services. You should contact a TD Ameritrade investment consultant for more details. To set up TD Ameritrade cash management services, you should complete the appropriate section of the TD Ameritrade new account application.

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How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of the Premium Class of the Money Market Portfolio by way of a direct purchase as set forth below.

Direct Purchases. A TD Ameritrade brokerage client may purchase shares of the Premium Class of the Money Market Portfolio by placing an order directly with a TD Ameritrade Client Services representative at (800) 669-3900. Checks should be made payable to “TD Ameritrade, Inc.” and you should write your TD Ameritrade account number on the check. The check will be deposited to your TD Ameritrade brokerage account. Shares of a Portfolio will be purchased on the business day following clearance of the check.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of the Premium Class of the Money Market Portfolio and provide the following information:

•	your TD Ameritrade account number
•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep. For those TD Ameritrade clients who qualify for the automatic sweep feature, available cash balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

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Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to 10 calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Premium Class of the Money Market Portfolio.

Direct Redemptions. A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at www.tdameritrade.com if other than a sweep position.

Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Cash Withdrawals from your TD Ameritrade Brokerage Account. If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash

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management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

Due to the cost of maintaining smaller accounts, the Money Market Portfolio, with respect to the Premium Class shares, reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a shareholder’s account that falls below the applicable minimum account balance due to redemptions. In addition, each Portfolio’s shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Financial Intermediary, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household,

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unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above such levels that is long-term capital gain, and 0% for those with incomes below certain levels), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest”

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portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes. The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law requires, among other things, that, at the close of each quarter of the California Portfolio’s taxable year, at least 50% of the value of the California Portfolio’s assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the United States, the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be (i) paid by the California Portfolio in an amount not exceeding the exempt interest received by the California Portfolio during the taxable year, and (ii) reported by the California Portfolio in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate franchise tax, but are exempt from California corporate income tax in a manner similar to their exemption from California personal income tax.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which

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is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and tax identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM website at www.tdamusa.com.

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Information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees), in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2014, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.06% with respect to the Money Market Portfolio; 0.01% (after waivers) with respect to the U.S. Government Portfolio; 0.02% (after waivers) with respect to the Municipal Portfolio; 0.00% (after waivers) with respect to the California Portfolio; and 0.00% (after waivers) with respect to the New York Portfolio. The Investment Manager also reimbursed the California Portfolio 0.02% and the New York Portfolio 0.06% for certain fees (as a percentage of average net assets).

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2014.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts and certain other accounts, and, as of October 31, 2014, had total assets under management of approximately $9.9 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, the Investor Class of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade.

The Premium Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State has a population of about 38.2 million, which has been growing at an annual rate of approximately 1–2 percent for several decades. In 2013, gross domestic product of goods and services in the State exceeded $2.0 trillion. Total civilian employment was almost 17.5 million as of November 2014.

The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 7.2 percent in November 2014, is approximately 1.4 percent higher than the national average.

The adopted State budget for fiscal year 2014-15, which began with a surplus of approximately $2.9 billion, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties of approximately $449 million at June 30, 2015. The Governor revised this reserve to be approximately $452 million. The projected budget demonstrates continued improvement in the State’s fiscal condition. If the results are realized, the 2014-15 Budget will represent the third consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period.

Many local government agencies continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were all adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Three California cities, Vallejo, Stockton and San Bernardino, have filed for bankruptcy under Chapter 9 of the Federal Bankruptcy Code. Other cities have indicated they, too, are facing severe fiscal conditions.

State general obligation bonds are, as of January 1, 2015, rated “Aa3” by Moody’s Investors Service, “A+” by Standard & Poor’s, and “A” by Fitch Ratings. These ratings are among the lowest of all of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

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New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

As of June 19, 2013, the New York State Division of the Budget (“DOB”) projects private sector employment growth overall of 1.6 percent in each of calendar years 2013 and 2014. In contrast, public sector employment is expected to continue to decline in 2014. State wage growth of 3.2 percent is projected for calendar year 2013, followed by growth of 5.0 percent for calendar year 2014; total personal income growth of 2.5 percent is projected for calendar year 2013, followed by 5.4 percent growth for calendar year 2014.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to forecast. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become a much less reliable indicator in recent years. Moreover, with Federal fiscal policy in flux, potential changes in taxpayer behavior in response to possible changes in Federal tax law create an additional layer of uncertainty. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers, acquisitions, and other Wall Street activities, could result in higher wage and bonuses than projected.

As of June 19, 2013, DOB estimates that the General Fund ended the 2012-13 fiscal year in balance on a cash basis and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2012-13 closing balance was $177 million less than the FY 2011-12 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements. In addition, DOB projects that the State will end FY 2013-14 with a General Fund cash balance of $1.7 billion, an increase of $99 million from FY 2012-13 results. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in FY 2014. The combined balance of the two funds is equal to approximately 2.1 percent of estimated General Fund disbursements in FY 2014. The Community Projects Fund, which finances discretionary grants allocated by the Legislature and Governor, is expected to decrease by $25 million in FY 2014, reflecting disbursements from existing re-appropriations. The FY 2013-14 Enacted Budget reserves $263 million for debt management purposes in FY 2013-14, an increase of $250 million from FY 2012-13 results. The increase is expected to be funded with certain reserves released by the State Insurance Fund pursuant to Workers’ Compensation Law changes enacted with the FY 2013-14 budget. The FY 2013-14 Financial Plan assumes that the undesignated balance of $100 million at the close of FY 2012-13 will be used in its entirety in FY 2013-14 to cover the timing of certain costs related to disaster assistance that were expected in FY 2012-13, but are now expected to be incurred by the General Fund in FY 2013-14.

Prior to the release of Governor Cuomo’s Executive Budget proposal on January 22, 2013, the State faced a projected budget gap of $1.35 billion in FY 2013-14, and projected budget gaps of $4.0 billion in FY 2014-15, $5.2 billion in FY 2015-16, and $5.7 billion in FY 2016-17. On March 28, 2013, the Legislature completed final action on the budget for FY 2013-14, which began on April 1, 2013. On April 10, 2013, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the Financial Plan.

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DOB estimates that the Enacted Budget for FY 2013-14 is balanced in the General Fund on a cash basis, eliminating the budget gap in FY 2013-14 and reducing future projected budget gaps to $2.0 billion in FY 2014-15 and $2.9 billion in both FY 2015-16 and FY 2016-17.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated years. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

TDAM Money Market Portfolio

	Investor Class
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	0.000	*	(0.000)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Distributions from net realized gains	—		(0.000	)*	(0.000	)*	—		(0.000)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.02%		0.03%		0.05%
Net assets end of year (000)	$583,522		$674,647		$763,979		$865,149		$2,380,748
Ratio of net expenses to average net assets	0.11%		0.15%		0.25%		0.20%		0.24%
Ratio of total expenses to average net assets	0.94%		0.95%		0.97%		0.92%		0.94%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%		0.05%

TDAM Money Market Portfolio

	Premium Class
For the Years ended October 31	2014		2013		2012		2011	2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	0.001
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	0.000	(0.000)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000)	(0.001)
Distributions from net realized gains	—		—		(0.000	)*	—	(0.000)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000)	(0.001)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00
Total investment return†	0.01%		0.01%		0.01%		0.03%	0.05%
Net assets end of year (000)	$113,938		$105,946		$131,130		$183,634	$272,820
Ratio of net expenses to average net assets	0.11%		0.15%		0.25%		0.20%	0.24%
Ratio of total expenses to average net assets	0.61%		0.61%		0.63%		0.58%	0.61%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%	0.05%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FINANCIAL HIGHLIGHTS (continued)

TDAM U.S. Government Portfolio

	Investor Class
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000	)*	(0.000	)*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		(0.000	)*	—		(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.03%
Net assets end of year (000)	$751,528		$669,935		$571,744		$563,640		$812,061
Ratio of net expenses to average net assets	0.06%		0.09%		0.13%		0.14%		0.18%
Ratio of total expenses to average net assets	0.95%		0.95%		0.95%		0.92%		0.95%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

TDAM Municipal Portfolio

	Investor Class
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—		—		—		0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	(0.000	)*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		(0.000	)*	—		(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.04%
Net assets end of year (000)	$404,944		$432,993		$408,554		$407,688		$461,176
Ratio of net expenses to average net assets	0.07%		0.12%		0.17%		0.22%		0.29%
Ratio of total expenses to average net assets	0.95%		0.95%		0.95%		0.94%		0.98%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FINANCIAL HIGHLIGHTS (concluded)

TDAM California Municipal Money Market Portfolio

	Investor Class
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	0.000	*	—		(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.03%
Net assets end of year (000)	$157,434		$169,922		$162,971		$154,950		$171,433
Ratio of net expenses to average net assets	0.05%		0.11%		0.16%		0.18%		0.22%
Ratio of total expenses to average net assets	0.97%		0.97%		0.98%		0.98%		0.99%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

TDAM New York Municipal Money Market Portfolio

	Investor Class
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	(0.000	)*
Total from operations	0.000	*	0.000	*	(0.000	)*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.03%
Net assets end of year (000)	$101,884		$100,062		$95,351		$92,206		$92,234
Ratio of net expenses to average net assets	0.05%		0.10%		0.14%		0.17%		0.23%
Ratio of total expenses to average net assets	1.02%		1.01%		1.02%		1.03%		1.05%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

38

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39

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503

Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA01

TD Asset Management

PROSPECTUS

February 27, 2015

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
    – Class A (TDAXX)
    – Select Class (TDSXX)

TDAM U.S. Government Portfolio
    – Class A (TDUXX)

TDAM Municipal Portfolio
    – Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
    – Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
    – Class A (TDYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                 NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

2

SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Class A		Select Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.09%		0.09%
Distribution (12b-1) Fees		0.53%		0.33%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.15%		0.15%
Total Other Expenses		0.40%		0.20%
Total Annual Portfolio Operating Expenses		1.02%		0.62%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$104	$325	$563	$1,248
Select Class	$63	$199	$346	$774

Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that the Money Market Portfolio’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”), believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and

3

foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Money Market Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk — The income from the Money Market Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Money Market Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio

4

expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the Money Market Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Money Market Portfolio. The bar chart shows changes in Class A’s performance from year to year. The returns for Select Class shares of the Money Market Portfolio will vary from the returns of Class A shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.70% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/14), respectively.

5

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	Since Inception (Class A: May 24, 2007, Select Class: July 3, 2007)
Money Market Portfolio — Class A	0.01%	0.02%	0.61%
Money Market Portfolio — Select Class	0.01%	0.02%	0.64%

(1)	As of 12/31/14, the 7-day yields for the Money Market Portfolio — Class A and Select Class were 0.01%, and 0.01%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York is open.

Investment and Balance Minimums. For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a financial intermediary. Class A of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Portfolio Operating Expenses		1.03%

Example

This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$105	$328	$569	$1,259

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in government securities.

7

Principal Risks

Interest Rate Risk — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the U.S. Government Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the U.S. Government Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

8

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.57% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/14(1)

	1 Year	5 Years	Since Inception (May 30, 2007)
U.S. Government Portfolio — Class A	0.01%	0.02%	0.51%

(1)	As of 12/31/14, the 7-day yield for the U.S. Government Portfolio — Class A was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other financial intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.15%
Total Other Expenses		0.40%
Total Annual Portfolio Operating Expenses		1.03%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Municipal Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$105	$328	$569	$1,259

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Municipal Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

10

Principal Risks

Interest Rate Risk — The income from the Municipal Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Tax Risk — The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The Municipal Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the Municipal Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

11

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Municipal Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

Municipal Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.37% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ended 12/31/14(1)

	1 Year	5 Years	Since Inception (May 25, 2007)
Municipal Portfolio — Class A	0.01%	0.02%	0.37%

(1)	As of 12/31/14, the 7-day yield for the Municipal Portfolio — Class A was 0.01%. As of 12/31/14, the tax-equivalent 7-day yield for the Municipal Portfolio — Class A was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.17%
Total Other Expenses		0.42%
Total Annual Portfolio Operating Expenses		1.05%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$107	$334	$579	$1,283

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the California Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate

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adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the California Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

California Municipal Securities Risk — The yields of California municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The California Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after

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the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the California Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the California Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

California Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ending 12/31/14(1)

	1 Year	5 Years	Since Inception (June 5, 2007)
California Portfolio — Class A	0.01%	0.02%	0.33%

(1)	As of 12/31/14, the 7-day yield for the California Portfolio — Class A was 0.01%. As of 12/31/14, the tax-equivalent 7-day yield for the California Portfolio — Class A was 0.01%.

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Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the United States, the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the California Portfolio qualifies as a regulated investment company and satisfies the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in federal, state, municipal or other obligations the interest on which is exempt from California personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other financial intermediary (such as a bank), the California Portfolio and its related companies may pay the intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.22%
Total Other Expenses		0.47%
Total Annual Portfolio Operating Expenses		1.10%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$112	$350	$606	$1,340

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal
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securities in which the New York Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the New York Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

New York Municipal Securities Risk — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The New York Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolio. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolio and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered

18

compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolio may be required to take certain steps that will impact and may adversely affect the Portfolio and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

An investment in the New York Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the New York Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

New York Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ended 12/31/14(1)

	1 Year	5 Years	Since Inception (May 31, 2007)
New York Portfolio — Class A	0.01%	0.02%	0.33%

(1)	As of 12/31/14, the 7-day yield for the New York Portfolio — Class A was 0.01%. As of 12/31/14, the tax-equivalent 7-day yield for the New York Portfolio — Class A was 0.01%.

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Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other financial intermediary (such as a bank), the New York Portfolio and its related companies may pay the intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to Class A of each of the Portfolios and the Select Class of the Money Market Portfolio (each a “Class”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

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There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, a Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of similar quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased

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by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies has provided financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

The U.S. Government Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the U.S. Government Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which a Portfolio may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up

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to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each of the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in municipal securities, it will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, it will be more susceptible to negative events affecting the worldwide banking industry.

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Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Portfolios. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Portfolios and other money market funds are structured and operated, and may impact Portfolio expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Portfolios may be required to take certain steps that will impact and may adversely affect the Portfolios and the precise nature of such impact and affects has not yet been determined.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Municipal Portfolio, California Portfolio and New York Portfolio. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it has been affected by serious fiscal conditions in the past and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets. Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

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Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.
•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To open a new account or request an application, please visit TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900. Mail the application, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. If you want to change your investment once your account is open, please call (800) 669-3900.

Investment and Balance Minimums. For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Money Market Portfolio reserves the right to redeem, upon not less than 30 days’ written notice, all Select Class shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

Automatic Sweep. Each of the Classes is available as a sweep option for clients of TD Ameritrade. If your brokerage account with TD Ameritrade or another Financial Intermediary is set up for automatic sweep into a Portfolio, available cash balances in your brokerage account will be invested or “swept” automatically each business day into the Class of the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Available cash balances” refers to any settled or cleared funds in your brokerage account that are available for payment or investment.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Financial Intermediary through which you purchase shares.

How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

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Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of a Portfolio through the automatic sweep investment feature only.

By Automatic Sweep. For those TD Ameritrade clients who qualify for the automatic sweep feature, available cash balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

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Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions. A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at www.tdameritrade.com if other than a sweep position.

Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Cash Withdrawals from your TD Ameritrade Brokerage Account. If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each

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Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You

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may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above such levels that is long-term capital gain, and 0% for those with incomes below certain levels), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

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California Portfolio — California Personal Income Taxes. The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law requires, among other things, that, at the close of each quarter of the California Portfolio’s taxable year, at least 50% of the value of the California Portfolio’s total assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the State of California and its political subdivisions, and obligations of the United States and its instrumentalities and territories, including the governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be (i) paid by the California Portfolio in an amount not exceeding the exempt interest received by the California Portfolio during the taxable year, and (ii) reported by the California Portfolio as exempt-interest dividends in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California corporation franchise tax, but are exempt from California corporation income tax in a manner similar to their exemption from California personal income tax.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio

30

designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and tax identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM website at www.tdamusa.com. Information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees) in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2014, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.06% with respect to the Money Market Portfolio; 0.01% (after waivers) with respect to the U.S. Government Portfolio; 0.02% (after waivers) with respect to the Municipal Portfolio; 0.00% (after waivers) with respect to the California Portfolio; and 0.00% (after waivers) with respect to the New York

31

Portfolio. The Investment Manager also reimbursed the California Portfolio 0.02% and the New York Portfolio 0.06% for certain fees (as a percentage of average net assets).

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2014.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2014 had total assets under management of approximately $9.9 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, Class A of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade and the Select Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

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ABOUT CALIFORNIA AND NEW YORK

California

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The State has a population of about 38.2 million, which has been growing at an annual rate of approximately 1-2 percent for several decades. In 2013, gross domestic product of goods and services in the State exceeded $2.0 trillion. Total civilian employment was almost 17.5 million as of November 2014.

The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 7.2 percent in November 2014, is approximately 1.4 percent higher than the national average.

The adopted State budget for fiscal year 2014-15, which began with a surplus of approximately $2.9 billion, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties of approximately $449 million at June 30, 2015. The Governor revised this reserve to be approximately $452 million. The projected budget demonstrates continued improvement in the State’s fiscal condition. If the results are realized, the 2014-15 Budget will represent the third consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period.

Many local government agencies continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues by a series of constitutional amendments enacted by voter initiatives since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility. The major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were all adversely impacted by the economic recession. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions. Three California cities, Vallejo, Stockton and San Bernardino, have filed for bankruptcy under Chapter 9 of the Federal Bankruptcy Code. Other cities have indicated they, too, are facing severe fiscal conditions.

State general obligation bonds are, as of January 1, 2015, rated “Aa3” by Moody’s Investors Service, “A+” by Standard & Poor’s, and “A” by Fitch Ratings. These ratings are among the lowest of all of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

As of June 19, 2013, the New York State Division of the Budget (“DOB”) projects private sector employment growth overall of 1.6 percent in each of calendar years 2013 and 2014. In contrast, public sector employment is expected to continue to decline in 2014. State wage growth of 3.2 percent is projected for calendar year 2013, followed by growth of 5.0 percent for calendar year 2014; total personal income growth of 2.5 percent is projected for calendar year 2013, followed by 5.4 percent growth for calendar year 2014.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to forecast. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become a much less reliable indicator in recent years. Moreover, with Federal fiscal policy in flux, potential changes in taxpayer behavior in response to possible changes in Federal tax law create an additional layer of uncertainty. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption.

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Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers, acquisitions, and other Wall Street activities, could result in higher wage and bonuses than projected.

As of June 19, 2013, DOB estimates that the General Fund ended the 2012-13 fiscal year in balance on a cash basis and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2012-13 closing balance was $177 million less than the FY 2011-12 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements. In addition, DOB projects that the State will end FY 2013-14 with a General Fund cash balance of $1.7 billion, an increase of $99 million from FY 2012-13 results. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in FY 2014. The combined balance of the two funds is equal to approximately 2.1 percent of estimated General Fund disbursements in FY 2014. The Community Projects Fund, which finances discretionary grants allocated by the Legislature and Governor, is expected to decrease by $25 million in FY 2014, reflecting disbursements from existing re-appropriations. The FY 2013-14 Enacted Budget reserves $263 million for debt management purposes in FY 2013-14, an increase of $250 million from FY 2012-13 results. The increase is expected to be funded with certain reserves released by the State Insurance Fund pursuant to Workers' Compensation Law changes enacted with the FY 2013-14 budget. The FY 2013-14 Financial Plan assumes that the undesignated balance of $100 million at the close of FY 2012-13 will be used in its entirety in FY 2013-14 to cover the timing of certain costs related to disaster assistance that were expected in FY 2012-13, but are now expected to be incurred by the General Fund in FY 2013-14.

Prior to the release of Governor Cuomo’s Executive Budget proposal on January 22, 2013, the State faced a projected budget gap of $1.35 billion in FY 2013-14, and projected budget gaps of $4.0 billion in FY 2014-15, $5.2 billion in FY 2015-16, and $5.7 billion in FY 2016-17. On March 28, 2013, the Legislature completed final action on the budget for FY 2013-14, which began on April 1, 2013. On April 10, 2013, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the Financial Plan. DOB estimates that the Enacted Budget for FY 2013-14 is balanced in the General Fund on a cash basis, eliminating the budget gap in FY 2013-14 and reducing future projected budget gaps to $2.0 billion in FY 2014-15 and $2.9 billion in both FY 2015-16 and FY 2016-17.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated years. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

TDAM Money Market Portfolio

	Class A
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	0.000	*	(0.000)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Distributions from net realized gains	—		(0.000	)*	(0.000	)*	—		(0.000)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.03%		0.05%
Net assets end of year (000)	$1,573,084		$1,470,090		$1,280,470		$1,158,756		$2,038,349
Ratio of net expenses to average net assets	0.11%		0.15%		0.25%		0.20%		0.24%
Ratio of total expenses to average net assets	1.02%		1.03%		1.05%		1.00%		1.02%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%		0.05%

	Select Class
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	0.000	*	(0.000)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Distributions from net realized gains	—		(0.000	)*	(0.000	)*	—		(0.000)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.03%		0.05%
Net assets end of year (000)	$633,311		$517,223		$520,771		$638,736		$1,343,207
Ratio of net expenses to average net assets	0.11%		0.15%		0.25%		0.20%		0.24%
Ratio of total expenses to average net assets	0.62%		0.63%		0.65%		0.60%		0.62%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%		0.05%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FINANCIAL HIGHLIGHTS (continued)

TDAM U.S. Government Portfolio

	Class A
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000	)*	(0.000	)*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		(0.000	)*	—		(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.03%
Net assets end of year (000)	$302,890		$297,314		$287,472		$379,142		$617,696
Ratio of net expenses to average net assets	0.06%		0.09%		0.13%		0.14%		0.18%
Ratio of total expenses to average net assets	1.03%		1.03%		1.03%		1.00%		1.03%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

TDAM Municipal Portfolio

	Class A
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—		—		—		0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		(0.000	)*	—		(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.04%
Net assets end of year (000)	$463,087		$498,329		$426,832		$412,960		$319,332
Ratio of net expenses to average net assets	0.06%		0.11%		0.17%		0.22%		0.29%
Ratio of total expenses to average net assets	1.03%		1.03%		1.03%		1.02%		1.06%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FINANCIAL HIGHLIGHTS (concluded)

TDAM California Municipal Money Market Portfolio

	Class A
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	0.000	*	—		(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.03%
Net assets end of year (000)	$201,970		$188,975		$155,023		$157,317		$102,786
Ratio of net expenses to average net assets	0.05%		0.10%		0.16%		0.18%		0.22%
Ratio of total expenses to average net assets	1.05%		1.05%		1.06%		1.05%		1.07%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

TDAM New York Municipal Money Market Portfolio

	Class A
For the Years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	(0.000	)*
Total from operations	0.000	*	(0.000	)*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.02%		0.03%
Net assets end of year (000)	$67,629		$75,632		$95,548		$55,846		$56,814
Ratio of net expenses to average net assets	0.05%		0.11%		0.14%		0.17%		0.23%
Ratio of total expenses to average net assets	1.10%		1.09%		1.10%		1.11%		1.13%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.02%		0.03%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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39

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503

Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA02

TD Asset Management

PROSPECTUS

February 27, 2015

TD Asset Management USA Funds Inc.

TDAM Institutional Money Market Fund
    - Institutional Class (TDMXX)
    - Institutional Service Class (TDNXX)

TDAM Institutional Municipal Money Market Fund
    - Institutional Class (TICXX)
    - Institutional Service Class (TMUXX)

TDAM Institutional U.S. Government Fund
    - Institutional Class (TDGXX)
    - Institutional Service Class (TDHXX)

TDAM Institutional Treasury Obligations Money Market Fund
    - Institutional Service Class (TDVXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                 NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

2

SUMMARY

TDAM Institutional Money Market Fund

Investment Objective

The TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.15%		0.15%
Total Other Expenses		0.15%		0.40%
Total Annual Fund Operating Expenses		0.25%		0.50%

Example

This Example is intended to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Money Market Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318
Institutional Service Class	$51	$160	$280	$628

Investment Strategies

The Institutional Money Market Fund is a money market fund. The Institutional Money Market Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Institutional Money Market Fund’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”), to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Institutional Money Market Fund’s investments may include obligations issued by, or guaranteed by,

3

U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets.

Principal Risks

Interest Rate Risk — The income from the Institutional Money Market Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Money Market Fund to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Institutional Money Market Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of

4

these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional Money Market Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional Money Market Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Institutional Money Market Fund. Of course, past performance is not necessarily an indication of how the Institutional Money Market Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Money Market Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.31% (for the quarter ended 9/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	Since Inception (December 18, 2006)
Institutional Money Market Fund — Institutional Class	0.01%	0.04%	1.02%
Institutional Money Market Fund — Institutional Service Class	0.01%	0.02%	0.94%

(1)	As of 12/31/14, the 7-day yields for the Institutional Money Market Fund — Institutional Class and Institutional Service Class were 0.01% and 0.01%, respectively.

5

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Money Market Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Money Market Fund, there is a combined initial purchase and minimum account balance requirement as applicable to each of the Institutional Class and Institutional Service Class: (1) either a combined initial purchase and minimum account balance requirement of (i) $1,000,000 per household (by address) across each of the Institutional Class of shares of the Funds or (ii) $10,000,000 per household (by address) across the Institutional Class and Institutional Service Class of shares of the Funds and the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund, and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Information

The Institutional Money Market Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Money Market Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Money Market Fund and its related companies may pay the financial intermediary for the sale of Institutional Money Market Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Money Market Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

TDAM Institutional Municipal Money Market Fund

Investment Objective

The TDAM Institutional Municipal Money Market Fund (the “Institutional Municipal Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Municipal Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.34%		0.35%
Total Other Expenses		0.34%		0.60%
Total Annual Fund Operating Expenses		0.44%		0.70%

Example

This Example is intended to help you compare the cost of investing in the Institutional Municipal Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Municipal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Municipal Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$45	$141	$246	$555
Institutional Service Class	$72	$224	$390	$871

Investment Strategies

The Institutional Municipal Fund is a money market fund. The Institutional Municipal Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt

7

from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Institutional Municipal Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the Institutional Municipal Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Municipal Fund to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Tax Risk — The Institutional Municipal Fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Institutional Municipal Fund guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Institutional Municipal Fund shareholders could be recharacterized as taxable.

Banking Industry Risk — The Institutional Municipal Fund may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

8

An investment in the Institutional Municipal Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Municipal Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional Municipal Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional Municipal Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Institutional Municipal Fund. Of course, past performance is not necessarily an indication of how the Institutional Municipal Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Municipal Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.03% (for the quarter ended 3/31/11) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	Since Inception (January 20, 2010)
Institutional Municipal Fund — Institutional Class	0.01%	0.04%
Institutional Municipal Fund — Institutional Service Class	0.01%	0.01%

(1)	As of 12/31/14, the 7-day yields for the Institutional Municipal Fund — Institutional Class and Institutional Service Class were 0.01% and 0.01%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Municipal Fund’s investment manager.

Purchase and Sale of Portfolio Shares.

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Municipal Fund, there is a combined initial purchase and minimum account balance requirement as applicable to each of the Institutional Class and Institutional Service Class: (1) either a combined initial purchase and minimum account balance requirement of (i) 1,000,000 per household (by address) across each of the Institutional Class of shares of the Funds or (ii) $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Municipal Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund,

9

TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Municipal Fund intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Municipal Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Municipal Fund and its related companies may pay the financial intermediary for the sale of Institutional Municipal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Municipal Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

TDAM Institutional U.S. Government Fund

Investment Objective

The TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional U.S. Government Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.05%		0.05%
Total Other Expenses		0.05%		0.30%
Total Annual Fund Operating Expenses		0.15%		0.40%

Example

This Example is intended to help you compare the cost of investing in the Institutional U.S. Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional U.S. Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional U.S. Government Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$15	$48	$85	$192
Institutional Service Class	$41	$128	$224	$505

Investment Strategies

The Institutional U.S. Government Fund is a money market fund. The Institutional U.S. Government Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

11

Principal Risks

Interest Rate Risk — The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional U.S. Government Fund to reinvest assets in lower yielding securities.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional U.S. Government Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional U.S. Government Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional U.S. Government Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional U.S. Government Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Institutional U.S. Government Fund. Of course, past performance is not necessarily an indication of how the Institutional U.S. Government Fund will perform in the future. For updated performance information, please call (800) 669-3900 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional U.S. Government Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.30% (for the quarter ended 9/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/14(1)

	1 Year	5 Years	Since Inception (December 18, 2006)
Institutional U.S. Government Fund — Institutional Class	0.01%	0.02%	0.95%
Institutional U.S. Government Fund — Institutional Service Class	0.01%	0.02%	0.88%

(1)	As of 12/31/14, the 7-day yields for the Institutional U.S. Government Fund — Institutional Class and Institutional Service Class were 0.01% and 0.01%, respectively.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional U.S. Government Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional U.S. Government Fund, there is a combined initial purchase and minimum account balance requirement as applicable to each of the Institutional Class and Institutional Service Class: (1) either a combined initial purchase and minimum account balance requirement of (i) 1,000,000 per household (by address) across each of the Institutional Class of shares of the Funds or (ii) $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional U.S. Government Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

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Tax Information

The Institutional U.S. Government Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional U.S. Government Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional U.S. Government Fund and its related companies may pay the financial intermediary for the sale of Institutional U.S. Government Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional U.S. Government Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		None
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.07%
Total Other Expenses		0.32%
Total Annual Fund Operating Expenses		0.42%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Treasury Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Service Class	$43	$135	$235	$530

Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income

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securities may be more sensitive to changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional Treasury Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Service Class of the Institutional Treasury Fund. The bar chart shows changes in the Institutional Service Class’ performance from year to year. The table shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how the Institutional Treasury Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN for the periods ended 12/31 each year

Institutional Treasury Fund — Institutional Service Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 12/31/11) and 0.00% (for the quarter ended 3/31/09), respectively.

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AVERAGE ANNUAL TOTAL RETURN for periods ended 12/31/14(1)

	1 Year	5 Year	Since Inception (November 3, 2008)
Institutional Treasury Fund — Institutional Service Class	0.01%	0.01%	0.01%

(1)	As of 12/31/14, the 7-day yield for the Institutional Treasury Fund — Institutional Service Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Treasury Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional Treasury Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the Financial Intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

DETAILS ABOUT THE FUNDS

Fund Overview

The Institutional Money Market Fund, the Institutional U.S. Government Fund, the Institutional Municipal Fund and the Institutional Treasury Fund (each, a “Fund” and collectively, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Institutional Class and the Institutional Service Class of each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Municipal Fund, and to the Institutional Service Class of the Institutional Treasury Fund (each a “Class”). Each Fund offers one or more share classes through separate prospectuses.

Investment Objectives

Each Fund seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that a Fund will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

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Investment Strategies

Each Fund is a money market fund. Each Fund invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the Funds’ Statement of Additional Information (“SAI”). The Institutional Money Market Fund has the flexibility to invest in a broad range of high quality money market securities. The Institutional Municipal Fund offers income exempt from regular federal income taxes by investing primarily in municipal securities. The Institutional U.S. Government Fund offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the Institutional U.S. Government Fund and the Institutional Money Market Fund may invest are backed by the full faith and credit of the U.S. government, as discussed below under “Institutional U.S. Government Fund.” The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash.

As money market funds, the Funds comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Fund maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Fund invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of similar quality in the judgment of the Fund’s Investment Manager.

Each Fund (except the Institutional Treasury Fund) may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Institutional Money Market Fund. The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Fund is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

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Institutional Municipal Fund. The Institutional Municipal Fund invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Institutional Municipal Fund normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Institutional Municipal Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

The Institutional Municipal Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional Municipal Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Institutional Municipal Fund may not achieve its investment objective.

Moreover, although the Institutional Municipal Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Institutional Municipal Fund’s risks.

The Institutional Municipal Fund may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Institutional Municipal Fund to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Institutional U.S. Government Fund. The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect the conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. In addition, a U.S. government guarantee of the securities owned by the Institutional U.S. Government Fund does not guarantee the net asset value of the Fund’s shares.

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The Institutional U.S. Government Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional U.S. Government Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Institutional Treasury Fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Institutional Money Market Fund, Institutional Municipal Fund and Institutional U.S. Government Fund. The income from each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, each such Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Institutional Money Market Fund and Institutional Municipal Fund. Because each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, it will be more susceptible to negative events affecting the worldwide banking industry.

Each of the Institutional Money Market Fund and Institutional Municipal Fund may also invest a significant portion of its assets in municipal securities, and will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

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Institutional Treasury Fund. An investment in the Institutional Treasury Fund is subject to income risk, which is the possibility that the Institutional Treasury Fund’s yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

All Funds. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Funds. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Funds and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Funds may be required to take certain steps that will impact and may adversely affect the Funds and the precise nature of such impact and effects has not yet been determined.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition, the Institutional Municipal Fund may be appropriate for investors looking for income that is exempt from regular federal income tax.

The Institutional Treasury Fund may be appropriate for investors seeking current income through a liquid investment.

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HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums. For shareholders wishing to purchase shares directly from a Fund, there is a combined initial purchase and minimum account balance requirement as applicable to each of the Institutional Class and Institutional Service Class: (1) either a combined initial purchase and minimum account balance requirement of (i) 1,000,000 per household (by address) across each of the Institutional Class of shares of the Funds or (ii) $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Treasury Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions. The initial purchase and minimum account balance requirement will not apply to purchases of shares by officers and directors of the Company.

Fund Business Days. The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day on which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail the application, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

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By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund, as applicable, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

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Directly from the Funds

By Mail

Redemption requests should reference the TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund and applicable Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order”. During the 14 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

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How to Exchange Between Funds

Shares of each class of the Institutional Money Market Fund, Institutional U.S. Government Fund, and Institutional Treasury Fund may be exchanged for shares of the same class of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM Small-Mid Cap Equity Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM website at www.tdamusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account.

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such

25

computation. For each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, the NAV per share is computed as of 4:00 p.m. (Eastern Time) on each Fund Business Day. For the Institutional Municipal Fund, the NAV per share is computed as of 1:00 p.m. (Eastern Time) on each Fund Business Day.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

Like most money market funds, each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Fund to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Fund, as determined under the amortized cost method, is monitored in relation to the market value of the Fund.

Dividends

On each day that the NAV of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time). On each day that the NAV of the Institutional Municipal Fund is determined, the Institutional Municipal Fund’s net investment income will be declared daily at 1:00 p.m. (Eastern Time).

Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above such levels that is long-term capital gain, and 0% for those with incomes below certain levels), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

Institutional Municipal Fund. Generally, income from municipal securities is exempt from U.S. federal income tax, but not from the AMT. The AMT is a tax imposed at a lower rate than the regular federal income tax rate on a taxpayer’s

26

Alternative Minimum Taxable income, computed without taking into account some of the deductions and exemptions generally allowable for federal income tax purposes. Shareholders should consult their tax advisors in order to determine whether they are subject to the AMT.

Institutional U.S. Government Fund and Institutional Treasury Fund. All or some of the dividends received from the Institutional U.S. Government Fund and the Institutional Treasury Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Funds’ shares generally do not present risks to other shareholders of the Funds, the Board of

27

Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM website at www.tdamusa.com. Information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Fund’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is the Funds’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

Each Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Fund, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Funds (or waive fees) in an effort to maintain certain net yields for the Funds. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2014, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.00% (after waivers) with respect to the Institutional Money Market Fund; 0.00% (after waivers) with respect to the Institutional Municipal Fund; 0.01% (after waivers) with respect to the Institutional U.S. Government Fund; and 0.00% (after waivers) with respect to the Institutional Treasury Fund. The Investment Manager also reimbursed the Institutional Money Market Fund 0.06%, the Institutional Municipal Fund 0.28%, and the Institutional Treasury Fund 0.03% for certain fees (as a percentage of average net assets).

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.20% for the Institutional Class of each Fund and 0.45% for the Institutional Service Class of each Fund (each, an “Expense Cap”). With respect to each Class of each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report dated April 30, 2014.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2014 had total assets under management of approximately $9.9 billion.

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Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Shareholder Servicing

The Company’s Shareholder Servicing Plan permits the Institutional Service Class of each Fund to pay banks, broker-dealers or other financial institutions for shareholder support services they provide, at a rate of 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of each Fund, and TD Bank N.A. (“TD Bank”), an affiliate of the Investment Manager, TD Bank has agreed to provide shareholder services to the Institutional Service Class of each Fund pursuant to the Shareholder Servicing Plan. The Institutional Service Class of each Fund pays a fee (as a percentage of average net assets) of 0.25% to TD Bank under the Shareholder Services Agreement.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to the Institutional Service Class of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to the Shareholder Servicing Plan. The Institutional Service Class of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade under the Shareholder Services Agreement.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available by visiting www.tdamusa.com.

TDAM Institutional Money Market Fund

	Institutional Class
For the years ended October 31	2014		2013		2012	2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.001	0.000	*	0.001
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000 *	0.000	*	(0.000)*
Total from operations	0.000	*	0.000	*	0.001	0.000	*	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.001)	(0.000	)*	(0.001)
Distributions from net realized gains	—		(0.000	)*	(0.000)*	—		(0.000)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.001)	(0.000	)*	(0.001)
Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00
Total investment return†	0.01%		0.01%		0.05%	0.05%		0.07%
Net assets end of year (000)	$195,493		$183,074		$78,060	$41,760		$68,827
Ratio of net expenses to average net assets	0.09%		0.12%		0.20%	0.17%		0.18%
Ratio of total expenses to average net assets	0.25%		0.29%		0.32%	0.30%		0.25%
Ratio of net investment income to average net assets	0.01%		0.01%		0.05%	0.05%		0.07%

	Institutional Service Class
For the years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	0.000	*	(0.000)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Distributions from net realized gains	—		(0.000	)*	(0.000	)*	—		(0.000)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.04%		0.05%
Net assets end of year (000)	$73,054		$72,636		$49,733		$82,171		$70,331
Ratio of net expenses to average net assets	0.09%		0.13%		0.23%		0.18%		0.22%
Ratio of total expenses to average net assets	0.50%		0.57%		0.56%		0.55%		0.51%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.04%		0.05%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FINANCIAL HIGHLIGHTS (continued)

TDAM Institutional Municipal Money Market Fund

	Institutional Class(2)
For the years or periods ended October 31	2014		2013		2012		2011	2010
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.001	0.001
Net realized gains (losses) on investments	—		—		(0.000	)*	0.000 *	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.001	0.001
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)	(0.001)
Distributions from net realized gains	—		—		—		—	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.001)	(0.001)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00
Total investment return†	0.01%		0.01%		0.02%		0.07%	0.08%
Net assets end of period (000)	$31,737		$41,226		$54,675		$60,828	$72,244
Ratio of net expenses to average net assets	0.07%		0.11%		0.13%		0.15%	0.17%	‡
Ratio of total expenses to average net assets	0.44%		0.36%		0.34%		0.31%	0.41%	‡
Ratio of net investment income to average net assets	0.01%		0.01%		0.02%		0.08%	0.10%	‡

	Institutional Service Class(2)
For the years or periods ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—		—		(0.000	)*	0.000	*	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.01%		0.01%
Net assets end of period (000)	$20,675		$23,330		$22,246		$22,567		$28,048
Ratio of net expenses to average net assets	0.07%		0.11%		0.14%		0.21%		0.26%	‡
Ratio of total expenses to average net assets	0.70%		0.61%		0.59%		0.57%		0.65%	‡
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%	‡

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Prior the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
(2)	Class commenced operations on January 20, 2010.
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FINANCIAL HIGHLIGHTS (continued)

TDAM Institutional U.S. Government Fund

	Institutional Class
For the years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	—
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.03%		0.05%
Net assets end of year (000)	$152,403		$159,154		$156,456		$171,877		$178,723
Ratio of net expenses to average net assets	0.06%		0.09%		0.13%		0.13%		0.14%
Ratio of total expenses to average net assets	0.15%		0.15%		0.16%		0.16%		0.16%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%		0.05%

	Institutional Service Class
For the years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000	)*	(0.000	)*	0.000	*	(0.000	)*	—
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.03%		0.03%
Net assets end of year (000)	$588,028		$510,916		$643,949		$497,048		$472,552
Ratio of net expenses to average net assets	0.06%		0.09%		0.13%		0.13%		0.17%
Ratio of total expenses to average net assets	0.40%		0.40%		0.41%		0.41%		0.41%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%		0.03%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

32

FINANCIAL HIGHLIGHTS (concluded)

TDAM Institutional Treasury Obligations Money Market Fund

	Institutional Service Class
For the years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	(0.000	)*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		(0.000	)*	(0.000	)*	(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.01%		0.01%
Net assets end of year (000)	$226,884		$86,784		$378,961		$136,057		$157,749
Ratio of net expenses to average net assets	0.03%		0.08%		0.09%		0.11%		0.14%
Ratio of total expenses to average net assets	0.42%		0.43%		0.44%		0.43%		0.46%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031

Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA03

TD Asset Management

PROSPECTUS

February 27, 2015

TD Asset Management USA Funds Inc.

TDAM Institutional Money Market Fund
    – Commercial Class (TCCXX)

TDAM Institutional U.S. Government Fund
    – Commercial Class (TGCXX)

TDAM Institutional Treasury Obligations Money Market Fund
    – Commercial Class (TTCXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                 NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

2

SUMMARY

TDAM Institutional Money Market Fund

Investment Objective

The TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Money Market Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.14%
Total Other Expenses		0.39%
Total Annual Fund Operating Expenses		0.89%

Example

This Example is intended to help you compare the cost of investing in the Institutional Money Market Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Money Market Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$91	$284	$493	$1,096

Investment Strategies

The Institutional Money Market Fund is a money market fund. The Institutional Money Market Fund invests in high quality money market securities that the Institutional Money Market Fund’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”), believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Institutional Money Market Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of

3

U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets.

Principal Risks

Interest Rate Risk — The income from the Institutional Money Market Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional Money Market Fund to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Institutional Money Market Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result

4

of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional Money Market Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Money Market Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table shows average annual total returns of the Commercial Class of the Institutional Money Market Fund. Of course, past performance is not necessarily an indication of how the Institutional Money Market Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Money Market Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 6/30/10) and 0.00% (for the quarter ended 3/31/13), respectively.

AVERAGE ANNUAL TOTAL RETURN as of 12/31/14(1)

	1 Year	5 Years	Since Inception (November 19, 2009)
Institutional Money Market Fund — Commercial Class	0.01%	0.02%	0.02%

(1)	As of 12/31/14, the 7-day current yield for the Institutional Money Market Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Money Market Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

5

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Money Market Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Money Market Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Money Market Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Money Market Fund and its related companies may pay the financial intermediary for the sale of Institutional Money Market Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Money Market Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

6

TDAM Institutional U.S. Government Fund

Investment Objective

The TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional U.S. Government Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.05%
Total Other Expenses		0.30%
Total Annual Fund Operating Expenses		0.80%

Example

This Example is intended to help you compare the cost of investing in the Institutional U.S. Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional U.S. Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional U.S. Government Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$82	$255	$444	$990

Investment Strategies

The Institutional U.S. Government Fund is a money market fund. The Institutional U.S. Government Fund invests in high quality money market securities that the Investment Manager believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

7

Principal Risks

Interest Rate Risk — The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional U.S. Government Fund to reinvest assets in lower yielding securities.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional U.S. Government Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional U.S. Government Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional U.S. Government Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table shows average annual total returns of the Commercial Class of the Institutional U.S. Government Fund. Of course, past performance is not necessarily an indication of how the Institutional U.S. Government Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

8

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional U.S. Government Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 6/30/10) and 0.00% (for the quarter ended 3/31/09), respectively.

AVERAGE ANNUAL TOTAL RETURN for the period ended 12/31/14(1)

	1 Year	5 Years	Since Inception (November 14, 2008)
Institutional U.S. Government Fund — Commercial Class	0.01%	0.02%	0.03%

(1)	As of 12/31/14, the 7-day current yield for the Institutional U.S. Government Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional U.S. Government Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional U.S. Government Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional U.S. Government Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional U.S. Government Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional U.S. Government Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional U.S. Government Fund and its related companies may pay the financial intermediary for the sale of Institutional U.S. Government Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional U.S. Government Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.50%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.07%
Total Other Expenses		0.32%
Total Annual Fund Operating Expenses		0.92%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Treasury Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$94	$293	$509	$1,131

Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest

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rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Regulatory Reform Risk — Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund and the precise nature of such impact and effects have not yet been determined.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

An investment in the Institutional Treasury Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Treasury Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how the Institutional Treasury Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Treasury Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 12/31/11) and 0.00% (for the quarter ended 3/31/09), respectively.

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AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/14(1)

	1 Year	5 Years	Since Inception (November 14, 2008)
Institutional Treasury Fund — Commercial Class	0.01%	0.01%	0.01%

(1)	As of 12/31/14, the 7-day current yield for the Institutional Treasury Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail.

Balance Minimums. For shareholders wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional Treasury Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional Treasury Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the financial intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE FUNDS

Fund Overview

The Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund (each, a “Fund” and collectively, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Commercial Class of each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund (each a “Class”). Each Fund offers other share classes through a separate prospectus.

Investment Objectives

Each Fund seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that a Fund will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

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Investment Strategies

Each Fund is a money market fund. Each Fund invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by the Investment Manager to be of quality equivalent to securities in the two highest credit-quality categories.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the Funds’ Statement of Additional Information (“SAI”). The Institutional Money Market Fund has the flexibility to invest in a broad range of high quality money market securities. The Institutional U.S. Government Fund offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the Institutional U.S. Government Fund (and the Institutional Money Market Fund) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “Institutional U.S. Government Fund.” The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash.

As money market funds, the Funds comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Fund maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Fund invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of similar quality in the judgment of the Fund’s Investment Manager.

Each Fund (except the Institutional Treasury Fund) may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Institutional Money Market Fund. The Institutional Money Market Fund invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Fund’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Institutional Money Market Fund may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Institutional Money Market Fund may invest include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Institutional Money Market Fund may invest in taxable municipal securities. The Institutional Money Market Fund does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Institutional Money Market Fund also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Fund is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Institutional U.S. Government Fund. The Institutional U.S. Government Fund invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and

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repurchase agreements backed by such obligations. The Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. In addition, a U.S. government guarantee of the securities owned by the Institutional U.S. Government Fund does not guarantee the net asset value of the Fund’s shares.

The Institutional U.S. Government Fund may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Institutional U.S. Government Fund may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.

Institutional Treasury Fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Institutional Money Market Fund and Institutional U.S. Government Fund. The income from each of the Institutional Money Market Fund and the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, each such Fund’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as

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discussed above, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Institutional Money Market Fund. Because the Institutional Money Market Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, it will be more susceptible to negative events affecting the worldwide banking industry.

The Institutional Money Market Fund may also invest a significant portion of its assets in municipal securities, and will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Institutional Treasury Fund. An investment in the Institutional Treasury Fund is subject to income risk, which is the possibility that the Institutional Treasury Fund’s yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

All Funds. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, can impact the Funds. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Funds and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors (e.g., retail or institutional). The amendments have staggered compliance dates. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. As a result of these amendments, the Funds may be required to take certain steps that will impact and may adversely affect the Funds and the precise nature of such impact and effects has not yet been determined.

Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of

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confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

Each of the Institutional Money Market Fund and the Institutional U.S. Government Fund may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

The Institutional Treasury Fund may be appropriate for investors seeking current income through a liquid investment.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums. For shareholders wishing to purchase shares directly from a Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional U.S. Government Fund, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund.

The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions. The initial purchase and minimum account balance requirement will not apply to purchases of shares by officers and directors of the Company.

Fund Business Days. The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day on which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

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Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail the application, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund, as applicable, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

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For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund and applicable Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order”. During the 14 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Your redemption request will be priced at the NAV next calculated after the request is received by the Fund. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption.

If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or

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electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Between Funds

Shares of each class of the TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Fund may be exchanged for shares of the same class of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM Small-Mid Cap Equity Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM website at www.tdamusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account.

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds,

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and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. The NAV per share for each Fund is computed as of 4:00 p.m. (Eastern Time) on each Fund Business Day.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency, or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

Like most money market funds, each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Fund to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Fund, as determined under the amortized cost method, is monitored in relation to the market value of the Fund.

Dividends

On each day that the NAV of each Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time).

Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above such levels that is long-term capital gain and 0% for those with incomes below certain levels), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be

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deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

Institutional U.S. Government Fund and Institutional Treasury Fund. All or some of the dividends received from the Institutional U.S. Government Fund and the Institutional Treasury Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should consult their Financial Intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Funds’ shares generally do not present risks to other shareholders of the Funds, the Board of

21

Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM website at www.tdamusa.com. Information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Fund’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Ave., New York, NY 10022, is the Funds’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

Each Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Fund, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Funds (or waive fees) in an effort to maintain certain net yields for the Funds. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2014, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.00% (after waivers) with respect to the Institutional Money Market Fund; 0.01% (after waivers) with respect to the Institutional U.S. Government Fund; and 0.00% (after waivers) with respect to the Institutional Treasury Fund. The Investment Manager also reimbursed the Institutional Money Market Fund 0.06% and the Institutional Treasury Fund 0.03% for certain fees (as a percentage of average net assets).

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.85% for the Commercial Class of each of the Institutional Money Market Fund and the Institutional U.S. Government Fund, and 0.95% for the Commercial Class of the Institutional Treasury Fund (each, an “Expense Cap”). With respect to each Class of each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report dated April 30, 2014.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2014 had total assets under management of approximately $9.9 billion.

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Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Funds’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits the Commercial Class of each of the Institutional Money Market Fund and the Institutional U.S. Government Fund to pay from its assets, distribution fees for the sale and distribution of shares at a rate not to exceed 0.40% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund to pay from its assets, distribution fees at a rate not to exceed 0.50% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to financial institutions (which may include affiliates of the Investment Manager and banks), including TD Bank, N.A. (“TD Bank”), TD Ameritrade Inc., and your Financial Intermediary, pursuant to the terms of selling agreements, selected dealer agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the Commercial Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM or any successor investment adviser or administrator (“Successor”), may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement to such financial institutions (which may include affiliates of the Investment Manager and banks) including TD Bank, TD Ameritrade Inc. and your Financial Intermediary or others who, in TDAM’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Company’s Shareholder Servicing Plan permits the Commercial Class of each Fund to pay banks, broker-dealers or other financial institutions for shareholder support services they provide, at a rate of 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of each Fund, and TD Bank, an affiliate of the Investment Manager, TD Bank has agreed to provide shareholder services to its customers that are shareholders of the Commercial Class of each Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Bank under the Shareholder Services Agreement.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of each Fund and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to its clients that are shareholders of the Commercial Class of each Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Ameritrade under the Shareholder Services Agreement.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available by visiting www.tdamusa.com.

TDAM Institutional Money Market Fund

	Commercial Class(2)
For the years or periods ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	0.000	*	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		(0.000	)*	(0.000	)*	—		(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.04%		0.05%
Net assets end of period (000)	$6,351		$16,870		$23,039		$25,154		$22,368
Ratio of net expenses to average net assets	0.09%		0.14%		0.24%		0.17%		0.18%	‡
Ratio of total expenses to average net assets	0.89%		0.98%		0.97%		0.95%		0.86%	‡
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.04%		0.05%	‡

TDAM Institutional U.S. Government Fund

	Commercial Class
For the years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	—
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.03%		0.03%
Net assets end of year (000)	$334,534		$302,023		$300,052		$280,239		$181,365
Ratio of net expenses to average net assets	0.06%		0.09%		0.13%		0.13%		0.15%
Ratio of total expenses to average net assets	0.80%		0.80%		0.81%		0.81%		0.81%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.03%		0.03%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
(2)	Class commenced operations on November 19, 2009.

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FINANCIAL HIGHLIGHTS (concluded)

TDAM Institutional Treasury Obligations Money Market Fund

	Commercial Class
For the years ended October 31	2014		2013		2012		2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	(0.000	)*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		(0.000	)*	(0.000	)*	(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.01%		0.01%
Net assets end of year (000)	$546,433		$399,887		$351,633		$293,060		$265,294
Ratio of net expenses to average net assets	0.03%		0.07%		0.09%		0.10%		0.15%
Ratio of total expenses to average net assets	0.92%		0.93%		0.95%		0.93%		0.96%
Ratio of net investment income to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%

*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031
Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA04

TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
February 27, 2015

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
Investor Class (WTOXX)
Premium Class (NPLXX)
Class A (TDAXX)
Select Class (TDSXX)

TDAM U.S. Government Portfolio
Investor Class (WTUXX)
Class A (TDUXX)

TDAM Municipal Portfolio
Investor Class (WTMXX)
Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
Investor Class (WCAXX)
Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
Investor Class (WNYXX)
Class A (TDYXX)

399 Park Avenue
New York, New York 10022
(800) 669-3900

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated February 27, 2015 (the “Prospectus”) for the TDAM Money Market Portfolio (the “Money Market Portfolio”), the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2014, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and incorporated herein by reference.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call TD Ameritrade at (800) 669-3900, or visit the website: http://tdamusa.com.

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio offers two or more classes of shares. This SAI pertains to all classes of the Portfolios.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is “diversified” as that term is defined in the Investment Company Act. Each of the California Portfolio and the New York Portfolio is “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or class of shares (“Class”), means respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Illiquid Securities

Each Portfolio may invest up to 5% of its total assets in illiquid securities. The term “illiquid securities” is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Portfolio. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Company’s Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 5% of its total assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Neither the California Portfolio nor the New York Portfolio have purchased Auction Rate Securities as part of the 5% limit on illiquid securities and it is not expected that either Portfolio will be purchasing Auction Rate Securities in the future.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed on the following page.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. Each Portfolio may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller, a Portfolio might have expenses in enforcing its rights under the repurchase agreement, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. In the event of a bankruptcy or other default of a buyer, a Portfolio might have expenses in enforcing its rights under the reverse repurchase agreement.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Investment Manager, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., P-1 by Moody’s) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than ½ of 1% of its total assets in the second tier securities of a single issuer. In addition, no Portfolio may invest in a second tier security with a maturity of greater than 45 calendar days.

Under the applicable liquidity requirements of Rule 2a-7, each Portfolio (except the Municipal Portfolio, the California Portfolio and the New York Portfolio) must hold at least 10% of its assets in “daily liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, and securities for which the Portfolio has a legal right to receive cash in one business day. Each Portfolio must also hold at least 30% of its assets in “weekly liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, and securities for which the Portfolio has a legal right to receive cash within five business days.

Each Portfolio will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less (45 days or less with respect to second tier securities), all calculated as described in Rule 2a-7. For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Section 4(a)(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(a)(2) paper. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(a)(2) paper to be liquid. However, pursuant to procedures adopted by the Board, if an investment in Section 4(a)(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 5% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(a)(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes and, in the case of the California Portfolio and the New York Portfolio, to California state or New York State (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate-or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the fundamental investment restrictions of each Portfolio. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following investment restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(a)(2) of the Securities Act (Section 4(a)(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Board;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions including issuers of obligations held by the California Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions including issuers of obligations held by the California Portfolio.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Company nor its legal counsel has independently verified this information.

Overview

The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 7.2 percent in November 2014, was approximately 1.4 percent higher than the national average of 5.8 percent.

The California economy is experiencing a gradual and broadening recovery from the recent recession. California has nontheless faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (collectively known as “Proposition 30”), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. The LAO further reported that the State’s budgetary condition in November 2013 was stronger than at any point in the past decade and that the State no longer had a structural imbalance in its budget. See “The State Budget — Constraints on the State Budget — Proposition 30” below.

The adopted State budget for fiscal year 2014-15 (the “2014-15 Budget Act”), which began with a surplus of approximately $2.9 billion at June 30, 2014, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertaintites (the “SFEU”) of approximately $449 million at June 30, 2015. The Governor revised the projected SFEU balance in his proposed 2015-16 budget to be slightly higher at approximately $452 million. The projected budget demonstrates continued improvement in the State’s fiscal condition. If the results are realized, the 2014-15 Budget will represent the third consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period. Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The 2013 estimate of the State’s population is 38.2 million, which represents approximately 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The rate has improved thereafter with the State’s unemployment falling to 7.2 percent in November 2014. However, the State’s unemployment rate remains higher than the United States unemployment rate, which was 5.8 percent for November 2014. State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. Total state personal income increased from the previous year by approximately 6.6 percent, 5.0 percent and 2.8 percent in 2011, 2012 and 2013, respectively. In 2012, State personal income surpassed pre-recession, 2008 levels. As of November 2014, the State had projected personal income to grow by 4.6 percent in 2014 and 5.1 percent in 2015. In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. Still, substantial gains in taxable sales have occurred since 2009. Taxable sales increased from the previous year by approximately 4.3 percent and 9.1 percent in 2010 and 2011, respectively. Taxable sales during 2012 further increased approximately 7.2 percent from the previous year, recovering to approximately 99.4 percent of taxable sales in 2008. The Department of Finance estimated that taxable sales increased approximately 5.8 percent in 2013. As of November 2014, the State had projected taxable sales to grow by 6.4 percent in 2014 and 6.6 percent in 2015.

The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In October 2014, this number had increased to $450,620, which was an increase of more than 5.4 percent from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270.

In calendar years 2010, 2011 and 2012, the State had the third, fourth and sixth highest rate of foreclosure in the United States, respectively, with foreclosure filings at nearly twice the national rate for each such year. However, foreclosure activity in 2013 in California decreased from 2012 by 60 percent, lowering the State’s foreclosure ranking outside of the ten highest in the nation.

Home building permitting, which suffered a long, steady decline from calendar years 2006 through 2009, increased from the prior year approximately 22.9 percent, 5.2 percent and 23.1 percent in 2010, 2011 and 2012, respectively. California issued 83,000 residential building permits in 2013, representing 42.6 percent more than were issued in 2012, but only 39 percent of the 213,000 permits that were issued in 2004.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments — Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote were Proposition 26 in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimated in November 2014 that the State was $12.5 billion under the limit in fiscal year 2012-13 and projected the State would be approximately $14.3 billion and $11.8 billion under its limit in fiscal years 2013-14 and 2014-15, respectively.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to September 1, 2014, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $86.3 billion. This outstanding debt consists of approximately $75.2 billion of general obligation bonds and approximately $11.2 billion of lease-revenue bonds. Moreover, as of September 1, 2014, the State had approximately $30.5 billion of authorized and unissued General Fund-supported general obligation bonds ($26.4 billion) and lease revenue bonds ($4.1 billion). In addition, a ballot measure was approved by voters in November 2014 (rescheduled from 2012) authorizing an additional $7.5 billion of general obligation bonds, principally to enhance the State’s water supply system.

Based upon estimates included in the State’s most recent general obligation bond disclosure, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately $5.2 billion, or 5.8 percent of General Fund revenues in fiscal year 2014-15. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”

Future Bond Issuance Plans. As the State had approximately $30.5 billion of authorized but unissued General Fund-supported debt as of September 1, 2014, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon estimates from the Department of Finance, approximately $5.7 billion of such obligations will be issued in fiscal year 2014-15 (compared with $8.3 billion in fiscal year 2013-14.) However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $5.5 billion of revenue anticipation notes for fiscal year 2013-14 (which have been repaid) and $2.8 billion of revenue anticipation notes for fiscal year 2014-15. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of June 30, 2014, the State Department of Water Resources had approximately $8.4 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $341 million of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with over $15.3 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of June 30, 2014. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. These sources are expected, under the most recent figures provided in the Governor’s proposed 2015-16 State budget, to contribute approximately 66.4 percent, 21.7 percent and 8.9 percent, respectively, of total General Fund revenues and transfers in fiscal year 2014-15. The State’s personal income tax structure is highly progressive, with the top 1 percent of taxpayers paying approximately 41.1 percent of the total personal income tax in tax year 2011. The personal income tax has been made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile.

Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected during the State’s recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.

The State is required to maintain the SFEU, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2013-14 Budget Act estimated an SFEU balance of $254 million as of June 30, 2013 and projected an SFEU balance of approximately $1.1 billion as of June 30, 2014. However, the estimated budget in the 2014-15 Budget Act was approximately $2.9 billion as of June 30, 2014, largely due to higher than expected capital gains tax revenue in 2013. The 2014-15 Budget Act projected an SFEU balance of approximately $449 million as of June 30, 2015. The Governor revised such projection to be approximately $452 million in his proposed 2015-16 State budget. See “Governor’s Proposed 2015-16 Budget — General Fund Budget Summary” below.

The sharp drop in revenues and the recurring use of flawed budget assumptions in previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long-term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009, the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.

In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.

The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.

The last four budget acts were each timely enacted. Further, with the approval by the voters of Proposition 30 in November 2012, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. The LAO further reported in

November 2013 that the State’s budgetary condition was stronger at that time than at any point in the past decade and that there is no longer a structural imbalance in the State’s budget. See “The State Budget — Constraints on the State Budget — Proposition 30” below.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2014-15 Budget Act provides approximately 41 percent of General Fund revenues in fiscal year 2014-15 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2014-15, the Proposition 98 Guarantee is $60.9 billion, of which $44.5 billion is payable from the General Fund. This Proposition 98 Guarantee level is an increase of $5.6 billion over the 2013-14 Budget Act level. This Proposition 98 Guarantee level reflects an increase of more than $4.7 billion in General Fund revenues in fiscal year 2014-15 from the prior fiscal year, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30 and Proposition 39. In prior years, the State Legislature has approved deferrals of the Proposition 98 Guarantee to satisfy budget shortfalls. The 2014-15 Budget Act repays approximately $4.7 billion of such deferred Proposition 98 payments to schools and community colleges. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. In fiscal year 2014-15, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.7 billion and $1.5 billion, respectively. The combined contributions represent approximately 3.8 percent of all General Fund expenditures for fiscal year 2014-15. The State also provides other post-employment health care and dental benefits to its employees and certain of their spouses and dependants (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. In fiscal year 2014-15, General Fund contributions to OPEB are estimated to be approximately $1.56 billion or 1.4 percent of the total General Fund expenditures.

The most recent actuarial valuation released by the CalPERS Board showed, as of June 30, 2013, an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $36.4 billion on an actuarial value of assets (“AVA”) basis and $49.9 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2013 at $73.7 billion on an AVA basis, and $74.4 billion on an MVA basis. The State’s most recent OPEB actuarial accrued liability report estimated an approximately $64.6 billion unfunded actuarial accrued liability as of June 30, 2013. The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.

Recent CalPERS and CalSTRS investment returns have exceeded the assumed rate of return. On July 14, 2014, CalPERS reported an 18.4 percent return on investments for the twelve months ended June 30, 2014, and CalSTRS reported a 18.7 percent return on investments for the same period. There can be no assurance that this type of performance will continue.

In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In February 2014, the Governor urged the CalPERS President to address the increase in life expectancy (2.1 years for men; 1.6 years for women) and to fully phase in the resulting increased costs (of approximately $1.2 billion per year) to CalPERS within 3 years. In April 2014, CalPERS adopted a new annual state contribution rate of $4.3 billion, an increase of more than $450 million. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

In June 2014, the Governor signed Chapter 47, Statutes of 2014 (“AB 1469”), which increased statutorily required contributions to CalSTRS from the state, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the state, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. The 2014-15 Budget Act includes a plan to fully fund CalSTRS in about 30 years, with $59.1 million in additional General Fund contributions going to CalSTRS in fiscal year 2014-15.

Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit liabilities. The credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. Recently, a federal bankruptcy court has suggested that CalPERS contracts may be subject to adjustment in bankruptcy. Any definitive ruling might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. There can be no assurance that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.

Pension Reform. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and did not have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declared legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. Accordingly, the legislature passed and the Governor signed AB 1469 in June 2014. See “— Local” above.

The Legislative Analyst’s Office (LAO)’s analysis of PEPRA concluded that the legislation would have little or no effect on State finances in fiscal year 2012-13. Further, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. Costs for OPEB are not addressed in PEPRA.

There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had only been met 12 times in the last three decades. Following enactment of Proposition 25, the Legislature has approved and Governor Brown has signed the four consecutive Budget Acts before the start of each such fiscal year.

Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget Act, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. The 2014-15 Budget Act and the Governor’s proposed 2015-16 State budget each allocated transfers to the BSA. Funding for the BSA is estimated by the Governor’s proposed 2015-16 State budget to be $1.6 billion as of June 30, 2015 and $2.8 billion as of June 30, 2016. In November 2014, voters approved a constitutional amendment (“Proposition 2”) intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “Revisions to Balanced Budget Amendment” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Revisions to Balanced Budget Amendment. Proposition 2 was approved by voters in November 2014. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. Beginning with the 2015-16 fiscal year, Proposition 2 will require that, among other things: deposits be made into the BSA whenever capital gains revenues rise to more than 8 percent of General Fund tax revenues; 1.5 percent of annual General Fund revenues be set aside each year; half of each year’s deposit through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities, after which at least half of each year’s deposit must be saved, with the remainder used for supplemental debt payments or savings; that the maximum size of the BSA be increased 10 percent of General Fund revenues; withdrawal of funds be only for a disaster or if spending remains at or below the highest level of spending from the prior three years; the maximum amount that could be withdrawn in the first year of a recession be limited to half of the BSA’s balance; the state provide a multiyear budget forecast to help better manage the state’s longer term finances; and a Proposition 98 reserve be created, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” (“Proposition 22”) in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.

Proposition 30. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (also known as “Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” herein.

Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and excludes this amount for purposes of calculating the Proposition 98 Guarantee. For further information regarding the realignment of services to local governments, see “Local Governments — Realigning Services to Local Governments” below.

The LAO projected that Proposition 30 would result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. The Governor projects that if his policies remain in effect and revenues continue to increase as projected, $11.8 billion of approximately $24.9 billion of budgetary borrowings and deferrals incurred prior to 2011 and outstanding as of June 30, 2014 will be repaid in fiscal year 2014-15, with the remainder fully eliminated by the end of fiscal year 2017-18. There can be no assurance that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.

The California Clean Energy Jobs Act. On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue.

Governor’s Proposed 2014-15 Budget

General. On January 9, 2015, the Governor proposed a State budget for fiscal year 2015-16 (the “Governor’s Proposed 2015-16 Budget”). The Governor’s Proposed 2015-16 Budget reflects continued improvement in the State’s finances

(resulting in significant part from the enhanced revenues from Proposition 30). The Governor’s Proposed 2015-16 Budget assumes a modest operating surplus at the end of fiscal year 2014-15, and includes the second deposit into the BSA since 2007.

The Governor’s Proposed 2015-16 Budget includes annual funding increases for public higher education, as well as funding to continue implementation of the federal Affordable Care Act that was enacted on March 23, 2011.

General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the Governor’s Proposed 2015-16 Budget, is set forth below.

Governor’s Proposed Budget
General Fund Condition
(Dollars in Millions)

			Proposed for 2014-15
	Actual 2013-14(1)	Adopted 2014-15	Proposed 2015-16	Percent Change
Prior-year General Fund balance	$(2,429)	$3,903	$1,423
Revenues and transfers	102,185	105,488	113,380	7.4%
Total resources available	$104,614	$109,391	$114,803
Expenditures	$(100,711)	$(107,987)	$(113,298)	4.9%
Ending General Fund balance	$3,903	$1,404	$1,505
Encumbrances	$(955)	$(955)	$(971)
Reserve	$2,943	$449	$534
Budget Stabilization Account	—	$1,606	$2,826

(1)	Reflects the administration’s projection of the balance in the SFEU.

Future Budgets

The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of January 1, 2015, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa3	A+	A

These ratings are among the lowest of any of the 50 states. These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during prior economic boom times. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the recent economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget — Constraints on the Budget Process — State-Local Fiscal Relations” above.

Realigning Services to Local Governments. The 2011-12 Budget Act contained a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter are and will be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, bear an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State expects that during fiscal year 2014-15, the State will transfer approximately $6.3 billion in sales tax revenues and $446 million in vehicle license fee revenue to local governments under the realignment plan.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value. Although the Federal bankruptcy judge stated that the obligations to CalPERS could be adjusted in federal bankruptcy proceedings, the plan of adjustment was confirmed without reducing such obligations to CalPERS. The plan is being appealed by at least one institutional bondholder, who has alleged, among other things, that the plan unfairly discriminates against debt creditors and does not attempt to reduce pension obligations owed to the CalPERS system (for the benefit of the City-employees).

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition, the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although many of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. Also, many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently, the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers — Other Issuers of California Debt Obligations” above.

Other Factors

Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Health Care Reform. The federal Affordable Care Act (the “ACA”) may result in a significant net increase in General Fund program costs in the current and subsequent fiscal years. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums and savings resulting from the ACA as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange starting in 2014. The 2014-15 Budget Act includes funding of $136.7 billion for all Health and Human Services Agency programs, $18.7 billion higher than the estimates provided in January 2014 in the Governor’s proposed budget for fiscal year 2014-15. The increase is largely due to an additional 825,000 individuals who will receive Medi-Cal benefits as a result of the ACA. The 2013-14 State Budget implemented the ACA’s optional expansion to include adults up to 138 percent of the federal poverty level. Under the ACA, the federal government has promised initially to pay for 100 percent of the cost of benefits for newly eligible individuals served under this optional expansion; federal funding will gradually decrease to 90 percent by 2020. Other costs will be shared 50-50, with the State’s estimated share of these other costs being approximately $1.7 billion ($766 million from the General Fund) for fiscal year 2014-15. In December 2014, the State indicated in disclosure in an official statement that health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The full extent of the impact will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange.

Federal Government Shutdown. The shutdown of the federal government for 16 days in October 2013 may have had a negative economic impact on the State; however, the full scope is not known. Such an event may occur during the current fiscal year or in future fiscal years. The latest federal budget agreement provides greater stability to the federal government’s fiscal situation; however, the federal government still faces both short- and long-term fiscal issues. In February 2014, Congress approved an increase in the federal debt limit, without any policy provisions attached. The increase is effective through March 15, 2015. As it has in the past, the federal government could shift costs to the state to address its own fiscal challenges and Congress may fail to extend the federal debt limit as necessary in the future. Such a failure may have a material impact on the State.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

SUMMARY OF NEW YORK STATE FUND ACCOUNTING

The State’s General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. State law requires the Governor to submit, and the Legislature to enact, a General Fund budget that is balanced on a cash basis of accounting. The State Constitution and State Finance Law do not provide a precise definition of budget balance. In practice, the General Fund is considered balanced on a cash basis of accounting if sufficient resources are expected to be available during the fiscal year for the State to (a) make all planned payments, including personal income tax (“PIT”) refunds, without the issuance of deficit notes or bonds or extraordinary cash management actions, (b) restore the balances in the Tax Stabilization Reserve and Rainy Day Reserve to levels at or above the levels on deposit when the fiscal year began, and (c) maintain other reserves, as required by law. For purposes of calculating budget balance, the General Fund includes transfers to and from other funds.

The General Fund is typically the financing source of last resort for the State’s other major funds, including Health Care Reform Act (“HCRA”) funds, the Dedicated Highway and Bridge Trust (“DHBTF”) Fund, the School Tax Relief (“STAR”) Fund, and the Lottery Fund. Therefore, the General Fund projections account for any estimated funding shortfalls in these funds. Since the General Fund is the fund that is required to be balanced, the focus of the State’s budgetary and gap-closing discussion is generally weighted toward the General Fund.

The State accounts for all of its receipts and disbursements by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State also reports disbursements and receipts activity by two other broad measures: State Operating Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds and Capital Projects Funds; and All Governmental Funds (“All Funds”), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. As more financial activity has occurred in funds outside of the General Fund, State Operating Funds has become, in the view of the New York State Division of the Budget (“DOB”), a more comprehensive measure of State-funded activities for operating purposes that are funded with State resources (e.g., taxes, assessments, fees, tuition). The State Operating Funds perspective has the advantage of eliminating certain distortions in operating activities that may be caused by, among other things, the State's complex fund structure, the transfer of money among funds, and the accounting of disbursements against appropriations in different funds.

Information contained in this summary is generally derived from the Annual Information Statement of the State of New York (the “AIS”), dated June 19, 2013, issued by DOB. The AIS contains extracts from the Governor’s Enacted Budget Financial Plan for fiscal year 2014, which DOB issued in May, 2013.

FY 2012-13 YEAR END RESULTS (UNAUDITED) — GENERAL FUND

The State ended FY 2012-13 in balance on a cash basis in the General Fund, and maintained a closing balance of $1.61 billion, consisting of $1.1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, $93 million in the Community Projects Fund, $21 million in the Contingency Reserve, $77 million reserved for potential retroactive labor settlements, and $113 million in an undesignated fund balance. The FY 2012-13 closing balance was $177 million less than the FY 2011-12 closing balance, which largely reflects the use of designated resources to address costs associated with retroactive labor agreements.

General Fund receipts, including transfers from other funds, totaled $58.8 billion in FY 2012-13. Total receipts during FY 2012-13 were $1.9 billion (3.3 percent) higher than in the prior fiscal year. Total tax receipts were $1.5 billion higher than the previous fiscal year, mainly due to growth in Personal Income Tax collections ($1.0 billion) and business tax collections ($493 million). General Fund miscellaneous receipts also increased, largely due to one-time receipts from a settlement between DFS and Standard Chartered Bank.

General Fund receipts for FY 2012-13 fell $281 million below projections reflected in the February 2013 AIS Update. Tax receipts exceeded planned levels by $251 million, with stronger than anticipated collections for business taxes ($214 million) and personal income taxes ($82 million) offset in part by lower receipts from sales and use taxes ($15 million) and other taxes ($30 million). Miscellaneous receipts and non-tax transfers were $532 million below planned levels. This was due in part to the timing of transfers from other funds to the General Fund, and to lower than expected miscellaneous receipts collections for certain fines and fees. All planned tax refunds were made according to schedule.

General Fund disbursements, including transfers to other funds, totaled $59.0 billion in FY 2012-13, $2.5 billion (4.4 percent) higher than in the prior fiscal year. This reflects expected growth in various local assistance programs, including education and Medicaid, both of which are subject to an annual cap; increased personal service costs associated with retroactive labor settlements; and increased transfers in support of debt service payments.

General Fund disbursements, including transfers to other funds, were $417 million lower than estimated in the February 2013 AIS Update. Disbursements for disaster assistance related to recent natural disasters, were approximately $100 million below estimated levels in FY 2012-13. These costs are now expected to be incurred by the General Fund in FY 2013-14. In addition, disbursements fell below planned levels in a number of areas, including, but not limited to, Mental Hygiene ($98 million), OCFS ($57 million), and the Judiciary ($36 million). Before the end of FY 2012-13, the State pre-paid from General Fund resources approximately $203 million in certain debt service not due until FY 2013-14.

STATUS OF 2013-14 (CURRENT FISCAL YEAR) BUDGET

On January 22, 2013, Governor Cuomo submitted his Executive Budget proposal for FY 2014, and made amendments thereto through February 21, 2013, as permitted by law. On February 25, 2013, DOB issued the Executive Budget Financial Plan, as amended, which included projections for FY 2013 through FY 2017 that reflected the estimated impact of the Governor's Executive Budget proposal. On March 28, 2013, the Legislature completed final action on the budget for FY 2014, which began on April 1, 2013. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations (the debt service appropriations were passed on March 20, 2013). On April 10, 2013, the Governor completed his review of all budget bills, including the veto of certain line-item appropriations, none of which had a material impact on the Financial Plan.

PROJECTED BUDGET GAPS IN THE FY 2013-14 ENACTED BUDGET FINANCIAL PLAN

In developing the Executive Budget proposal for FY 2014, DOB estimated that, if no corrective actions were taken, the State faced a projected General Fund budget gap of $1.35 billion for FY 2014. The General Fund budget gaps in future years were projected at $4.0 billion in FY 2015, $5.2 billion in FY 2016, and $5.7 billion in FY 2017. Budget gaps represent the difference between: (a) the projected General Fund disbursements, including transfers to other funds, needed to maintain anticipated service levels and specific commitments, and (b) the expected level of resources to pay for them. The General Fund gap estimates were based on a number of assumptions and projections developed by DOB in consultation with other State agencies.

The FY 2014 Enacted Budget gap-closing plan provides recurring savings and other actions over the Financial Plan period, reducing the General Fund budget gaps by a projected $2.0 billion in FY 2015, $2.3 billion in FY 2016, and $2.7 billion in FY 2017. Accordingly, DOB estimates that the Enacted Budget for FY 2013-14 is balanced in the General Fund on a cash basis, eliminating the previously projected budget gap in FY 2013-14 and reducing future projected budget gaps to $2.0 billion in FY 2014-15 and $2.9 billion in both FY 2015-16 and FY 2016-17.

The currently projected General Fund budget gap for FY 2015 equals approximately 3.2 percent of projected General Fund receipts for FY 2015. In total, the combined General Fund budget gap estimates for FY 2015 through FY 2017 is approximately $7.8 billion. By comparison, the budget gap closed in FY 2012 alone was estimated at $10 billion.

The following table summarizes the multi-year impact of the gap-closing plan.

GENERAL FUND BUDGETARY BASIS SURPLUS/(GAP) PROJECTIONS
SUMMARY OF ENACTED BUDGET GAP-CLOSING PLAN
(millions of dollars)

	FY 2014	FY 2015	FY 2016	FY 2017
CURRENT SERVICES GAP ESTIMATES (BEFORE ACTIONS)(1)	(1,352)	(3,979)	(5,201)	(5,663)
SPENDING CONTROL	1,351	838	730	931
Agency Operations	325	313	317	313
Executive Agencies	95	158	165	177
Independent Officials/University System	62	29	28	14
Fringe Benefits/Fixed Costs	168	126	124	122
Local Assistance	676	442	445	594
Health Care	110	98	92	114
Social Services/Housing	92	203	182	196
Human Services COLA/Trends (All Agencies)	71	85	88	95
Education	429	20	79	218
School Aid	402	7	51	190
All Other	27	13	28	28
All Other Local Assistance	(26)	36	4	(29)
Debt Management	350	83	(32)	24
INITIATIVES/INVESTMENTS	(699)	(757)	(886)	(1,122)
Joint Legislative Additions(2)	(376)	(440)	(522)	(553)
Executive Budget Investments	(178)	(159)	(98)	(98)
Thruway Authority	(84)	(86)	(87)	(89)
Capital Commitment Plan (Debt Service Impact)	(5)	(25)	(87)	(277)
All Other	(56)	(47)	(92)	(105)
FEDERAL REVENUE REDUCTION PLAN	0	(65)	(43)	282
OPWDD Federal Rate Change(3)	(1,100)	(1,000)	(650)	(325)
State Savings Plan	500	480	272	272
Federal Resources	600	455	335	335
REVENUES/EXTENDERS	389	723	2,080	2,139
18-a Utility Assessment	255	472	396	358
Limit on High Income Charitable Contribution	70	140	140	70
PIT Extension	0	500	1,993	2,445
Middle Class Family Tax Credit	0	(410)	(410)	(410)
Extend and Reform Film Credit	0	0	0	(165)
Job Growth Package	0	(65)	(115)	(196)
All Other	64	86	76	37
OTHER CHANGES	311	1,226	464	513
Workers' Compensation Reform/SIF Reserve Release	250	1,000	250	250
Debt Management Set-Aside	(250)	0	0	0
Receipts Forecast Revisions (since Jan. 2013)	130	242	226	270
Undesignated Fund Balance (Timing for Disaster Assistance)	100	0	0	0
All Other	81	(16)	(12)	(7)
ENACTED BUDGET SURPLUS/(GAPS)	0	(2,014)	(2,856)	(2,920)

(1)	All forecast revisions made since the release of the Executive Budget in January 2013 are accounted for in the appropriate categories of the gap-closing plan (e.g., spending reestimates in the category entitled “Spending Control”).
(2)	Restorations to Executive Budget proposals are reflected in the “Spending Control” and “Revenues/Extenders” categories.
(3)	The current services gap estimates (i.e., the projected receipts and disbursements, prior to the actions and reestimates reflected in the Enacted Budget) had assumed the phase-down of Federal rates for State-Operated disability services beginning in FY 2016.

OVERVIEW OF FY 2013-14 ENACTED BUDGET FINANCIAL PLAN

DOB projects that the State will end FY 2013-14 with a General Fund cash balance of $1.7 billion, an increase of $99 million from FY 2012-13 results. Balances in the State’s principal “rainy day” reserve funds, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in FY 2014. The combined balance of the two funds is equal to approximately 2.1 percent of estimated General Fund disbursements in FY 2014. The Community Projects Fund, which finances discretionary grants allocated by the Legislature and Governor, is expected to decrease by $25 million in FY 2014, reflecting disbursements from existing re-appropriations.

The following table summarizes the General Fund Enacted Budget for FY 2014, and compares it to FY 2013 results.

GENERAL FUND FINANCIAL PLAN
CASH BASIS
ANNUAL CHANGE
(millions of dollars)

	FY 2013 Results	FY 2014 Enacted	Annual Change
			Dollar	Percent
Opening Fund Balance	1,787	1,610	(177)	-9.9%
Receipts:
Taxes:
Personal Income Tax	26,884	28,488	1,604	6.0%
User Taxes and Fees(1)	9,112	6,548	(2,564)	-28.1%
Business Taxes	6,253	6,375	122	2.0%
Other Taxes	1,034	1,069	35	3.4%
Miscellaneous Receipts	3,504	3,096	(408)	-11.6%
Federal Receipts	62	2	(60)	-96.8%
Transfers from Other Funds:
PIT in Excess of Revenue Bond Debt Service	8,328	8,840	512	6.1%
Sales Tax in Excess of LGAC/Sales Tax Revenue	2,416	5,440	3,024	125.2%
Bond Debt Service(2)
Real Estate Taxes in Excess of CW/CA Debt Service	541	532	(9)	-1.7%
All Other Transfers	649	866	217	33.4%
Total Receipts	58,783	61,256	2,473	4.2%
Disbursements:
Local Assistance Grants	39,760	40,258	498	1.3%
Departmental Operations:(3)
Personal Service	6,130	5,681	(449)	-7.3%
Non-Personal Service	1,726	1,883	157	9.1%
General State Charges	4,550	4,953	403	8.9%
Transfers to Other Funds:
Debt Service	1,647	1,328	(319)	-19.4%
Capital Projects	916	1,227	311	34.0%
State Share Medicaid(4)	2,846	1,813	(1,033)	-36.3%
SUNY Operations(5)	340	971	631	185.6%
Other Purposes(6)	1,045	3,043	1,998	191.2%
Total Disbursements	58,960	61,157	2,197	3.7%
Excess (Deficiency) of Receipts Over Disbursements and Reserves	(177)	99	276	155.9%
Closing Fund Balance	1,610	1,709	99	6.1%
Statutory Reserves:
Tax Stabilization Reserve Fund	1,131	1,131	0
Rainy Day Reserve Fund	175	175	0
Contingency Reserve Fund	21	21	0
Community Projects Fund	93	68	(25)
Reserved For:
Prior-Year Labor Agreements (2007 – 2011)	77	51	(26)
Debt Management	13	263	250
Undesignated Fund Balance	100	0	(100)

Source: NYS DOB.

(1),(2)	The large decrease in the line labeled “User Taxes and Fees” and the large increase in the line labeled “Sales Tax in Excess of LGAC/Sales Tax Revenue Bond Debt Service” reflects in part the impact of legislation enacted with the FY 2014 Enacted Budget that creates a new sales tax revenue bond program. Pursuant to the legislation, the pledged receipts must first be deposited into the new Sales Tax Revenue Bond Tax Fund, an account within the General Debt Service Fund that will provide for the payment of Sales Tax Revenue bonds, and then transferred to the General Fund after payment of debt service.
(3),(5)	Effective with the academic year that began on July 2012, the State changed the process through which SUNY receives the State share of its operating support from direct General Fund spending to General Fund transfers.
(4),(6)	The annual decrease in “State Share Medicaid” and the annual increase in “Other Transfers” reflects in part changes in the accounting of State support for Mental Hygiene services due to reductions in Federal reimbursement rates, effective April 1, 2014.

FINANCIAL PLAN PROJECTIONS FY 2014 THROUGH 2017

GENERAL FUND PROJECTIONS

The following table presents the multi-year projections for the General Fund and the General Fund budget gaps.

GENERAL FUND PROJECTIONS
(millions of dollars)

	FY 2013 Results	FY 2014 Enacted	FY 2015 Projected	FY 2016 Projected	FY 2017 Projected
Receipts
Taxes (After Debt Service)	54,568	57,292	58,569	62,182	65,328
Miscellaneous Receipts/Federal Grants	3,566	3,098	3,551	2,682	2,653
Other Transfers	649	866	764	719	722
Total Receipts	58,783	61,256	62,884	65,583	68,703
Disbursements
Local Assistance Grants	39,760	40,258	42,598	45,056	47,276
School Aid	17,110	17,290	18,573	19,390	20,519
Medicaid	11,109	11,225	11,391	12,136	12,631
All Other	11,541	11,743	12,634	13,530	14,126
State Operations	7,856	7,564	7,818	8,116	8,213
Personal Service	6,130	5,681	5,850	6,111	6,127
Non-Personal Service	1,726	1,883	1,968	2,005	2,086
General State Charges	4,550	4,953	5,328	5,604	5,873
Transfers to Other Funds	6,794	8,382	9,179	9,682	10,247
Debt Service	1,647	1,328	1,483	1,452	1,345
Capital Projects	916	1,227	1,384	1,400	1,799
Mental Hygiene State Share Medicaid	2,846	1,813	1,338	1,311	1,279
SUNY Operations	340	971	971	971	971
All Other	1,045	3,043	4,003	4,548	4,853
Total Disbursements	58,960	61,157	64,923	68,458	71,609
Change in Reserves	(177)	99	(25)	(19)	14
Prior-Year Labor Agreements (2007-11)	(206)	(26)	10	14	14
Community Projects Fund	(9)	(25)	(35)	(33)	0
Debt Management	0	250	0	0	0
Undesignated Fund Balance	38	(100)	0	0	0
Budget Surplus/(Gap) Projections	0	0	(2,014)	(2,856)	(2,920)

GENERAL FUND RECEIPTS

General Fund income tax receipts for FY 2014 of $28.5 billion are expected to increase by $1.6 billion (6 percent) from the prior year, mainly reflecting the increase in certain All Funds receipts. Revenue Bond Tax Fund (“RBTF”) deposits are projected to be $10.6 billion and the STAR transfer is projected to be $3.4 billion. General Fund personal income tax receipts are net of deposits to the STAR Fund, which provides property tax relief, and the RBTF, which supports debt service payments on State Personal Income Tax Revenue Bonds. In FY 2015, General Fund income tax receipts of $29.4 billion are projected to increase by $935 million (3.3 percent) from the prior year. RBTF deposits are projected to be $11 billion, and the STAR transfer is projected to be $3.6 billion. In FY 2016, General Fund income tax receipts of $31.5 billion are projected to increase by $2.1 billion (7.2 percent) from the prior year, while in FY 2017, General Fund receipts are projected to be $33.6 billion.

General Fund User Taxes and Fees receipts for FY 2014 are estimated to total $6.5 billion in FY 2014, a decrease of nearly $2.6 billion (28.1 percent) from FY 2013. This decrease reflects an Enacted Budget accounting change that will first deposit 25 percent of sales tax receipts that were formerly directed to the General Fund into the new Sales Tax Revenue Bond Fund. The balance will be transferred to the General Fund after the payment of debt service. Absent this redistribution, General Fund sales tax receipts are estimated to increase by $378 million (4.5 percent) from the prior year. Also, there is an estimated decline in cigarette and tobacco collections of $12 million (2.7 percent) from FY 2013. In FY 2015, General Fund user taxes and fees receipts are projected to total $6.8 billion, an increase of $266 million (4.1 percent) from FY 2014. This increase largely reflects the projected increase in State Funds sales tax receipts discussed below.

General Fund business tax receipts for FY 2014 of $6.4 billion are estimated to increase by $122 million (2 percent) from FY 2013 results. Business tax receipts deposited to the General Fund. General Fund business tax receipts for FY 2015 of $5.9 billion are projected to decrease $521 million (8.2 percent) from the prior year.

General Fund Other Tax receipts are expected to be nearly $1.1 billion in FY 2014, an increase of $35 million (3.4 percent) from FY 2013. This reflects the change in estate tax receipts mentioned above. In FY 2015, General Fund other tax receipts are expected to total more than $1.1 billion. This reflects an increase of $75 million (7.1 percent) in estate tax receipts from the prior year due to a projected increase in household net worth. General Fund other tax receipts for FY 2016 are projected to grow by $15 million (1.3 percent) entirely due to the modest growth in the estate tax noted above. General Fund other tax receipts for FY 2017 are projected to increase by $10 million (0.9 percent), also due to the small estate tax growth noted above.

GENERAL FUND DISBURSEMENTS

General Fund disbursements, including transfers to other funds, are expected to total $61.2 billion in FY 2014, an increase of $2.2 billion (3.7 percent) from FY 2013 results. Local assistance grants are expected to total $40.3 billion, an annual increase of $498 million (1.3 percent). Included within local assistance grants, General Fund disbursements are expected to increase by $180 million for School Aid and $116 million for Medicaid. All other local assistance grants, which include, among other things, payments for a range of social services, public health, education, and general purpose aid programs, are expected to increase by $200 million.

State operations disbursements in the General Fund are expected to total $7.6 billion in FY 2014, an annual decrease of $292 million (3.7 percent). Personal service costs are expected to decrease by $449 million, mainly reflecting one-time retroactive payments in FY 2013 made in connection with labor agreements covering prior contract periods. Non-personal service costs are expected to increase by $157 million in FY 2014, in large part due to the timing of certain costs related to disaster assistance.

General State charges are expected to total $5.0 billion, an annual increase of $403 million (8.9 percent). This mainly reflects an increase in the State's annual pension contribution of $412 million, driven by an increase to the State’s pension contribution rate and an increase in the level of payments associated with prior year pension amortization. The State expects to continue to amortize pension costs in excess of the amortization thresholds established in law. In FY 2014, costs in excess of 12.5 percent of payroll for the Employees Retirement System (ERS) and 20.5 percent for the Police and Fire Retirement System (“PFRS”) are expected to be amortized.

General Fund transfers to other funds are expected to total $8.4 billion in FY 2014, a $1.6 billion increase from FY 2013. This increase is partially attributable to the accounting of SUNY operating support as a transfer rather than a direct State Operating expense in the General Fund, and a reduction in Federal aid for Mental Hygiene services, which results in higher State-share costs.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year. Medicaid, education, pension costs, employee and retiree health benefits and debt service are significant drivers of annual spending growth.

STATE OPERATING FUNDS PROJECTIONS

The following table presents the multi-year projections for State Operating Funds, as well as reconciliation between the State Operating Funds projections and the General Fund budget gaps.

STATE OPERATING FUNDS PROJECTIONS
(millions of dollars)

	FY 2013 Results	FY 2014 Enacted	FY 2015 Projected	FY 2016 Projected	FY 2017 Projected
Receipts
Taxes	64,932	67,951	69,765	74,014	77,722
Miscellaneous Receipts/Federal Grants	20,142	19,299	20,329	19,437	19,576
Total Receipts	85,074	87,250	90,094	93,451	97,298
Disbursements
Local Assistance Grants	58,578	59,564	62,218	64,871	67,288
School Aid	20,163	20,471	21,692	22,514	23,641
STAR	3,286	3,419	3,602	3,704	3,805
Other Education Aid	1,927	2,032	2,091	2,197	2,328
Higher Education	2,629	2,825	2,911	2,994	3,066
Medicaid(1)	15,879	16,230	16,780	17,591	18,248
Public Health/Aging	2,040	2,222	1,997	1,989	1,960
Mental Hygiene	3,602	2,833	3,450	3,967	4,173
Social Services	3,031	2,996	3,050	3,146	3,242
Transportation	4,303	4,745	4,831	4,910	4,995
Local Government Assistance	754	764	769	782	794
All Other	964	1,027	1,045	1,077	1,036
State Operations	17,683	17,824	18,246	18,846	19,155
Personal Service	12,403	12,357	12,637	13,071	13,204
Non-Personal Service	5,280	5,467	5,609	5,775	5,951
General State Charges	6,437	7,089	7,531	7,952	8,285
Pension Contribution	1,601	2,013	2,256	2,418	2,446
Health Insurance (Active Employees)	1,720	1,824	1,945	2,060	2,232
Health Insurance (Retired Employees)	1,409	1,491	1,531	1,651	1,788
All Other	1,707	1,761	1,799	1,823	1,819
Debt Service	6,138	5,743	6,123	6,482	6,783
Capital Projects	8	5	5	5	5
Total Disbursements	88,844	90,225	94,123	98,156	101,516
Net Other Financing Sources/(Uses)	4,283	2,885	2,080	2,028	1,601
Net Operating Surplus/(Deficit)	513	(90)	(1,949)	(2,677)	(2,617)
Reconciliation to General Fund Gap:
Designated Fund Balances:	(513)	90	(65)	(179)	(303)
General Fund	177	(99)	25	19	(14)
Special Revenue Funds	(737)	248	(96)	(205)	(268)
Debt Service Funds	47	(59)	6	7	(21)
General Fund Budget Gap	0	0	(2,014)	(2,856)	(2,920)

(1)	The value does not include HCRA Indigent Care payments to SUNY institutions, which have been reclassified as transfers for reporting purposes.

STATE FUNDS RECEIPTS

State Funds Personal Income Tax (“PIT”) receipts for FY 2014 are projected to be $42.5 billion, an increase of $2.3 billion (5.8 percent) from FY 2013. This primarily reflects increases in withholding and extension payments attributable to the 2012 tax year, partially offset by an increase in total refunds and a decline in 2013 estimated payments. In FY 2015, State Funds PIT income tax receipts of $44 billion are projected to increase $1.5 billion (3.5 percent) from the prior year. This primarily reflects increases of $2.3 billion (7.1 percent) in withholding and $1.4 billion (16.4 percent) in estimated payments related to tax year 2014, partially offset by a decline of $1.6 billion (30.5 percent) in extension payments related to tax year 2013 and a $725 million (9.2 percent) increase in total refunds. In FY 2016, State Funds PIT income tax receipts of $47 billion are projected to increase $3 billion (6.7 percent) from the prior year. Gross receipts are projected to increase 6.8 percent and reflect withholding that is projected to grow by $2.3 billion (6.6 percent) and estimated payments related to tax year 2015 that are projected to grow by $820 million (8.1 percent). The aforementioned three-year extension of the December 2011 income tax reform contributes $893 million to the projected withholding increase and $1.1 billion to the projected increase in estimated payments. Payments from extensions for tax year 2014 are projected to increase by $278 million (7.8 percent) and final returns are expected to increase $100 million (4.6 percent). Delinquencies are projected to increase $40 million (3.2 percent) from the prior year. Total refunds are projected to increase by $612 million (7.1 percent) from the prior year. Finally, in FY 2017, State Funds income tax receipts are projected to increase by $2.9 billion (6.2 percent) to reach $49.9 billion.

State Funds User Taxes and Fees receipts for FY 2014 are estimated to be $15.1 billion, an increase of $501 million (3.4 percent) from FY 2013. Sales tax receipts are expected to increase by $541 million (4.5 percent) from the prior year as the result of base growth (i.e., absent law changes) of 3.1 percent (due in part to strong vehicle sales) and the impact of new enforcement initiatives. Cigarette and tobacco collections are estimated to decline by $60 million (3.9 percent), primarily reflecting trend declines and a continuation of reductions in tax stamp sales, particularly in NYC. In FY 2015, State Funds user taxes and fee receipts are projected to be $15.7 billion, an increase of $573 million (3.8 percent) from FY 2014. The increase in sales tax receipts of $571 million (4.6 percent) reflects sales tax base growth of 4.4 percent due to expected increased consumer activity based on strong projected disposable income growth. Cigarette and tobacco tax receipts are projected to decline by $25 million (1.7 percent). State Funds user taxes and fees are projected to be $16.3 billion in FY 2016 and $16.6 billion in FY 2017, representing increases of $586 million (3.7 percent) and $365 million (2.2 percent), respectively, from the prior year. These increases represent base growth in sales tax receipts, offset slightly by trend declines in cigarette tax collections.

State Funds Business Tax receipts for FY 2014 are estimated at $8.6 billion, an increase of $173 million (2 percent) from the prior year. The estimate reflects growth across all taxes except the corporate utilities tax and bank tax. Growth in corporate franchise, insurance, and petroleum business tax receipts reflect a continuation of growth seen in FY 2013. Corporation and utilities tax receipts are expected to decline in FY 2014, and the extraordinary FY 2013 growth in bank tax receipts is not expected to continue in FY 2014. State Funds business tax receipts for FY 2015 of $8.2 billion are projected to decrease $443 million (5.1 percent) from the prior year. This decrease primarily reflects the first year of the repayment of deferred tax credits to taxpayers. Excluding this payback, FY 2015 receipts would show virtually no change from FY 2014. State Funds business tax receipts for FY 2016 and FY 2017 reflect projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. State Funds business tax receipts are projected to increase to $8.8 billion (6.8 percent) in FY 2016, and increase to $9 billion (3.4 percent) in FY 2017. General Fund business tax receipts are expected to increase to $6.3 billion (8.5 percent) in FY 2016 and increase to $6.6 billion (3.6 percent) in FY 2017.

State Funds Other Tax receipts for FY 2014 are estimated to be $1.8 billion, an increase of $19 million (1.1 percent) from FY 2013. This mainly reflects an increase of $36 million (3.6 percent) in estate tax receipts, partially offset by a decline of $16 million (2.1 percent) in real estate transfer tax receipts. The estate tax increase is the result of an expected return in FY 2014 to a number of super-large estate payments (payments of over $25 million) consistent with long-term trends. The FY 2014 real estate transfer tax estimate reflects the spin-up of money from FY 2013 into FY 2014 caused by the uncertainty surrounding the fiscal cliff negotiations, which more than offsets improvements in FY 2014 market pricing. In FY 2015, State Funds other tax receipts are projected to be just under $2 billion, an increase of $145 million (8 percent) from FY 2014. This reflects strong projected growth in both the real estate transfer and estate taxes. The FY 2016 State Funds receipts projection for other taxes is over $2 billion, an increase of $90 million (4.6 percent) from FY 2015. Growth in the estate tax is projected to follow forecast increases in household net worth. Receipts from the real estate transfer tax are also projected to increase, reflecting continuing growth in the residential and commercial real estate markets. The FY 2017 State Funds receipts projection for other taxes is $2.1 billion, an increase of $65 million (3.2 percent) from FY 2016. Moderate growth is projected in estate tax collections, following forecast increases in household net worth. Real estate transfer tax collections are projected to grow as a result of increases in the value of real property transfers.

STATE FUNDS DISBURSEMENTS

State Operating Funds disbursements for FY 2014 are estimated to total $90.2 billion, an increase of $1.4 billion (1.6 percent) over preliminary FY 2013 results.

The multi-year disbursements projections take into account agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections account for the timing of payments, since not all of the amounts appropriated in the Budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in special revenue funds have been adjusted downward in all fiscal years based on typical spending patterns and the observed variance between estimated and actual results over time.

Over the multi-year Financial Plan, State Operating Funds spending State Operating Funds spending projections assume Medicaid and School Aid will grow at their statutorily-indexed rates. The projections do not reflect any potential impact of automatic Federal spending reductions that were triggered on March 1, 2013, most of which is “pass-through” aid.

Medicaid, education, pension costs, employee and retiree health benefits and debt service are significant drivers of annual spending growth.

RISKS AND UNCERTAINTIES RELATED TO THE FINANCIAL PLAN

General

The FY 2013-14 Enacted Budget Financial Plan is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the FY 2013-14 Enacted Budget Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecast in the FY 2013-14 Enacted Budget Financial Plan.

The FY 2013-14 Enacted Budget Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events such as ongoing instability in the Euro-zone, changes in consumer confidence, oil supplies, and oil prices; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments on bonus income and capital gains realizations; and the levels of household debt on consumer spending and State tax collections.

Among other factors, the FY 2013-14 Enacted Budget Financial Plan is subject to various other uncertainties and contingencies relating to the extent, if any, to which wage increases for State employees exceed projected annual wage costs; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid contemplated by the FY 2013-14 Enacted Budget Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail below. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

The FY 2013-14 Enacted Budget Financial Plan projections assume that School Aid and Medicaid disbursements will be limited to the growth in NYS personal income and the ten-year average growth in the Medicaid component of Consumer Price Index (“CPI”), respectively, however, the FY 2013-14 Enacted Budget Enacted Budget authorizes spending for School Aid to increase in excess of the growth in personal income for the 2014 school year.

State law grants the Executive certain powers to achieve the Medicaid savings assumed in the Financial Plan. However, there can be no assurance that these powers will be sufficient to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated in the Enacted Budget. In addition, savings are dependent upon timely Federal approvals, revenue performance in the State’s HCRA fund (which finances approximately one-third of the DOH State-share costs of Medicaid), and the participation of health care industry stakeholders.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan, including payments pursuant to the Tribal State Compact that have failed to materialize in prior years; and the achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the FY 2013-14 Enacted Budget Financial Plan in the current year or future years.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes. Any reduction in Federal funding levels could have a materially adverse impact on the FY 2013-14 Enacted Budget Financial Plan. In addition, the FY 2013-14 Enacted Budget Enacted Budget may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Federal Reimbursement For State Mental Hygiene Services

The Federal government lowered Medicaid developmental disability center payment rates, effective April 1, 2013, which will reduce Federal funding to the State by approximately $1.1 billion beginning in FY 2014. The Enacted Budget includes a plan to address the loss in Federal aid, including $90 million in OPWDD savings associated with reduced administrative costs, enhanced audit recoveries and improved program efficiencies. The plan is subject to implementation risks and is dependent, in part, on the approval of the Federal government. As described below, the Federal Centers for Medicare and Medicaid Services (“CMS”) may seek to retroactively recover Federal funds regarding this matter.

Audit Disallowance

In addition to the reductions in rates that commenced on April 1, 2013, on February 8, 2013, the U.S. Department of Health & Human Services Office of the Inspector General, at the direction of the Federal CMS, began a review to determine the allowability of Medicaid costs for services provided in prior years to the Medicaid population in New York State-Operated Intermediate Care Facilities for the Developmentally Disabled (“ICF/DD”). The initial review period includes claims for services provided during the period April l, 2010 through March 31, 2011. As a result of this review, CMS may seek to recover Federal funds for any payments that it determines to have been in excess of Federal requirements. The State has prospectively resolved CMS concerns regarding its payments to ICF/DDs with a State plan change effective April 1, 2013, and continues to have discussions with CMS to resolve these concerns related to the April 1, 2010 through March 31, 2011 period. As noted above, adverse action by the Federal government relative to the allowability of Medicaid costs or services in years prior to FY 2014 is expected to result in a reduction in Federal aid of an estimated $1.1 billion annually. A comparable amount of Federal aid is at risk for any prior period that may be pursued by CMS. Matters of this type are sometimes resolved with a prospective solution (as already commenced by the State), and the State is not aware of any similar attempts by the Federal government to retroactively recover Federal aid of this magnitude that was paid pursuant to an approved State plan. The State continues to seek CMS approval to proceed with the development of a sustainable system of service funding and delivery for individuals with developmental disabilities. However, there can be no assurance that Federal action in this matter will not result in materially adverse changes to the Enacted Budget Financial Plan.

Budget Control Act

The Federal Budget Control Act (“BCA”) of 2011 imposed annual caps on Federal discretionary spending over a ten-year period and mandated an additional $1.2 trillion in deficit reduction, which, if not enacted, would be achieved through the sequestration of funds in Federal Fiscal Year (“FFY”) 2013 and lowered discretionary spending caps in the following years. As the required deficit reduction was not achieved by the March 1, 2013 deadline, an across-the-board 5 percent reduction in FFY 2013 funding for Federal nondefense discretionary programs was implemented. If Congress does not act to otherwise achieve the BCA deficit reduction requirements, DOB estimates that New York State and local governments could lose approximately $5 billion in Federal funding over nine years, mostly from reductions in “pass-through” aid to individuals, school districts, not-for-profit providers, and other beneficiaries.

Health Insurance Company Conversions

State law permits a health insurance company to convert its organizational status from a not-for-profit to a for-profit corporation (a “health care conversion”), subject to a number of terms, conditions, and approvals. Under State law, the State is entitled to proceeds from a health care conversion and such proceeds must be used for health care related expenses. The FY 2013-14 Enacted Budget counts on conversion proceeds of $175 million in FY 2014, and $300 million annually in FY 2015, FY 2016, and FY 2017. In recent years, the Financial Plan has counted on similar amounts from conversions, which have not been realized. It is expected that any proceeds received will be deposited into the HCRA account. If estimated proceeds from health care conversions are not realized on the timetable or at the levels assumed in the FY 2013-14 Enacted Budget, the State may be required to take other actions, such as reducing planned spending in HCRA, or financing additional health care expenses in the General Fund, or both.

Status of Current Labor Negotiations (Current Contract Period)

The State has labor contracts with its two largest employee unions, CSEA and PEF, as well as NYSPBA (representing the APSU bargaining unit, formerly ALES), NYSCOPBA, Council 82, and UUP. The State has labor contracts with approximately 90 percent of unionized State employees. Generally, the contracts provide for no across-the-board salary increases for FY 2012 through FY 2014, increases to employee health insurance contributions, and a temporary reduction in employee compensation through a deficit reduction program (“DRP”). Employees will receive a 2 percent salary increase in both FY 2015 and FY 2016; and, at the end of their contract term, the value of FY 2013 deficit reduction adjustments. The PEF and NYSPBA contracts generally mirror the provisions for the other unions, but cover a four-year period, whereas the others cover a five-year period. PEF and NYSPBA-represented employees will receive a 2 percent salary increase in FY 2015. PEF-represented employees will be repaid all DRP adjustments at the end of their contract in lieu of the $1,000 lump sum payment. Employees represented by the UUP ratified their agreement with the State on June 4, 2013. The agreement contains no general salary increases until 2014 and 2015 when there will be 2 percent general salary increases awarded in each year, payments to be awarded by the Chancellor, and performance incentive lump sum payment awarded by campus presidents. UUP-represented employees will also have a DRP. Employees in the unions that have reached settlements with the State received contingent layoff protection through FY 2013 and continued protection for the remaining term of the agreements. Reductions in force due to management decisions to close or restructure facilities authorized by legislation, SAGE Commission determinations, or material or unanticipated changes in the State's fiscal circumstances are not covered by this protection.

Labor Settlements for Prior Contract Periods

The FY 2013-14 Enacted Budget get continues to identify a portion of the General Fund balance to cover the costs of a pattern settlement with unions that have not agreed to contracts for prior contract periods. The amount is calculated based on the general salary increases agreed to by the State’s largest unions for the same period. There can be no assurance that actual settlements related to prior periods will not exceed the amounts reserved. In addition, the State’s ability to fund the amounts reserved in FY 2014 and beyond depends on the achievement of balanced budgets in those years. The FY 2013-14 Enacted Budget does not include reserves for settlements covering the current contract period (i.e., starting in FY 2012).

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs beginning in FY 2011. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest. The legislation enacted a formula to set amortization thresholds for each year. The amortization thresholds may increase or decrease by up to one percentage point annually. Pension contribution costs in excess of the amortization thresholds, which, in FY 2014 will be 12.5 percent of payroll for the Employees Retirement System (“ERS”) and 20.5 percent for the Police and Fire Retirement System (“PFRS”), may be amortized.

The FY 2013-14 Enacted Budget forecast assumes that the State will continue to amortize a portion of its pension costs, pursuant to the FY 2011 legislation. The State’s minimum ERS pension contribution rate, as a percentage of payroll, was 9.5 percent in FY 2011, 10.5 percent in FY 2012, and 11.5 percent in FY 2013. DOB projects the rate to be 12.5 percent in FY 2014, 13.5 percent in FY 2015, 14.5 percent in FY 2016, and 15.5 percent in FY 2017. The FY 2018 amortization threshold is projected by DOB to equal the normal contribution rate of 15.6 percent of payroll. Therefore, no amortization of ERS costs will be applicable for FY 2018 and beyond.

The State’s minimum PFRS pension contribution rate was 17.5 percent in FY 2011, 18.5 percent in FY 2012 and 19.5 percent in FY 2013. DOB projects the rate to be 20.5 percent in FY 2014, 21.5 percent in FY 2015, 22.5 percent in FY 2016, and 23.5 percent in FY 2017. The PFRS amortization threshold is also projected to equal the normal contribution rate of 23.7 percent by FY 2018. Therefore, no amortization of ERS costs will be applicable for FY 2018 and beyond. These projected contribution rates, however, are a function of projected market returns and future actuarial assumptions with the next quinquennial study to take place in 2015 and are subject to change.

The authorizing legislation also permits amortization in all future years if the actuarial contribution rate is greater than the amortization thresholds. In addition, the State is required to begin repayment of the amounts amortized beginning in the fiscal year immediately following the amortizations. Repayment of the amortized amounts is required to be made over a period of not more than ten years at an interest rate to be determined by the State Comptroller annually for amounts amortized in that year and with the rate fixed for the entire term of that amortization.

In March of 2013, the State made pension payments to NYSLRS that totaled $1.181 billion for FY 2013, and amortized $674 million. In addition, the State’s Office of Court Administration (“OCA”) made its pension payment of $189 million, and amortized $104 million. The $778 million in total deferred payments will be repaid with interest over the next ten years, beginning in FY 2014.

For amounts amortized in FY 2011, FY 2012, and FY 2013, the State Comptroller set interest rates of 5 percent, 3.75 percent and 3 percent, respectively. The Enacted Budget forecast assumes that both the State and OCA will elect to amortize pension costs in future years, consistent with the provisions of the authorizing legislation, and repay such amounts at an interest cost assumed by DOB to be 3 percent (per annum) over ten years from the date of each deferred payment, consistent with the interest rate charged on the FY 2013 amortized amounts.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (health insurance) if they reach retirement while working for the State, are enrolled in New York State Health Insurance Program (“NYSHIP”) (or are enrolled in the State’s opt-out program) at the time they have reached retirement, and have at least ten years of NYSHIP benefits eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.

In accordance with Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for FY 2012, the Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for FY 2012, an actuarial valuation of OPEB liabilities was performed as of April 1, 2010. The valuation calculated the unfunded actuarial accrued liability as of April 1, 2010 at $72.1 billion ($59.7 billion for the State and $12.4 billion for SUNY), determined using the Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The annual OPEB cost for FY 2012 totaled $3.9 billion ($3.1 billion for the State and $0.8 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.5 billion ($1.9 billion for the State and $0.6 billion for SUNY) above the payments for retiree costs made by the State in FY 2012. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State’s net asset condition at the end of FY 2012 by $2.5 billion.

An updated actuarial valuation of OPEB liabilities was also performed as of April 1, 2012. The unfunded actuarial accrued liability for FY 2013 is $66.5 billion ($54.3 billion for the State and $12.2 billion for SUNY). The annual OPEB cost totaled $3.4 billion ($2.6 billion for the State and $0.8 billion for SUNY). The unfunded actuarial accrued liability and annual OPEB cost for the State detailed in this paragraph are unaudited. Audited amounts will ultimately be reflected in the Basic Financial Statements for the State and SUNY for FY 2013.

GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no funding is assumed for this purpose in the State Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

There is no provision in the FY 2013-14 Enacted Budget Financial Plan to pre-fund OPEB liabilities. If such liabilities were pre-funded, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of Governor’s Office of Employee Relations, Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the State Financial Plan.

Update on Storm Recovery

In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties, and was soon followed by the September 2011 Tropical Storm Lee which caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. Little more than one year later, on October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms presents economic and financial risks to the State. Major disaster response and recovery activities have been ongoing. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide, of which New York anticipates receiving $30 billion. The State expects to receive $5.1 billion in extraordinary Federal assistance during FY 2014 specifically for Superstorm Sandy expenses. There can be neither the assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, nor that such Federal disaster aid will be provided on the expected schedule.

Climate Change Adaptation

Climate change is expected to cause long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure, including mass transit systems, power transmission and distribution systems, and other critical lifelines, to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, and municipalities is expected to be needed to adapt existing infrastructure to the risks posed by climate change.

Financial Condition of New York State Localities

The fiscal demands on the State may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities, and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.

Bond Market

Implementation of the FY 2013-14 Enacted Budget is dependent on the State's ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or the Short Term Investment Pool, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it can adversely affect the State’s overall cash position and capital funding plan. The success of projected public sales will, among other things, be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the State and public discussion of such developments, may affect the market for outstanding State-supported and State-related debt.

Capital Commitment Plan and Debt Reform Act Limit

The New York Works Task Force was formed in FY 2013 to assist in the coordination of long-term capital planning among State agencies and public authorities. Consistent with the long-term planning goals of New York Works, the DOB has for the first time formulated 10-year capital commitment and disbursement projections for State agencies. The total commitment and disbursement levels permissible over the 10-year capital planning horizon reflect, among other things, projected capacity under the State's debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns.

The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001 and was fully phased-in at 4 percent of personal income during FY 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001 and will increase until it is fully phased in at 5 percent during FY 2014. For FY 2012, the last year for which a calculation has been completed, the State was in compliance with the statutory caps based on calendar year 2011 personal income and FY 2012 debt outstanding. The FY 2013 calculation is expected to be completed in October 2013.

Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in FY 2013 to $560 million in FY 2016. This includes the estimated impact of the bond-financed portion of increased capital commitment levels included in the 10-year capital planning projections and debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Going forward, bonds issued under the newly created SUNY Dormitory Facilities Revenue credit will not be included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for the cost of upgrading their primary health care facilities. In the event of shortfalls in revenues to pay debt service on the Secured Hospital bonds (which include hospital payments made under loan agreements between DASNY and the hospitals and certain reserve funds held by the applicable trustees for the bonds) the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency and by the Dormitory Authority of the State of New York (“DASNY”) through the Secured Hospital Program. As of March 31, 2013, there was approximately $421 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the six remaining hospitals in the program, two are experiencing significant operating losses that have impaired their ability to remain current on their loan agreements with DASNY. In relation to the Secured Hospital Program, the State plans to pay debt service costs of $13 million in FY 2014, approximately $30 million annually for FY 2015 through FY 2017, and $17 million in FY 2018. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for two hospitals that currently are not meeting the terms of their legal agreements with DASNY, as well as the debt service costs of a third hospital that is now closed. The State has estimated additional exposure of up to $44 million annually, if all hospitals in the program failed to meet the terms of their agreement with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital

To address the deteriorating financial condition of SUNY Downstate Hospital, legislation included in the FY 2014 Enacted Budget required the Chancellor of SUNY to submit to the Governor and the Legislature a sustainability plan for the Downstate Hospital on or before June 1, 2013, and upon approval by both the Commissioner of Health and the Director of Budget, for the Chancellor of SUNY to initiate implementation of such plan by June 15, 2013. Specifically, the legislation required the sustainability plan to: 1) set forth recommendations necessary to achieve financial stability for Downstate Hospital, and 2) preserve the academic mission of Downstate Hospital’s medical school. In accordance with this legislation, the Chancellor of SUNY submitted a sustainability plan for Downstate Hospital on May 31, 2013, and supplemented the plan with changes in a letter dated June 13, 2013. The supplemented plan was approved by both the Commissioner of Health and the Director of the Budget on June 13, 2013. As part of the approved sustainability plan, State financial assistance will be made available based on the implementation of specific initiatives necessary to achieve the financial milestones included in the sustainability plan.

ECONOMIC BACKDROP

NATIONAL ECONOMY — Growth in the national economy accelerated during the first quarter of calendar year 2013, following a dismal fourth quarter of calendar year 2012. Real U.S. GDP grew 2.5 percent in the first quarter of 2013, following fourth quarter growth of 0.4 percent. The acceleration in the first quarter was largely due to stronger household spending and a smaller decline in government spending than the 15 percent drop observed in the last quarter of 2012. Housing and pent-up demand for autos were positive areas, while the recent strength in equities and home prices likely also contributed by boosting household balance sheets and helping to offset the adverse impact of the tax increases on consumer spending. First quarter growth may also have been buttressed by the acceleration of several components of taxable income into late 2012 — including wages, dividends, and capital gains realizations — in advance of a Federal tax increase on high-income taxpayers that passed as part of the Federal government’s fiscal cliff compromise. Real U.S. GDP growth of 2.1 percent is now projected for calendar year 2013, following growth of 2.2 percent for calendar year 2012.

Real household spending grew a strong 3.2 percent in the first quarter of calendar year 2013, in part due to the reasons cited above; growth of 2.4 percent is projected for all of calendar year 2013. Steady household spending growth is expected to be supported by a gradually improving labor market and rising wealth, but higher taxes are still expected to take their toll and keep real spending growth below 3 percent until calendar year 2014. Nonresidential investment grew 1.6 percent in the first quarter of calendar year 2013, following 13.2 percent growth in the fourth quarter of calendar year 2012, which was likely the result of an acceleration of spending into the end of 2012 related to Federal investment tax incentives. The overall outlook for private investment in calendar year 2013 remains tepid.

With the Federal spending sequester gradually kicking in, the US economy is expected to exhibit weaker growth of 1.4 percent in the second quarter of calendar year 2013. Real government spending is expected to fall by 2.9 percent for 2013. Although cold weather may have been a factor in depressing March 2013 job growth, the anticipation of government spending cuts may have combined with weak global demand to reduce private sector job gains to a monthly average of 165,000 for March and April 2013, compared to 187,200 jobs for the final six months of 2012 and 241,500 jobs for the first two months of 2013. Employment growth of 1.5 percent is projected for all of calendar year 2013, accompanied by wage growth of 3.8 percent. Overall personal income growth of 3.1 percent is projected for calendar year 2013.

RISKS TO THE U.S. FORECAST

Based on the foregoing, DOB’s economic outlook continues to call for tepid but improving growth over the course of calendar year 2013. However, there are significant risks to this forecast. The Federal sequester impact could result in a much larger decline in government spending than anticipated in the coming months, resulting in a greater loss of government jobs or private jobs related to government investment. It now appears that the full impact of the payroll tax hike may have either been delayed or was mitigated by the effect of the rise in equity markets or the acceleration in income for tax purposes. However, slower equity price growth could have the reverse impact on household spending. The global economy is expected to improve, but the Euro-area and Japanese economies remain extremely weak, while emerging market growth remains slower than in the early phase of the recovery. Slower export growth than expected could negatively affect growth in U.S. corporate profits, investment, and jobs. The Bank of Japan has shifted to a much more activist monetary policy than has been tried in the recent past. If that policy succeeds, global economic growth could exceed expectations, resulting in a faster upturn in the demand for U.S. exports. Energy prices continue to be volatile and a risk to the household consumption forecast, while stronger than anticipated home and equity price growth present upside risks to household spending. Finally, displays of political gridlock surrounding deficit reduction could impact overall economic activity well beyond those sectors directly affected by spending cuts.

NEW YORK STATE ECONOMY — The pace of New York private sector job growth has continued, following the devastating impact of Superstorm Sandy. The State has continued to exhibit robust growth in professional and business services, private educational services, and tourism-related leisure and hospitality services. Private sector employment growth overall of 1.6 percent is projected in each of calendar years 2013 and 2014. In contrast, public sector employment is expected to continue to decline in 2014. With the ongoing downsizing of the State finance and government sectors, the first three quarters of calendar year 2012 exhibited unusually weak income growth. However, that trend appears to have reversed in the fourth quarter due to the acceleration of wages, dividends, and capital gains in advance of the Federal tax increase. Wage growth of 3.2 percent is projected for calendar year 2013, followed by growth of 5.0 percent for calendar year 2014; total personal income growth of 2.5 percent is projected for calendar year 2013, followed by 5.4 percent growth for calendar year 2014.

RISKS TO THE NEW YORK FORECAST

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the volume of financial market activity and equity market volatility pose a particularly large degree of uncertainty for New York. In addition, with Wall Street still adjusting its compensation practices in the wake of the passage of financial reform, both the bonus and non-bonus components of employee pay are becoming increasingly difficult to forecast. Securities industry revenues have in the past been a useful predictor of bonus payouts, but that relationship has become a much less reliable indicator in recent years. Moreover, with Federal fiscal policy in flux, potential changes in taxpayer behavior in response to possible changes in Federal tax law create an additional layer of uncertainty. A weaker than projected labor market could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should financial and real estate markets be weaker than anticipated, taxable capital gains realizations could be negatively affected. These effects could ripple through the State economy, depressing employment, wage, and household spending growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers, acquisitions, and other Wall Street activities, could result in higher wage and bonuses growth than projected.

STATE RETIREMENT SYSTEMS

General

The New York State and Local Retirement Systems (“NYSLRS” or the “Systems”) and the Common Retirement Fund (“CRF”), a pooled investment vehicle in which the assets of the Systems are held and invested, provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The Comptroller is the administrative head of the Systems. The State Comptroller is also the trustee and custodian of the CRF, a trust created pursuant to the Retirement and Social Security Law, and, as such, is responsible for investing the assets of the Systems. State employees made up about 32 percent of the membership during FY 2012. There were 3,332 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and many public authorities.

As of March 31, 2013, approximately 648,000 persons were members of the Systems and approximately 413,000 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired.

The Systems’ members are categorized into six tiers depending on date of membership. As of March 31, 2013, approximately 83 percent of ERS members were in Tiers 3 and 4 and approximately 90 percent of PFRS members were in Tier 2. Tier 5 was enacted in 2009 and included significant changes to the benefit structure for ERS members joining on or after January 1, 2010 and PFRS members joining on or after January 9, 2010. Tier 6 was enacted in 2012 and included further changes to the benefit structure for ERS and PFRS members joining on or after April 1, 2012.

Benefits paid to members vary depending on tier. Tiers vary with respect to vesting, employee contributions, retirement age, reductions for early retirement, and calculation and limitation of “final average salary” — generally the average of an employee’s three consecutive highest years’ salary (for Tier 6 members, final average salary is determined by taking the average of an employee’s five consecutive highest years’ salary). ERS members in Tiers 3 and 4 can begin receiving full retirement benefits at age 62, or at age 55 with at least 30 years of service. The amount of the benefit is based on years of service, age at retirement and the final average salary earned. The majority of PFRS members in Tier 2 are in special plans that permit them to retire after 20 or 25 years regardless of age.

Contributions

Contributions to the Systems are provided by employers and employees. Employers contribute on the basis of the plan or plans they provide for members. All ERS members joining from mid-1976 through 2009 are required to contribute 3 percent of their salaries for the first ten years of membership. All ERS members joining after 2009, and most PFRS members joining after January 9, 2010, are members of Tier 5 and required to contribute 3 percent of their salaries for their career. However, if a participating employer had a collective bargaining agreement in effect when Tier 5 became effective on January 9, 2010, that provided for PFRS members to be non-contributory, individuals who first become Tier 5 members prior to the expiration of the agreement would be non-contributory in their plan for their career. Individuals who first became Tier 5 members after the expiration of the current collective bargaining agreement would be subject to the 3 percent contribution. Members in Tier 6 are required to pay contributions throughout their career on a stepped basis relative to each respective member’s wages. Members in Tier 6 of both ERS and PFRS earning $45,000 or less must contribute 3 percent of their gross annual wages; members earning between $45,001 and $55,000 will contribute 3.5 percent; members earning between $55,001 and $75,000 will contribute 4.5 percent; members earning between $75,001 and $100,000 will contribute 5.75 percent; and, those earning in excess of $100,000 will contribute 6 percent of their gross annual salary.

The CRF experienced significant investment losses in FY 2009. These investment losses negatively impacted the value of assets held by the CRF for the Systems. In order to protect employers from potentially volatile contributions tied directly to the value of the Systems’ assets held by the CRF, the Systems utilize a multi-year smoothing procedure. One of the factors used to calculate employer contribution requirements is the assumed investment rate of return used by the Systems Actuary, which is currently 7.5 percent. The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.5 percent assumed investment rate of return over a 5-year period. Thus, because of the significant investment loss in FY 2009, employer contribution rates increased for FY 2011, FY 2012, FY 2013 and FY 2014 and a further increase is expected for FY 2015. The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the Systems as of each April 1. Final contribution rates for FY 2014 were released in early September 2012. The average ERS rate increased from 18.9 percent of salary in FY 2013 to 20.9 percent of salary in FY 2014, while the average PFRS rate increased from 25.8 percent of salary in FY 2013 to 28.9 percent of salary in FY 2014. Information regarding average rates for FY 2014 may be found in the 2012 Annual Report to the Comptroller on Actuarial Assumptions which is accessible at www.osc.state.ny.us/retire/publications.

Legislation enacted in May 2003 realigned the Systems’ billing cycle to match participating local governments’ budget cycles and also instituted a minimum annual payment of at least 4.5 percent of payroll every year. The employer contribution for a given fiscal year is based in part on the value of the CRF’s assets and its liabilities on the preceding April 1. Chapter 260 of the Laws of 2004 authorized employers to amortize over ten years, at 5 percent interest, a portion of their annual bill for FY 2005, FY 2006 and FY 2007. As of March 31, 2013, the amortized amount receivable pursuant to Chapter 260 from the State is $175.5 million and from participating employers is $47.0 million. The State paid $1,406.7 million in contributions (including Judiciary) for FY 2013 including amortization payments of approximately $87.1 million pursuant to Chapter 260.

Legislation enacted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. Amortized amounts must be paid by State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. For amounts amortized in FY 2011, the State Comptroller set an interest rate of 5 percent. For amounts amortized in FY 2012, the interest rate is 3.75 percent. For amounts amortized in FY 2013, the rate is 3 percent. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2012, the amortized amount receivable for the 2011 amortization is $208.9 million from the State and $36.3 million from participating employers and the amortized amount receivable for the 2012 amortization is $515.4 million from the State and $191.8 million from the participating employers. In FY 2013, the State elected to amortize $778.5 million and 137 participating employers amortized a total of $368.9 million.

The FY 2014 Enacted Budget included an alternate contribution program (the “Alternate Contribution Stabilization Program”) that provides certain participating employers with a one-time election to amortize slightly more of their required contributions than would be available for amortization under the 2010 legislation. In addition, the maximum payment period is increased from ten years to twelve years. The election is available to counties, cities, towns, villages, BOCES, school districts and the four public health care centers operated in the counties of Nassau, Westchester and Erie. The State is not eligible to participate in the Alternate Contribution Stabilization Program.

Eligible employers have a one-time only option to elect to participate in the Alternate Contribution Stabilization Program, which begins with FY 2014. For those eligible employers electing the Alternate Contribution Stabilization Program, the graded contribution rate for fiscal years ending 2014 and 2015 is 12 percent of salary for ERS and 20 percent of salary for a PFRS. Thereafter, the graded contribution rate will increase one half of one percent per year towards the actuarially required rate. Electing employers may amortize the difference between the graded rate and the actuarially required rate over a twelve year period at an interpolated twelve year Treasury Security rate. As with the original Contribution Stabilization Program, when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elect to amortize under the alternate program will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.

The estimated State payment (including Judiciary) for FY 2014 is $2,717.7 million. The State has prepaid $132.8 million and has been credited with the related interest adjustment. If the State (including Judiciary) opts to amortize the maximum amount permitted, it would reduce the required March 1, 2014 payment by $938.0 million. The State payment for FY 2014 is an estimate. If this amount changes, then the amount that can be amortized would also change. Amounts amortized are treated as receivables for purposes of calculating assets of the CRF.

Pension Assets and Liabilities

The Systems’ assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the State Comptroller as trustee of the CRF. The Systems report that the net assets available for benefits as of March 31, 2012 were $153.4 billion (including $3.5 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.9 billion or 2.6 percent from the FY 2011 level of $149.5 billion. The increase in net assets available for benefits from FY 2011 to FY 2012 reflects, in large part, equity market performance. The valuation used by the Systems Actuary will be based on audited net assets available for benefits as of March 31, 2013 and will be included in the NYSLRS’ CAFR for that fiscal year. Based on unaudited data for invested assets, the Systems estimate an approximate gain of 10.38 percent for FY 2013.

The Systems report that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $194.3 billion on April 1, 2011 to $198.6 billion (including $89.3 billion for current retirees and beneficiaries) on April 1, 2012. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2012 in that amortized cost was used instead of market value for bonds and mortgages, and the non-fixed investments utilized a smoothing method which recognized 20 percent of the unexpected loss for FY 2012, 40 percent of the unexpected gain for FY 2011, 60 percent of the unexpected gain for FY 2010 and 80 percent of the unexpected loss for FY 2009. Actuarial assets decreased from

$148.6 billion on April 1, 2011 to $147.8 billion on April 1, 2012. The funded ratio, as of April 1, 2012, calculated by the Systems Actuary in August 2012 using the entry age normal funding method and actuarial assets, was 87 percent.

GAAP BASIS RESULTS FOR PRIOR FISCAL YEARS

The State reports its financial results on three bases of accounting: the cash basis, showing receipts and disbursements; and the GAAP basis (including modified accrual and full accrual), as prescribed by GAAP, showing revenues and expenditures.

The Comptroller prepares Basic Financial Statements and Other Supplementary Information on a GAAP basis for governments as promulgated by the GASB. The Basic Financial Statements, released in July each year, include the Statements of Net Assets and Activities; the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds; the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds; the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets; and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report (“CAFR”), which includes a management discussion and analysis (“MD&A”), the Basic Financial Statements, required supplementary information, other supplementary information which includes individual fund combining statements, and a statistical section.

The following table summarizes recent governmental funds results on a GAAP basis. The State issued the Basic Financial Statements for FY 2013 by July 29, 2013.

COMPARISON OF ACTUAL GAAP-BASIS OPERATING RESULTS
SURPLUS/(DEFICIT)
(millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accum. General Fund Surplus/(Deficit)
March 31, 2012	137	56	80	346	619	(1,868)
March 31, 2011	1,529	742	198	(568)	1,901	(2,009)
March 31, 2010	(594)	(722)	378	1,061	123	(3,538)

The Basic Financial Statements (including Other Supplementary Information) and the CAFR can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller’s website at www.osc.state.ny.us. The Basic Financial Statements can also be accessed through EMMA at www.emma.msrb.org.

ENACTED BUDGET CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by 30 days after the enactment of the State Budget. The Enacted Budget Capital Program and Financing Plan FY 2014 through FY 2018 (the “Enacted Capital Plan”) was released by the New York State Division of the Budget in May 2013.

Spending on capital projects is projected to total $9.4 billion in FY 2014, which includes $1.4 billion in “off-budget spending” directly from bond proceeds held by public authorities. Overall, capital spending in FY 2014 is projected to increase by $543 million (6 percent) from FY 2013. In FY 2014, transportation spending is projected to total $4.7 billion, which represents 50 percent of total capital spending, with education, including the EXCEL program, comprising the next largest share at 22 percent. Economic development spending represents 6 percent and spending for parks and environment represents 7 percent. The remaining 15 percent is comprised of spending for mental hygiene, health and social welfare, public protection and all other capital programs.

In FY 2014, the State plans to finance 57 percent of capital projects spending with long-term debt. Federal aid is expected to fund 19 percent of the State’s FY 2014 capital spending, primarily for transportation. State cash resources will finance the remaining 24 percent of capital spending. Year-to-year, total PAYGO support is projected to decrease by $159 million, with State PAYGO decreasing by $138 million and Federal PAYGO support decreasing by $21 million. Bond-financed spending is projected to increase by $700 million.

Over the five years of the Enacted Capital Plan, capital spending is projected to total $45.8 billion, the majority of which will support transportation projects (48 percent) and education (20 percent).

STATE-SUPPORTED DEBT AND STATE-RELATED DEBT

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks fifth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, and New Jersey. As of March 31, 2013, total State-related debt outstanding totaled $56.1 billion, equal to approximately 5.4 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program, and the New York Local Government Assistance Corporation (“LGAC”) bonds. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State expects to transition to using only three credits — general obligation bonds, PIT Revenue Bonds, and the new Sales Tax Revenue Bond program, which was authorized in the FY 2013-14 Enacted Budget State-related debt includes the State-supported debt as well as State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary.

As of March 31, 2013, the total amount of outstanding general obligation debt was $3.5 billion, the total amount of outstanding State-supported debt was approximately $52.5 billion, and the total amount of outstanding State-related debt was approximately $56.1 billion. As of March 31, 2013, estimated debt service requirements on existing State-related debt is projected to total $6.61 billion in FY 2014, $6.35 billion in FY 2015, $6.14 billion in FY 2016 and $5.87 billion in FY 2017.

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds (“PIT”) by the Dormitory Authority of the State of New York (“DASNY”), the Urban Development Corporation (“UDC”), the New York State Thruway Authority (“Thruway Authority”), the New York State Housing Finance Agency (“HFA”), and the New York State Environmental Facilities Corporation (“EFC”) (collectively, the “Authorized Issuers”). The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. As of March 31, 2013 approximately $27.0 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $3.5 billion annually over the next four years, PIT coverage is expected to decline from 3.8 times in FY 2014 to 3.7 times in FY 2017.

PROJECTED PIT REVENUE BOND COVERAGE RATIOS
FY 2014 THROUGH 2017
(thousands of dollars)

	FY 2014	FY 2015	FY 2016	FY 2017
Projected RBTF Receipts	10,635,875	11,008,550	11,748,550	12,475,225
Projected New PIT Bonds Issuances	3,636,850	3,684,049	3,994,235	2,870,472
Projected Total PIT Bonds Outstanding	30,009,625	33,511,525	37,165,632	39,550,268
Projected Maximum Annual Debt Service	2,779,384	2,994,821	3,324,091	3,361,733
Projected PIT Coverage Ratio	3.8	3.7	3.5	3.7

Sales Tax Revenue Bond Program

Legislation included in the FY 2014 Enacted Budget created a new Sales Tax Revenue Bond program. This new bonding program will replicate certain credit features of PIT and LGAC revenue bonds and is expected to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The new Sales Tax Revenue Bonds will be secured by dedicated revenues consisting of one cent of the State's four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this will increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements will be transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund will have appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature will restrict transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

DOB expects the first Sales Tax Revenue Bond issue to close in the third quarter of FY 2014 and that the Sales Tax Revenue Bonds will be used interchangeably with PIT Revenue Bonds to finance State capital needs. Assuming average issuances of approximately $1.2 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 37.4 times in FY 2014 to 9.7 times in FY 2017, as shown in the following chart.

PROJECTED SALES TAX REVENUE BOND COVERAGE RATIOS
FY 2014 THROUGH 2017
(thousands of dollars)

	FY 2014	FY 2015	FY 2016	FY 2017
Projected Sales Tax Receipts	2,933,500	3,066,800	3,207,800	3,299,500
Projected New Sales Tax Revenue Bonds Issuances	1,122,000	1,155,660	1,190,330	1,226,040
Projected Total Sales Tax Revenue Bonds Outstanding	1,101,999	2,200,580	3,299,074	4,395,877
Projected Maximum Annual Debt Service	78,375	179,130	285,025	339,561
Projected Sales Tax Coverage Ratio	37.4	17.1	11.3	9.7

Also included in the FY 2014 Enacted Budget was legislation that authorizes the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the Dedicated Highway and Bridge Trust Fund program. This change allows the State to transition to the use of three primary credits — Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation Bonds to finance the State’s capital needs.

Debt Reform Act Limit

The Debt Reform Act of 2000 restricts the issuance of State-supported debt to capital purposes only and limits such debt to a maximum term of 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001 and was fully phased in at 4 percent of personal income during FY 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001 and will increase until it is fully phased in at 5 percent during FY 2014. For FY 2012, the last year for which a calculation has been completed, the State was in compliance with the statutory caps based on calendar year 2011 personal income and FY 2012 debt outstanding. The FY 2013 calculation is expected to be completed in October 2013.

Current projections estimate that debt outstanding and debt service will continue to remain below the limits imposed by the Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $3.6 billion in FY 2013 to $560 million in FY 2016. This includes the estimated impact of the bond-financed portion of increased capital commitment levels included in the 10-year capital planning projections and debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Going forward, bonds issued under the newly created SUNY Dormitory Facilities Revenue credit will not be included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

AUTHORITIES AND LOCALITIES

STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its authorities. “Authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its authorities were to default on their respective obligations, particularly those classified as State-supported or State-related debt. As of December 31, 2012 (except for the Job Development Authority which is as of March 31, 2012), 19 public authorities each had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $171 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefore in any given year. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain programs.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875, or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

The staffs of the New York State Financial Control Board (“FCB”), the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”), issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and January 2012, the State Legislature authorized 21 bond issuances to finance local government operating deficits, including a total of four passed during the 2009 and 2010 legislative sessions. However, the legislation introduced during the regular 2012 legislative session that would have authorized Rockland County and the City of Long Beach to issue bonds to address accumulated deficits did not pass both houses of the legislature. Similar legislation on behalf of these two entities is also being considered in 2013. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority has exercised Control Period powers with respect to the City of Buffalo since the City’s 2003-04 fiscal year, but transitioned to Advisory Period powers commencing July 1, 2012. In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that the County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court and did not prevail. NIFA is now exercising Control Period powers over Nassau County.

On February 14, 2013, the U.S. District Court for the Eastern District of New York issued an opinion in Carver, et al. v. Nassau County Interim Finance Authority, et al. granting the plaintiffs’ (law enforcement unions) motion for summary judgment seeking to nullify NIFA’s imposition of a wage freeze during the control period in 2011. The court stated that the operation of its judgment shall be stayed pending an appeal, by NIFA to the United States Court of Appeals for the Second Circuit. Both NIFA and the County have appealed.

Erie County has a Fiscal Stability Authority, The City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all which perform certain review and advisory functions. The City of Yonkers no longer operates under an oversight board but must adhere to a special Local Finance and Budget Act. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2013-14 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. And, in some cases, these delays have necessitated short-term borrowing at the local level. More recent developments that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; new constraints (for local governments other than in New York City and school districts outside New York City and the four other largest cities in New York State) on raising property tax revenues given legislation that now limits growth in the tax levy, subject to override; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs may also adversely affect localities and necessitate requests for State assistance.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy and Rule 2a-7, information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and other execution services to the Company and the Investment Manager, and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company, as such term is defined in the Investment Company Act, are referred to as “Interested Directors.” “Fund Complex” includes the Portfolios, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Bond Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM 1- to 5-Year Corporate Bond Portfolio, the TDAM 5- to 10-Year Corporate Bond Portfolio, the TDAM U.S. Equity Shareholder Yield Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Shareholder Yield Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, the TDAM U.S. Small-Mid Cap Equity Fund and the TDAM Tactical Opportunities Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 62	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of the Board since: 6/20/13; Chairman of the Nominating/ Governance Committee since March 2011; Director since 3/30/09	Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Senior Advisor, Stonepoint Capital 2008-2011; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm), 2004.	22	Director, USC Marshall Business School Board since 2010; Director of Lepercq, de Neuflize and Co. since 2009; President of Christ Church Trustees since 2008; Trustee of Whittier College since 1995.
PETER B. M. EBY c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 76	Director	Since 6/6/02	Retired.	22	Director of Leon’s Furniture Limited since May 1977; Director of George Weston Limited (May 2000 – November 2014).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2014.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 63	Director and Chairman of the Audit Committee	Director since 12/18/08; Chairman of the Audit Committee since 3/24/11	Consultant and financial services attorney; teacher at Empire State College, 2008 through 2010; Senior Advisor to New York State Banking Department, 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013, Chair of the Long Range Planning Committee since 2012; Director from 2002 to 2009 and Chairman, 2004 to 2008, of the Allen Bass Fund, Inc.	22	Director and Vice Chairman, Albany Law School Board of Trustees; Chairman of the Board Long Range Planning Committee.
ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 52	Director	Since 9/23/14	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present); Previously, Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 – 2013); CEO and Director of Loring Ward International, Ltd.; and President of SA Funds-Investment trust (2005 – 2009).	22	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice, LLC.
LAWRENCE J. TOAL c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 77	Director	Since 12/12/95	Retired.	22	None.
CHRISTOPHER L. WILSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 57	Director	Since 9/23/14	Managing Partner, CT2, LLC (consulting) (2009 to present); Previously, President and CEO, Columbia Funds (2004 – 2009).	22	Chairman of Audit Committee and Director, ISO-NE (energy and energy services) (2011 – present); Trustee and Finance Committee Chairman, Lesley University (2003 – 2011); Board of Governors, Investment Company Institute (2005 – 2009).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2014.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 63	Director	Since: 12/17/10	Senior Vice President — Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	22	Director of Ontario Teachers’ Pension Plan Board since 2012; Director of Queens University, Greenwood College School; Director of The Perimeter Institute; The Shaw Festival; Director of The Canadian Coalition for Good Governance; Director of First National Financial Corporation; Board of Crombie REIT since 5/14/14.

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2014.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009, Chairman of the Board since June 2013 and Chairman of the Nominating/Governance Committee since March 2011. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

Robert P. Herrmann. Mr. Herrmann has been a Director since September 2014. He has over 25 years of experience in the financial services industry, including experience as a chief executive officer of a financial services industry data provider. Mr. Herrmann’s prior experience as the chief executive officer of two asset management firms has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. He also has experience as an independent trustee on the board of other mutual funds.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. He currently serves as an Audit Committee financial expert. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Christopher L. Wilson. Mr. Wilson has been a Director since September 2014. He currently serves as an Audit Committee financial expert. He is currently a consultant. He has over 29 years of business and financial experience in the investment management industry, including five years as the former President and CEO of a large mutual fund complex and registered investment adviser and numerous other executive roles. He also has experience in the electric utilities industry as a Director on the board of a Massachusetts-based electric grid operations company, which serves the New England region, and he serves as Chairman of the Audit Committee for the company. Mr Wilson has also served as a trustee on the boards of numerous non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director since 1995. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 30 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
KEVIN LEBLANC c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 51	President and Chief Executive Officer	Since: 12/6/11	Chief Administrative Officer of Epoch Investment Partners since March 2013 and President and Chief Executive Officer of TD Asset Management USA Funds Inc. Previously, Chief Operating Officer of TD Asset Management Inc. from September 2010 to March 2013; Vice Chair of TD Asset Management Inc. since 2007; Officer of the Investment Manager since April 2010 and Chief Operating Officer of the Investment Manager since December 2010.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 50	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.
ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 46	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.
MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 43	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

†	The table shows the time period for which each individual has served an Officer. There is no set term of office for Officers.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 61	Secretary	Since: 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio, Inc.
MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 55	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for oversight of the Company and the Portfolios. The Board, on behalf of the Company, has engaged TDAM to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing TDAM and other service providers in the operations of the Portfolios in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board is currently composed of seven members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Herrema to serve in the role of Chairman. The Directors have determined that Mr. Herrema’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Nominating/Governance Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Portfolios, the Board oversees the management of risks relating to the operation of the Company and the Portfolios. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and the other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the

Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s CCO, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolios and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Eby, Herrema, Herrmann, Kelly, Toal and Wilson. The Audit Committee met four times during the fiscal year ended October 31, 2014.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2014.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company. The Committee, on which Messrs. Eby, Herrema, Herrmann, Kelly, Toal and Wilson currently serve, is composed solely of Independent Directors. The Nominating/Governance Committee will not normally consider nominees recommended by shareholders. The Nominating/Governance Committee met three times during the fiscal year ended October 31, 2014.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2014, are set forth below.

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Donald J. Herrema	$0	$0
Peter B. M. Eby	$0	$0
Robert P. Herrmann	$0	$0
James E. Kelly	$0	$0
Lawrence J. Toal	$0	$0
Christopher L. Wilson	$0	$0
Interested Director
Barbara F. Palk	$0	$0

On January 31, 2015, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio. As of December 31, 2014, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager or the distributor of the Portfolios or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the distributor of the Portfolios.

Compensation of Directors

Officers and Directors who are “interested persons” as defined in the Investment Company Act of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. As of April 1, 2014, each Independent Director receives, in the aggregate: (i) a base annual retainer of $65,000, payable quarterly, (ii) a meeting fee of $6,000 for each meeting attended in person, (iii) a meeting fee of $3,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board, a committee meeting fee of $3,500 for each such meeting attended, (v) a meeting fee of $6,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board, an audit committee meeting fee of $3,500 for each such meeting attended, (vii) retainer for the Chairman is $20,000 annually, payable quarterly; and (viii) retainer for Audit Committee Chair is $10,000 annually, payable quarterly. Prior to April 1, 2014, each Independent Director received, in the aggregate: (i) a base annual retainer of $45,000, payable quarterly, (ii) a meeting fee of $5,000 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $2,500 for each such meeting attended, (v) a meeting fee of $5,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended, (vii) retainer for the Chairman is $10,000 annually, payable quarterly; and (viii) retainer for Audit Committee Chair is $5,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2014, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Independent Directors
Donald J. Herrema	$104,000	$0	$0	$104,000
Peter B. M. Eby	$89,000	$0	$0	$89,000
Robert P. Herrmann(2)	$22,250	$0	$0	$22,250
James E. Kelly	$96,500	$0	$0	$96,500
Lawrence J. Toal	$83,000	$0	$0	$83,000
Christopher L. Wilson(2)	$22,250	$0	$0	$22,250
Interested Director
Barbara F. Palk	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Messrs. Herrmann and Wilson were appointed as Directors effective September 23, 2014.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to an investment management agreement with the Company on behalf of each Portfolio (the “Investment Management Agreement”), the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Board.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2014, the TD Bank Group had over $257 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2014, had total assets under management of approximately $9.9 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Board. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board’ approval of the Investment Management Agreement is available in the Portfolios’ semi-annual shareholder report for the fiscal period ended April 30, 2014.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived*
Money Market Portfolio
Year ended October 31, 2014	$2,480,283	$761,841
Year ended October 31, 2013	$2,471,535	$449,797
Year ended October 31, 2012	$2,441,295	$0

	Fee	Fee Waived*
U.S. Government Portfolio
Year ended October 31, 2014	$1,018,208	$883,322
Year ended October 31, 2013	$963,596	$569,794
Year ended October 31, 2012	$876,416	$165,708
Municipal Portfolio
Year ended October 31, 2014	$891,138	$739,012
Year ended October 31, 2013	$902,841	$327,210
Year ended October 31, 2012	$833,693	$30,826
California Portfolio
Year ended October 31, 2014	$380,497	$460,741
Year ended October 31, 2013	$350,147	$243,827
Year ended October 31, 2012	$314,312	$88,944
New York Portfolio
Year ended October 31, 2014	$178,807	$292,951
Year ended October 31, 2013	$186,207	$194,983
Year ended October 31, 2012	$167,547	$135,938

*	The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Administration

Pursuant to an Administration Agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation. The Portfolios did not pay the Administrator any administration fees during the fiscal years ended October 31, 2012, 2013 and 2014.

The Administrator has entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company (the “Sub-administration Agreement”). Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Board, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company (the “Distribution Agreement”). SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan (defined below) does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Board has adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets, Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, pursuant to which the Investor Class of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.45% of its annual average daily net assets, Class A of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.33% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc. (“TD Ameritrade Clearing” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2014, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*
Money Market Portfolio — Investor Class
Year ended October 31, 2014	$2,828,719	$2,828,711
Money Market Portfolio — Premium Class
Year ended October 31, 2014	$385,870	$385,870
Money Market Portfolio — Class A
Year ended October 31, 2014	$7,658,614	$7,658,614
Money Market Portfolio — Select Class
Year ended October 31, 2014	$1,801,771	$1,801,770
U.S. Government Portfolio — Investor Class
Year ended October 31, 2014	$3,281,632	$3,281,629
U.S. Government Portfolio — Class A
Year ended October 31, 2014	$1,547,447	$1,547,447
Municipal Portfolio — Investor Class
Year ended October 31, 2014	$1,902,618	$1,902,607
Municipal Portfolio — Class A
Year ended October 31, 2014	$2,482,213	$2,482,213
California Portfolio — Investor Class
Year ended October 31, 2014	$744,244	$744,240
California Portfolio — Class A
Year ended October 31, 2014	$1,140,097	$1,140,097
New York Portfolio — Investor Class
Year ended October 31, 2014	$467,864	$467,861
New York Portfolio — Class A
Year ended October 31, 2014	$396,647	$396,647

*	The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Shareholder Servicing

The Board has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board, provided that the annual rate may not exceed 0.25% (0.05% in the case of the Premium Class and Select Class of the Money Market Portfolio) of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade (the “TD Ameritrade Agreement”), TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Ameritrade Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. The TD Ameritrade Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. Each Portfolio or TD Ameritrade may terminate the TD Ameritrade Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement may terminate the TD Ameritrade Agreement any time without penalty. The TD Ameritrade Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Ameritrade Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived*
Money Market Portfolio — Investor Class
Year ended October 31, 2014	$1,571,503	$1,571,503
Year ended October 31, 2013	$1,841,428	$1,840,864
Year ended October 31, 2012	$1,940,777	$1,924,789
Money Market Portfolio — Premium Class
Year ended October 31, 2014	$52,860	$52,859
Year ended October 31, 2013	$60,649	$56,568
Year ended October 31, 2012	$83,104	$30,019
Money Market Portfolio — Class A
Year ended October 31, 2014	$3,612,558	$3,612,558
Year ended October 31, 2013	$3,332,417	$3,331,749
Year ended October 31, 2012	$3,005,811	$2,979,116
Money Market Portfolio — Select Class
Year ended October 31, 2014	$273,003	$272,995
Year ended October 31, 2013	$261,876	$261,579
Year ended October 31, 2012	$265,808	$254,923
U.S. Government Portfolio — Investor Class
Year ended October 31, 2014	$1,823,120	$1,823,120
Year ended October 31, 2013	$1,666,588	$1,666,578
Year ended October 31, 2012	$1,410,348	$1,410,348
U.S. Government Portfolio — Class A
Year ended October 31, 2014	$729,929	$729,929
Year ended October 31, 2013	$745,551	$745,547
Year ended October 31, 2012	$780,722	$780,722
Municipal Portfolio — Investor Class
Year ended October 31, 2014	$1,057,005	$1,057,005
Year ended October 31, 2013	$1,047,361	$1,047,361
Year ended October 31, 2012	$1,019,686	$1,019,686

	Fee Paid	Fee Waived*
Municipal Portfolio — Class A
Year ended October 31, 2014	$1,170,856	$1,170,856
Year ended October 31, 2013	$1,209,760	$1,209,760
Year ended October 31, 2012	$1,064,576	$1,064,576
California Portfolio — Investor Class
Year ended October 31, 2014	$413,467	$413,467
Year ended October 31, 2013	$418,575	$418,575
Year ended October 31, 2012	$398,798	$398,798
California Portfolio — Class A
Year ended October 31, 2014	$537,782	$537,782
Year ended October 31, 2013	$456,800	$456,800
Year ended October 31, 2012	$386,993	$386,993
New York Portfolio — Investor Class
Year ended October 31, 2014	$259,923	$259,923
Year ended October 31, 2012	$264,298	$264,298
Year ended October 31, 2012	$241,393	$241,393
New York Portfolio — Class A
Year ended October 31, 2014	$187,098	$187,098
Year ended October 31, 2013	$201,222	$201,222
Year ended October 31, 2012	$177,480	$177,480

*	The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

Transfer Agent and Custodian

TD Ameritrade Clearing, Inc., 200 South 108th Avenue, Omaha, NE 68154, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent (the “Transfer Agent”) for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of the Investor Class of each Portfolio, Class A of each Portfolio and the Select Class of the Money Market Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under the Transfer Agency Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Portfolios generally do not invest in voting securities, the Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Portfolios and the Investment Manager acting on behalf of the Portfolios, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, Proxy Consultants the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.
Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.
Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.
Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.
Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.
Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.
Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.
Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.
Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.
Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”
Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.
Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.
Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.
Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.
Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.
Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.
Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.
Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.
Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.

Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.
Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation.
Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.
Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.
Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.
Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favour of it.
Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e., confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.
Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

Other Business (continued)	To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to provide voting recommendations and to vote routine proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

The Company has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the long-term capital gains tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code of 1986, as amended (the “Code”) as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (at a rate of 15% for individuals and other non-corporate shareholders with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with any income above such levels that is long-term capital gain, and 0% for those with incomes below certain levels), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued. Each Portfolio may obtain exposure to municipal obligations by investments in tender option bonds; such structures may themselves be subject to certain regulatory compliance requirements.

California Income Tax Issues — California Portfolio. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company from interest on obligations the interest on which is exempt from California personal income tax and designated by the California Portfolio as exempt-interest dividends (in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year) are exempt from California personal income tax. For the California Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the United States, the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Distributions to individual shareholders derived from interest on other types of obligations or from market discount or short- or long-term capital gains will be subject to California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares of the Portfolio will not be deductible for California personal income tax purposes.

Dividends and distributions from the Portfolio are not exempt from California state corporate franchise tax, but are exempt from California corporate income tax in a manner similar to their exemption from California personal income tax.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Cost Basis Reporting of Shareholder Proceeds The Company (or its administrative agent) reports to the IRS and furnishes to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the prior law requirement to report the gross proceeds from the sale of shares, the Company is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of shares, the Company permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Company will use a default cost basis method of average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The prior law requirement to report only the gross proceeds from the sale of shares will continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2014, the U.S. Government Portfolio had capital loss carryforwards of $4,704. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains.

As of October 31, 2014, the California Portfolio had capital loss carryforwards of $4,142. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolio’s capital loss carryforwards of $4,061 will expire October 31, 2016 and $81 will expire October 31, 2018.

As of October 31, 2014, the New York Portfolio had capital loss carryforwards of $35,580. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolio’s capital loss carryforwards of $148 will expire October 31, 2018, and $439 will expire October 31, 2019.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on

Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

For taxable years beginning before January 1, 2015, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7.

Each Portfolio must adhere to certain conditions under Rule 2a-7. The Board oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Portfolio; and such other measures as the Board may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by Financial Intermediaries that have entered into selling agreements with the Distributor.

The Investor Class and Class A of each Portfolio and the Select Class of the Money Market Portfolio do not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. The Premium Class of the Money Market Portfolio is not subject to minimum account balance requirements. For the Premium Class of shares of the Money Market Portfolio, there is a $10,000 minimum for purchases in retail and IRA accounts ($1,000 for Institutional accounts and $500 for Institutional retirement accounts) and a $500 minimum for subsequent purchases for Institutional accounts and $250 for Institutional retirement accounts. There is no minimum requirement for subsequent purchases for retail and IRA accounts. The Money Market Portfolio may waive these requirements at any time in its discretion. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Premium Class shares of the Money Market Portfolio. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Ameritrade or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the Financial Intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your Financial Intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV. With respect to redemptions in amounts greater than the lesser of $1,000,000 or 1% of Portfolio net assets, the redemption amount above such threshold will generally be paid by a distribution in-kind of portfolio securities. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of the Portfolio’s securities could result in less diversified investments for the Portfolio and could affect adversely the Portfolios’ liquidity.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

The Board may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 27 billion shares of the Money Market Portfolio with 8 billion shares designated to the Investor Class, 3 billion shares designated to the Premium Class, 10 billion shares designated to Class A, and 6 billion shares designated to the Select Class; 12 billion shares of the U.S. Government Portfolio with 7 billion shares designated to the Investor Class and 5 billion shares designated to Class A; 8 billion shares of the Municipal Portfolio with 4 billion shares designated to each of the Investor Class and Class A; 7 billion shares of the California Portfolio with 5 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 4 billion shares of the New York Portfolio with 2 billion shares designated to each of the Investor Class and Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Portfolio’s/Class’s outstanding shares as of January 30, 2015.

Portfolio/Class	Shares	% of Class
TDAM U.S. Government Portfolio — Class A Frederick M. Strader & Betty A. Strader P.O. Box 117 Meredith, NH 03253	14,413,359.64	5.08%
TDAM Municipal Portfolio — Class A Bruno D. Strigini 126 W. 73rd St., Apt 9D New York, NY 10023-3031	5,041,501.42	6.21%
TDAM California Portfolio — Investor Class Franklin P. Antonio 2765 Cordoba Cove Del Mar, CA 92014-3504	7,503,659.45	4.88%
TDAM New York Portfolio — Investor Class Susan Rosenberg P.O. Box 11046 Albany, NY 12211-0046	8,918,639.76	8.67%

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT TERM RATINGS

A-1 An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE SHORT TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

FITCH SHORT TERM RATINGS

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

DBRS SHORT TERM RATINGS

R-1 (high) Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

STANDARD & POOR’S LONG TERM ISSUER RATINGS

AAA. An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.

AA. An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A. An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

MOODY’S INVESTORS SERVICE LONG TERM RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

FITCH LONG TERM RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

DBRS LONG TERM RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

S&P MUNICIPAL NOTES RATINGS

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in 3 years or less will likely receive a note rating. Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

MOODY’S MUNICIPAL NOTES RATINGS

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

TDAMSAI01

TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
February 27, 2015

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
Institutional Class (TDMXX)
Institutional Service Class (TDNXX)
Commercial Class (TCCXX)

TDAM Institutional Municipal Money Market Fund
Institutional Class (TICXX)
Institutional Service Class (TMUXX)

TDAM Institutional U.S. Government Fund
Institutional Class (TDGXX)
Institutional Service Class (TDHXX)
Commercial Class (TGCXX)

TDAM Institutional Treasury Obligations Money Market Fund
Institutional Service Class (TDVXX)
Commercial Class (TTCXX)

399 Park Avenue
New York, New York 10022
(866) 416-4031

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated February 27, 2015 (the “Prospectus”) for the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund and the TDAM Institutional Treasury Obligations Money Market Fund, each a series (the “Funds”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2014, including the independent registered public accounting firm’s report thereon, are included in the Funds’ Annual Report and are incorporated herein by reference.

To obtain a free copy of the Prospectus or the Funds’ Annual Report, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdamusa.com.

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Fund offers two or more classes of shares. This SAI pertains to all classes of each of the TDAM Institutional Money Market Fund (the “Institutional Money Market Fund”), the TDAM Institutional Municipal Money Market Fund (the “Institutional Municipal Fund”), the TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”), and the TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”).

Each of the Funds is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Funds is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment policies and restrictions that are designated as fundamental may only be changed with approval by holders of a “majority of the outstanding voting securities” of the Funds. Except as otherwise indicated, however, each Fund’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, the Funds or a particular class of shares of the Funds (“Class”) means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company, the Funds or such Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company, the Funds or such Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, the Funds or such Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

As money market funds, the Funds are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Funds. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The Institutional U.S. Government Fund will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.
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Bank Obligations

Investments may be made by each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Fund’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Fund will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Fund will borrow from banks for leverage purposes. As a matter of fundamental policy, a Fund will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by the Fund. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment

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from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

U.S. Treasury Obligations

The Institutional Treasury Fund may invest in U.S. Treasury obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (described on page 12).

Commercial Paper and Similar Securities

(Institutional Money Market Fund, Institutional Municipal Fund and Institutional U.S. Government Fund only) Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Fund will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Fund and affect its share price.

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Foreign Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Fund also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Institutional Money Market Fund may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Fund.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Fund may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal

6

Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Fund does not guarantee the net asset value of the Funds’ shares.

Illiquid Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest up to 5% of its total assets in illiquid securities. The term “illiquid securities” is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Fund. In determining the liquidity of a Fund’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Company’s Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Fund was in a position where more than 5% of its total assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Fund’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Funds’ investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to the investment companies in the aggregate. In addition, each Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Fund. To the extent allowed by law or regulation,

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each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager in excess of the limits discussed above. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Fund.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (“AMT”)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are

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additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Fund’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure

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proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments. The Institutional Municipal Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, this Fund may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Institutional Municipal Fund may be required to sell securities at a loss.

From time to time, the Institutional Municipal Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Institutional Municipal Fund may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Institutional Municipal Fund invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected, and the Board would reevaluate the Fund’s investment objective and policies.

Put Features

(Institutional Money Market Fund, Institutional Municipal Fund and the Institutional U.S. Government Fund only) Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

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Repurchase Agreements

Each Fund may enter into repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Fund at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. Each Fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures for reviewing creditworthiness adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller, a Fund might have expenses in enforcing its rights under the repurchase agreement, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. In the event of a bankruptcy or other default of a buyer, a Fund might have expenses in enforcing its rights under the reverse repurchase agreement.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Investment Manager, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Fund must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., P-1 by Moody’s) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each Fund may not invest more than 5% of its total assets in the securities of any one issuer.

Each Fund is limited with respect to the extent to which it can invest in second tier securities. For example, the Institutional Money Market Fund may not invest more than ½ of 1% of its total assets in the second tier securities of a single issuer. In addition, no Fund may invest in a second tier security with a maturity of greater than 45 calendar days.

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Under the applicable liquidity requirements of Rule 2a-7, each Fund (except the Institutional Municipal Fund) must hold at least 10% of its assets in “daily liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, and securities for which the Fund has a legal right to receive cash in one business day. Each Fund must also hold at least 30% of its assets in “weekly liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, and securities for which the Fund has a legal right to receive cash within five business days.

Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less (45 days or less with respect to second tier securities), all calculated as described in Rule 2a-7. For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Section 4(a)(2) Paper

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may invest in Section 4(a)(2) paper. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(a)(2) paper to be liquid. However, pursuant to procedures adopted by the Board, if an investment in Section 4(a)(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 5% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Fund’s investments in Section 4(a)(2) paper on a continuous basis.

Securities Lending

Each Fund may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Institutional Money Market Fund and the Institutional Municipal Fund may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. This Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Fund may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Institutional Money Market Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Institutional Money Market Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Institutional Money Market Fund or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Institutional Money Market Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are

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created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Funds. The Institutional Money Market Fund can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Institutional Money Market Fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Institutional Municipal Fund and the Institutional U.S. Government Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Funds may invest directly, and (v) money market mutual funds. To the extent either Fund assumes a temporary defensive position, it may not be pursuing its investment objective. When a Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes on a greater portion of their income dividends received from the Fund.

Tender Option Bonds

The Institutional Municipal Fund may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Funds hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Funds may buy tender option bonds if the agreement gives the Funds the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities.

Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Fund determines the maturity of variable rate obligations and floating rate obligations in

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accordance with Rule 2a-7, which allows the Funds to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Fund will segregate appropriate liquid assets to cover its purchase obligations. A Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each of the Institutional Money Market Fund, the Institutional Municipal Fund and the Institutional U.S. Government Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the fundamental investment restrictions of each Fund. Each Fund (unless noted otherwise) may not:

(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Institutional Municipal Fund only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

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(3) issue senior securities, except as permitted under the Investment Company Act;

(4) make short sales of securities or purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(5) borrow money, except that each Fund may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Fund will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or with respect to the Institutional Municipal Fund, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Institutional Money Market Fund may invest more than 25% of its total assets in the financial services industry and the Institutional Municipal Fund may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Institutional Money Market Fund specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(10) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(11) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Funds.

The following are the non-fundamental investment restrictions of each Fund and may be changed without shareholder approval. Each Fund (unless noted otherwise) does not currently intend to:

(1) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(a)(2) of the Securities Act (Section 4(a)(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Board;

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(3) invest in financial futures and options thereon;

(4) (with respect to the Institutional U.S. Government Fund only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change; or

(5) (with respect to the Institutional Treasury Fund) normally invest less than 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) and, for purposes of rating the Funds, S&P will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives and S&P are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company, a Company Representative nor S&P may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company, any Company Representative nor S&P may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy and Rule 2a-7, information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed. The company also will publish on the TDAM website each Fund’s month-end top ten holdings, generally with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company, Company Representative and S&P compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon the Investment Manager’s ability to time and execute such transactions. Each Fund normally intends to hold its portfolio securities to maturity. The Funds do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks

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“best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and order execution services to the Company and the Investment Manager and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Funds. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Fund.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company, as such term is defined in the Investment Company Act, are referred to as “Interested Directors.” “Fund Complex” includes the Funds, the TDAM Money Market Portfolio, the TDAM U.S. Government Portfolio, the TDAM Municipal Portfolio, the TDAM California Municipal Money Market Portfolio, the TDAM New York Municipal Money Market Portfolio, the TDAM Short-Term Bond Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM 1- to 5-Year Corporate Bond Portfolio, the TDAM 5- to 10-Year Corporate Bond Portfolio, the TDAM U.S. Equity Shareholder Yield Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Shareholder Yield Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, the TDAM U.S. Small-Mid Cap Equity Fund and the TDAM Tactical Opportunities Fund, each a series of the Company.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 62	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of the Board since 6/20/13; Chairman of the Nominating/ Governance Committee since March 2011; Director since 3/30/09	Executive Vice Chairman of Kennedy Wilson, International (real estate), since 2009; Senior Advisor, Stonepoint Capital 2008 – 2011; Financial services executive and advisor; Founder of BlackSterling Partners, LLC (private equity investment firm) since 2004.	22	Director, USC Marshall Business School Board since 2010; Director of Lepercq, de Neuflize and Co. since 2009; President of Christ Church Trustees since 2008; Trustee of Whittier College since 1995.
PETER B. M. EBY c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 76	Director	Since 6/6/02	Retired.	22	Director of Leon’s Furniture Limited since May 1977; Director of George Weston Limited (May 2000 – November 2014).
JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 63	Director and Chairman of the Audit Committee	Director since: 12/18/08; and Chairman of the Audit Committee 3/24/11	Consultant and financial services attorney; teacher at Empire State College 2008 through 2010; Senior Advisor to New York State Banking Department, 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013, Chair of the Long Range Planning Committee since 2012; Director from 2002 to 2009 and Chairman, 2004 to 2008, of the Allen Bass Fund, Inc.	22	Director and Vice Chairman, Albany Law School Board of Trustees; Chairman of the Board Long Range Planning Committee.
ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 52	Director	Since 9/23/14	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present); Previously, Chairman & CEO of Discovery Data, a leading financial services industry data provider (2009 – 2013); CEO and Director of Loring Ward International, Ltd.; and President of SA Funds-Investment trust (2005 – 2009).	22	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice, LLC.

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2014.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
LAWRENCE J. TOAL c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 77	Director	Since 12/12/95	Retired.	22	None.
CHRISTOPHER L. WILSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 57	Director	Since 9/23/14	Managing Partner, CT2, LLC (consulting), (2009 to present); Previously, President and CEO, Columbia Funds (2004 – 2009).	22	Chairman of Audit Committee and Director, ISO-NE (energy and energy services), (2011 – present); Trustee and Finance Committee Chairman, Lesley University (2003 – 2011); Board of Governors, Investment Company Institute (2005 – 2009).
Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 63	Director	Since: 12/17/10	Senior Vice President — Wholesale Banking TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	22	Director of Ontario Teachers’ Pension Plan Board since 2012; Director of Queens University, Greenwood College School; Director of The Perimeter Institute; The Shaw Festival; Director of The Canadian Coalition for Good Governance; Director of First National Financial Corporation; Board of Crombie REIT since 5/14/14.

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2014.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

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Independent Directors

Peter B.M. Eby. Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema. Mr. Herrema has been a Director since 2009 and Chairman of the Board since June 2013 and Chairman of the Nominating/Governance Committee since March 2011. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

Robert P. Herrmann. Mr. Herrmann has been a Director since September 2014. He has over 25 years of experience in the financial services industry, including experience as a chief executive officer of a financial services industry data provider. Mr. Herrmann’s prior experience as the chief executive officer of two asset management firms has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. He also has experience as an independent trustee on the board of other mutual funds.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. He currently serves as an Audit Committee financial expert. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal. Mr. Toal has been a Director since 1995. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Christopher L. Wilson. Mr. Wilson has been a Director since September 2014. He currently serves as an Audit Committee financial expert. He is currently a consultant. He has over 29 years of business and financial experience in the investment management industry, including five years as the former President and CEO of a large mutual fund complex and registered investment adviser and numerous other executive roles. He also has experience in the electric utilities industry as a Director on the board of a Massachusetts-based electric grid operations company, which serves the New England region, and he serves as Chairman of the Audit Committee for the company. Mr Wilson has also served as a trustee on the boards of numerous non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has 30 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager including 18 years in an executive role. Ms. Palk also serves on the boards of directors of several not-for-profit companies.

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Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
Officers
KEVIN LEBLANC c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 51	President and Chief Executive Officer	Since: 12/6/11	Chief Administrative Officer of Epoch Investment Partners since March 2013 and President and Chief Executive Officer of TD Asset Management USA Funds Inc. Previously, Chief Operating Officer of TD Asset Management Inc. from September 2010 to March 2013; Vice Chair of TD Asset Management Inc. since 2007; Officer of the Investment Manager since April, 2010 and Chief Operating Officer of the Investment Manager since December, 2010.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 50	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.
ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 46	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.
MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 43	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.
CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 61	Secretary	Since: 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio Inc.
MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 55	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board is responsible for overseeing TDAM and other service providers in the operations of the Funds in accordance with the provisions of the Investment Company

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Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board is currently composed of seven members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Herrema to serve in the role of Chairman. The Directors have determined that Mr. Herrema’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Nominating/Governance Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and the other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s CCO, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Eby, Herrema, Herrmann, Kelly, Toal and Wilson. The Audit Committee met four times during the fiscal year ended October 31, 2014.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2014.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company.

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The Committee, on which Messrs. Eby, Herrema, Herrmann, Kelly, Toal and Wilson currently serve, is composed solely of Independent Directors. The Nominating/Governance Committee will not normally consider nominees recommended by shareholders. The Nominating/Governance Committee met three times during the fiscal year ended October 31, 2014.

Ownership of Shares By Directors

The dollar range of the shares in each Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2014 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Donald J. Herrema	$0	$0
Peter B. M. Eby	$0	$0
Robert P. Herrmann	$0	$0
James E. Kelly	$0	$0
Lawrence J. Toal	$0	$0
Christopher L. Wilson	$0	$0
Interested Director
Barbara F. Palk	$0	$0

On January 31, 2015, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Fund. As of December 31, 2014, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager or the distributor of the Funds or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the distributor of the Funds.

Compensation of Directors

Officers and Directors who are “interested persons” as defined in the Investment company Act of the Investment Manager, SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. As of April 1, 2014, each Independent Director receives, in the aggregate: (i) a base annual retainer of $65,000, payable quarterly, (ii) a meeting fee of $6,000 for each meeting attended in person, (iii) a meeting fee of $3,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board, a committee meeting fee of $3,500 for each such meeting attended, (v) a meeting fee of $6,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board, an audit committee meeting fee of $3,500 for each such meeting attended, (vii) retainer for the Chairman is $20,000 annually, payable quarterly; and (viii) retainer for Audit Committee Chair is $10,000 annually, payable quarterly. Prior to April 1, 2014, each Independent Director received, in the aggregate: (i) a base annual retainer of $45,000, payable quarterly, (ii) a meeting fee of $5,000 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $2,500 for each such meeting attended, (v) a meeting fee of $5,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended, (vii) retainer for the Chairman is $10,000 annually, payable quarterly; and (viii) retainer for Audit Committee Chair is $5,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

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The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2014, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company Fund Complex Paid to Directors(1)
Independent Directors
Donald J. Herrema	$104,000	$0	$0	$104,000
Peter B. M. Eby	$89,000	$0	$0	$89,000
Robert P. Herrmann(2)	$22,250	$0	$0	$22,250
James E. Kelly	$96,500	$0	$0	$96,500
Lawrence J. Toal	$83,000	$0	$0	$83,000
Christopher L. Wilson(2)	$22,250	$0	$0	$22,250
Interested Director
Barbara F. Palk	$0	$0	$0	$0

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Messrs. Herrmann and Wilson were appointed as Directors effective September 23, 2014.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Fund. Pursuant to an investment management agreement with the Company on behalf of each Fund (the “Investment Management Agreement”), the Investment Manager manages each Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Board.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of October 31, 2014, the TD Bank Group had over $257 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2014, had total assets under management of approximately $9.9 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Fund, or by the Board. The Investment Management Agreement may be terminated as to any Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Fund.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

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A discussion of the basis for the Board’s approval of the Investment Management Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended April 30, 2014.

For the investment management services furnished to each Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Fund, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Fund over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Fund’s operating expenses in an effort to maintain certain net yields for the Fund. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Fund’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses of the Institutional Money Market Fund, Institutional Municipal Fund, Institutional U.S. Government Fund and Institutional Treasury Fund (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.20% for the Institutional Class of the Institutional Money Market Fund, Institutional Municipal Fund and Institutional U.S. Government Fund, 0.45% for the Institutional Service Class of each Fund and 0.85% for the Commercial Class of the Institutional Money Market Fund, Institutional Municipal Fund and Institutional U.S. Government Fund and 0.95% for the Commercial Class of the Institutional Treasury Fund (each an “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the Institutional Municipal Fund or respective Class, as the case may be, within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived*
Institutional Money Market Fund
Year ended October 31, 2014	$230,432	$367,024
Year ended October 31, 2013	$151,363	$274,548
Year ended October 31, 2012	$156,306	$185,990
Institutional Municipal Fund
Year ended October 31, 2014	$57,532	$216,038
Year ended October 31, 2013	$77,846	$193,986
Year ended October 31, 2012	$87,251	$182,631
Institutional U.S. Government Fund
Year ended October 31, 2014	$1,028,810	$954,400
Year ended October 31, 2013	$947,307	$615,155
Year ended October 31, 2012	$930,996	$248,240
Institutional Treasury Fund
Year ended October 31, 2014	$526,722	$702,175
Year ended October 31, 2013	$476,514	$519,181
Year ended October 31, 2012	$402,394	$415,679

*	The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

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Administration

Pursuant to an administration agreement with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Funds, provides administrative services to each of the Funds (the “Administration Agreement”). Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation from the Funds. The Funds did not pay the Administrator any administration fees during the fiscal years ended October 31, 2012, 2013 and 2014, respectively.

The Administrator has entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company (the “Sub-administration Agreement”). Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Board, or by a majority of the outstanding voting securities of such Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO”) (the “Distributor”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO (the “Distribution Agreement”), SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. The Institutional Money Market Fund and Institutional U.S. Government Fund-Institutional and Institutional Service Classes and Institutional Service Class of the Institutional Treasury Fund do not have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and the Distributor, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Board has adopted a distribution plan under Rule 12b-1 of the Investment Company Act (“12b-1 Plan”) with respect to the Commercial Classes of each of the Funds. The 12b-1 Plan permits the Commercial Class of each of the Institutional Money Market Fund and the Institutional U.S. Government Fund to pay from its assets distribution fees at a rate not to exceed 0.40% of its annual average daily net assets, and the Commercial Class of the Institutional Treasury Fund to pay from its assets distribution fees not to exceed 0.50% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payment of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

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The Distributor has entered into Rule 12b-1 Agreements with each of TD Bank, N.A. (“TD Bank”) and TD Ameritrade Inc., each an affiliate of the Investment Manager, pursuant to which the Commercial Class of each of the Institutional Money Market Fund, and the Institutional U.S. Government Fund pays from its assets 12b-1 Fees at a rate of 0.40% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund pays from its assets 12b-1 Fees at a rate of 0.50% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM or any successor investment adviser or administrator (collectively, “Successor”) may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement to such broker-dealers or other persons who, in TDAM’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Commercial Class under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Commercial Class, or (ii) 67% or more of the shares of the Commercial Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Commercial Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to the Commercial Class by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of the Commercial Class. The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

For the fiscal year ended October 31, 2014, the Funds paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*
Institutional Money Market Fund — Commercial Class	$72,485	$72,485
Institutional U.S. Government Fund — Commercial Class	$1,215,456	$1,215,456
Institutional Treasury Fund — Commercial Class	$2,012,411	$2,012,411

*	The Investment Manager may waive and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Shareholder Servicing

The Board has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to the Institutional Service Class of each Fund and the Commercial Class of each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to which each such Class of each Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to the Institutional Service Class and Commercial Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of the Institutional Service Class of each Fund and the Commercial Class of each of the

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Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services, including responding to shareholder inquiries and requests for information, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to the Institutional Service Class of each Fund or the Commercial Class of each of the Institutional Money Market Fund, Institutional U.S. Government Fund or Institutional Treasury Fund by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of each Fund and TD Bank, N.A., an affiliate of the Investment Manager, TD Bank, N.A. has agreed to provide shareholder services to the Institutional Service Class of each Fund pursuant to the Servicing Plan. The Company or the Investment Manager may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund, and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to its clients that are shareholders of the Commercial Class of each of the Institutional Money Market Fund, Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Ameritrade under the Shareholder Services Agreement.

The Investment Manager has entered into a Services Agreement with TD Bank N.A., pursuant to which TD Bank, N.A. has agreed to provide certain recordkeeping and other shareholder services for its clients who hold shares of the Funds. TD Bank, N.A. receives a fee from the Investment Manager for providing these services.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived*
Institutional Money Market Fund — Institutional Service Class
Year ended October 31, 2014	$138,097	$138,097
Year ended October 31, 2013	$144,735	$143,904
Year ended October 31, 2012	$164,748	$140,470
Institutional Money Market Fund — Commercial Class
Year ended October 31, 2014	$45,303	$45,303
Year ended October 31, 2013	$51,566	$51,033
Year ended October 31, 2012	$62,767	$52,785
Institutional Municipal Money Market Fund — Institutional Service Class
Year ended October 31, 2014	$53,849	$53,849
Year ended October 31, 2013	$62,311	$61,709
Year ended October 31, 2012	$60,201	$58,431

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	Fee	Fee Waived*
Institutional U.S. Government Fund — Institutional Service Class
Year ended October 31, 2014	$1,416,695	$1,416,695
Year ended October 31, 2013	$1,201,372	$1,195,713
Year ended October 31, 2012	$1,195,823	$1,185,957
Institutional U.S. Government Fund — Commercial Class
Year ended October 31, 2014	$759,658	$759,658
Year ended October 31, 2013	$716,044	$712,616
Year ended October 31, 2012	$731,540	$725,849
Institutional Treasury Fund — Institutional Service Class
Year ended October 31, 2014	$310,609	$310,609
Year ended October 31, 2013	$292,088	$292,061
Year ended October 31, 2012	$348,739	$348,739
Institutional Treasury Fund — Commercial Class
Year ended October 31, 2014	$1,006,206	$1,006,206
Year ended October 31, 2013	$899,207	$899,071
Year ended October 31, 2012	$657,260	$657,260

*	The shareholder servicing fees may be waived and/or expenses reimbursed to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company or the Investment Manager in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Transfer Agent and Custodian

Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, OH 42319, serves as transfer agent for each Fund. For the services provided under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services. The Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.01% of the average daily net assets of the Funds.

The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

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For the most recent 12-month period ended June 30, the Funds and the Investment Manager, acting on behalf of the Funds, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Fund (e.g., where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.
Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.
Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing (“Golden Parachutes”) Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint Directors interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

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Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable. Board Committee meetings for two consecutive years should generally be opposed.
Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.
Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.
Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.
Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.
Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.
Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.

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Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”
Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.
Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.
Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.
Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.
Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.
Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

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Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.
Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.
Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.
Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.
Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.
Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation.
Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.
Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

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Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.
Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.
Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favor of it.
Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.
Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

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6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Funds or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or Class are charged to that Fund or Class.

Codes of Ethics

The Company, the Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Fund is determined, the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund’s net investment income will be declared

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at 4:00 p.m. (Eastern Time) and the Institutional Municipal Fund’s net investment income will be declared at 1:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Shareholders will begin earning dividends on the business day that an order and payment are received by the Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Fund are accrued each day.

Because each Fund’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Fund will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Funds will not qualify for the long-term capital gains tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board, to maintain each Fund’s NAV at $1.00 per share.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code of 1986, as amended (the “Code”) as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Capital Gain Distributions

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Fund generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (at the rate of 15% for individuals and other noncorporate shareholders with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with incomes above such levels that is long-term capital gain, and 0% for those with incomes below certain levels), regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Fund will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

However, any dividends that are properly reported as exempt interest dividends will not be subject to regular federal income tax.

Tax Status of the Funds

Each Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Fund intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and capital gain net income, if any, to shareholders. Accordingly, it is not anticipated that any Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company (“RIC”) does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the

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Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Institutional U.S. Government Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues. Distributions from the Institutional Municipal Fund will constitute exempt-interest dividends to the extent of that Fund’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Institutional Municipal Fund of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Fund’s investment policy of generating at least 80% of its income that is free from federal income tax.

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Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Institutional Municipal Fund will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any shares of the Institutional Municipal Fund and if the shares are held by the shareholder for six months or less, then any loss on the sale of the shares may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. The Institutional Municipal Fund’s investments may include certain private activity bonds whose interest is subject to the federal AMT, which may be passed through to shareholders. Generally, income from municipal securities is exempt from U.S. federal income tax, but not from the AMT. The AMT is a tax imposed at a lower rate than the regular federal income tax rate on a taxpayer’s Alternative Minimum Taxable income, computed without taking into account some of the deductions and exemptions generally allowable for federal income tax purposes. Shareholders should consult their tax advisors in order to determine whether they are subject to the AMT. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 or 2010 is not an item of tax preference for purposes of the AMT, and interest on tax-exempt bonds issued in 2009 and 2010 is not included in corporate adjusted current earnings. Moreover, some or all of the exempt-interest dividends distributed by the Institutional Municipal Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from the Institutional Municipal Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal AMT, the federal “branch profits” tax, or the federal “excess net passive income” tax.

The Institutional Municipal Fund purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

Cost Basis Reporting of Shareholder Proceeds — The Company (or its administrative agent) reports to the IRS and furnishes to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the prior law requirement to report the gross proceeds from the sale of shares, the Company is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of shares, the Company permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Company will use a default cost basis method of average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The prior law requirement to report only the gross proceeds from the sale of shares will continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

Other Tax Information

Each of the Funds may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Fund to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2014, the Institutional Money Market Fund had capital loss carryforwards of $340. For Federal Income Tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains.

As of October 31, 2014, the Institutional U.S. Government Fund had capital loss carryforwards of $27,812. For Federal Income Tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Fund’s capital loss carryforwards of $20,533 will expire October 31, 2019.

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As of October 31, 2014, the Institutional Municipal Money Market Fund had capital loss carryforwards of $957. For Federal Income Tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Fund’s capital loss carryforwards of $523 will expire October 31, 2018.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then prior to January 31 of the calendar year following the date of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior calendar year.

Each Fund is required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

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In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2015, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Funds are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

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The price of a Fund share on any given day is its NAV. Each of the Institutional Money Market Fund, the Institutional U.S. Government Fund and the Institutional Treasury Fund calculates its NAV per share each business day as of 4:00 p.m. (Eastern Time) and the Institutional Municipal Fund calculates its NAV per share each business day at 1:00 p.m. (Eastern Time). Each Fund’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Fund in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

Each Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Fund would receive if it sold the instrument.

Valuing a Fund’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Fund must adhere to certain conditions under Rule 2a-7.

The Board oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Fund’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Fund’s NAV per share, which the Board believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Fund; and such other measures as the Board may deem appropriate.

During periods of declining interest rates, each Fund’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Fund would be able to retain a somewhat higher yield than would result if each Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Fund are sold on a continuous basis by the Distributor.

For shareholders wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder household (by address) across the Institutional Class of shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Money Market Fund, TDAM Institutional Municipal Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund, TDAM U.S. Small-Mid Cap Equity Fund and TDAM Short-Term Bond Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary. Minimum requirements may be imposed or charged at any time. The initial purchase and minimum account balance requirement will not apply to purchases of shares by officers and directors of the Company.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

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If the Board determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Fund issues shares of common stock in the Company. The Board may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Fund or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Fund or Class. For example, shareholders of a Fund will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Fund. Shareholders of the Funds of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

The Board may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Funds: 8 billion shares of the Institutional Money Market Fund with 3 billion shares designated to the Institutional Class, 2 billion shares designated to the Institutional Service Class and 3 billion shares designated to the Commercial Class; 3 billion shares of the Institutional Municipal Fund with 2 billion shares designated to the Institutional Class and 1 billion shares designated to the Institutional Service Class; 8 billion shares of the Institutional U.S. Government Fund with 2 billion shares designated to the Institutional Class and 3 billion shares designated to each of the Institutional Service Class and the Commercial Class; 7.9 billion shares of the Institutional Treasury Fund with 1.5 billion shares designated to each of the Institutional Class, 2 billion shares designated to the Institutional Service Class, 1.4 billion shares designated to Class A (Class A is currently not offered) and 3 billion shares designated to the Commercial Class. Each share of a Class is entitled to participate pro rata in the dividends and distributions from that Class. The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

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Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’s outstanding shares as of January 30, 2015.

Fund/Class	Shares	% of Class
TDAM Institutional Money Market Fund — Institutional Class Maine Medical Center 22 Bramhall Street Portland ME 04102-3134	87,503,205.91	55.88%
Cooper Health System Attn: Ryan Coin 3 Executive Campus, Route 70 Ste 310 Cherry Hill, NJ 08002	18,760,443.37	11.98%
TD Charitable Foundation Attn: Michael Rayder P.O. Box 9540 Mail Stop ME 055-61 Portland, ME 04112-9540	11,793,531.02	7.53%
TDAM Institutional Money Market Fund — Institutional Service Class Zogenix, Inc. c/o Roger Hawley 12400 High Bluff Dr., Suite 650 San Diego, CA 92130	8,500,317.77	15.77%
Central Maine Healthcare Attn: Philippe E. Morissette Finance Department 29 Lowell Street, Box A Lewiston ME 04240	6,302,773.41	11.69%
Korson, Lorraine Irrevocable Trust University of Pennsylvania Office of Gift Planning Attn: Pat Wisely 3535 Market Street, Suite 500 Philadelphia, PA 19104-6303	4,494,259.18	8.34%
Dosal Tobacco Corp Attn: Y. Nader 4775 NW 132 St, Opalocka, FL 33054	4,221,574.59	7.83%

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Fund/Class	Shares	% of Class
TDAM Institutional Money Market Fund — Commercial Class The Silvercrest Center for Nursing and Rehabilitation Ms. Linda Prochaska VP/CFO 144-45 87th Avenue Jamaica, NY 11435	1,980,723.48	88.02%
TDAM Institutional Municipal Money Market Fund — Institutional Class Union Mutual Fire Insurance Company Attn: Michael Nobles P.O. Box 158 139 State Street Montpelier, VT 05602-0158	3,610,787.42	13.09%
Moretrench American Corp Attn: Richard Telesmanich, VP – CFO 100 Stickle Ave Rockaway NJ 07866	2,411,778.34	8.75%
Ms. Jill Russem Cohen 3955 Broadway Street Boulder, CO 80304	1,897,939.87	6.88%
Union Mutual Fire Insurance Company Attn: Michael Nobles P.O. Box 158 139 State Street Montpelier, VT 05602-0158	1,649,612.52	5.98%
TDAM Institutional Municipal Money Market Fund — Institutional Service Class Deborah A. Marquis 66 Lincoln Pt Rd Charlton, MA 01507	1,211,470.31	5.87%
Mr. Jonathan Talbot P.O. Box 1662 Pottsboro, TX 75076	1,166,444.55	5.64%
Ms. Paula B. Leed 58 Main Street Andover, MA 01810	1,161,527.4	5.63%
TDAM Institutional U.S. Government Fund — Institutional Class Eastern Maine Medical Center Attn: Accounting 43 Whiting Hill Road, Suite 400 Cianchette Bldg. Brewer, ME 04412	25,322,319.23	18.65%
Stephen Lerner 308 E. 72nd St New York, NY 10021	9,308,496.10	6.86%

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Fund/Class	Shares	% of Class
TDAM Institutional U.S. Government Fund — Institutional Service Class Joel Greenberg 2009 GRAT 401 City Avenue, Ste 220 Bala Cynwyd, PA 19004	111,669,597.98	19.97%
TDAM Institutional U.S. Government Fund — Commercial Class HF Management Services LLC 100 Church Street, 18th Floor New York, NY 10007	68,229,301.7	21.28%
Senior Health Partners 100 Church Street, 18th Floor New York, NY 10007	43,262,135.55	13.49%
Managed Health Inc. 100 Church Street, 18th Floor New York, NY 10007	36,108,127.78	11.26%
HealthFirst PHSP Inc. 100 Church Street, 18th Floor New York, NY 10007	34,102,601.7	10.63%
Lawrence Kadish 135 Jericho Turnpike Old Westbury, N.Y. 11568	17,743,660.26	5.53%
TDAM Institutional Treasury Obligations Money Market Fund — Institutional Service Class ECI Services of Maine Attn: Bank Recon Dept. 1929 Allen Parkway Houston, TX 77019	23,578,121.95	16.64%
Garnet Valley School District Attn: John Scully 80 Station Road Glen Mills, PA 19342	20,213,386.25	14.27%
Oxford Area School District Attn: Charles Lewis 125 Bell Tower Lane Oxford, PA 19363	17,455,389.16	12.32%
School District #4 Anderson County 315 East Queen Street Pendleton, SC 29670	9,534,033.98	6.73%

45

Fund/Class	Shares	% of Class
TDAM Institutional Treasury Obligations Money Market Fund — Commercial Class North Hudson Sewerage Authority ATTN: Fredric Pocci 1600 Adams Street Hoboken, NJ 07030	33,143,916.92	19.23%
Worcester Polytechnic Institute 100 Institute Road Worcester, MA 01609-2280	49,245,299.19	10.51%
HealthFirst PHSP Inc. 100 Church Street, 18th Floor New York, NY 10007	44,865,412.77	9.58%
Managed Health Inc. 100 Church Street, 18th Floor New York, NY 10007	37,861,044.65	8.08%

Shareholders owning 25% or more of the outstanding shares of a Fund may be able to greatly affect or determine the outcome of a shareholder vote.

46

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT TERM RATINGS

A-1 An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE SHORT TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

FITCH SHORT TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

DBRS SHORT TERM RATINGS

R-1 (high) Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

STANDARD & POOR’S LONG TERM ISSUER RATINGS

AAA. An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.

AA. An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A. An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

MOODY’S INVESTORS SERVICE LONG TERM RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

47

FITCH LONG TERM RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

DBRS LONG TERM RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

S&P MUNICIPAL NOTES RATINGS

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in 3 years or less will likely receive a note rating. Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

MOODY’S MUNICIPAL NOTES RATINGS

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

48

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

49

TDAMSAI02

PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 28. Exhibits.

(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)
	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)
	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)
	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note F)
	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note F)
	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note F)
	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note G)
	(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note L)
	(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note L)
	(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (see Note N)
	(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (see Note N)
	(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (see Note O)
	(13)	Articles Supplementary to Articles of Incorporation dated December 15, 2006 (see Note Q)
	(14)	Articles Supplementary to Articles of Incorporation dated September 24, 2007 (see Note R)
	(15)	Articles Supplementary to Articles of Incorporation dated June 17, 2008 (see Note S)
	(16)	Articles Supplementary to Articles of Incorporation dated December 4, 2008 (see Note U)
	(17)	Articles Supplementary to Articles of Incorporation dated January 9, 2009 (see Note U)
	(18)	Articles Supplementary to Articles of Incorporation dated June 29, 2009 (see Note W)
	(19)	Articles Supplementary to Articles of Incorporation dated April 12, 2012 (see Note DD)
	(20)	Articles Supplementary to Articles of Incorporation dated July 17, 2012 (see Note DD)
	(21)	Articles Supplementary to Articles of Incorporation dated January 22, 2013 (see Note EE)
	(22)	Articles of Amendment to Articles of Incorporation dated January 22, 2013 (see Note EE)
	(23)	Articles Supplementary to Articles of Incorporation dated March 8, 2013 (see Note FF)
	(24)	Articles of Amendment to Articles of Incorporation dated March 8, 2013 (see Note FF)
	(25)	Articles Supplementary to Articles of Incorporation dated June 20, 2013 (see Note II)
	(26)	Articles Supplementary to Articles of Incorporation dated July 29, 2014 (see Note MM)
(b)		By-Laws, as amended to date (see Note O)
(c)		Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)
(d)	(1)	Amended and Restated Investment Management Agreement relating to the provision of services to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated April 4, 2012 (see Note DD)
	(2)	Amended and Restated Fee Waiver and Expense Reimbursement Recoupment Agreement, dated September 22, 2009 between TD Asset Management USA Funds, Inc. and TDAM USA Inc. (see Note Y)

	(3)	Investment Management Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 8, 2013 (see Note FF)
	(4)	Investment Management Agreement relating to the provisions to TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (See Note JJ)
	(5)	Amendment No. 1 to Investment Management Agreement relating to the provision of services to TDAM Tactical Opportunities Fund, dated September 23, 2014 (see Note NN)
	(6)	Subadvisory Agreement with Epoch Investment Partners, Inc. relating to the provision of services to TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Equity Shareholder Yield Fund and TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 20, 2013 (see Note GG)
	(7)	Expense Limitation Agreement with respect to TDAM Tactical Opportunities Fund, dated September 23, 2014 (see Note NN)
	(8)	Expense Limitation Agreement with respect to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated December 15, 2014 (filed herewith)
(e)	(1)	Distribution Agreement between Registrant and SEI Investments Distribution Company on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated July 27, 2007 (see Note R)
	(2)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Treasury Fund, dated June 17, 2008 (see Note V)
	(3)	Amendment to Distribution Agreement relating to the provision of services to TDAM Global Sustainability Fund, dated March 10, 2009 (see Note V)
	(4)	Amendment to Distribution Agreement relating to the provision of services to TDAM Institutional Municipal Fund, dated June 29, 2009 (see Note X)
	(5)	Amendment to Distribution Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 20, 2013 (see Note HH)
	(6)	Amendment to Distribution Agreement relating to the provision of services to TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (see Note JJ)
	(7)	Amendment to Distribution Agreement relating to the provision of services to TDAM Tactical Opportunities Fund, dated September 23, 2014 (see Note NN)
	(8)	Form of Sub-Distribution Agreement (see Note AA)
(f)		Inapplicable
(g)	(1)	Custody Agreement between Registrant and The Bank of New York Mellon, on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund and TDAM Global Sustainability Fund, dated March 24, 2009 (see Note V)

	(2)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated June 20, 2013 (see Note JJ)
	(3)	Amended Schedule II to the Custody Agreement between Registrant and The Bank of New York Mellon, dated September 23, 2014 (see Note NN)
	(4)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon, dated March 24, 2009 (see Note V)
(h)	(1)	Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., on behalf of TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio, dated May 9, 2007 (see Note R)
	(2)	Amendment to Transfer Agreement between Registrant and TD Ameritrade Clearing, Inc., dated August 31, 2007 (see Note DD)
	(3)	Amended Schedule A to Transfer Agency Agreement between Registrant and TD AMERITRADE Clearing, Inc., dated September 24, 2007 (see Note R)
	(4)	Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund and TDAM Institutional U.S. Government Fund, dated December 18, 2006 (see Note R)
	(5)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated December 11, 2007 (see Note S)
	(6)	Amendment No. 2 to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated June 29, 2009 (see Note W)
	(7)	Amended Schedule A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated June 20, 2013 (see Note JJ)
	(8)	Amended Schedule A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio, Inc.), dated September 23, 2014 (see Note NN) herewith)
	(9)	Shareholder Servicing Plan (see Note V)
	(10)	Form of Shareholder Services Agreement (see Note V)
	(11)	Shareholder Services Agreement for TD Ameritrade, Inc. dated May 9, 2007 (see Note V)
	(12)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated December 4, 2008 (see Note V)
	(13)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated September 24, 2009 (see Note Y)
	(14)	Amendment to Shareholder Services Agreement for TD Ameritrade, Inc. dated February 25, 2010 (see Note Z)
	(15)	Shareholder Services Agreement for TD Banknorth dated December 5, 2006 (see Note P)
	(16)	Amended Schedule A to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) dated June 29, 2009 (see Note X)
	(17)	Form of Amendment to Shareholder Services Agreement for TD Bank, N.A. (formerly TD Banknorth N.A.) (see Note T)
	(18)	Shareholder Services Agreement for Commerce Capital Markets, Inc., dated March 13, 2009 (see Note V)
	(19)	Amended Schedule A to Shareholder Services Agreement for TD Wealth Management Services Inc. (formerly Commerce Capital Markets, Inc.) (see Note W)

(20)	Amended and Restated Administration Agreement relating to the provision of services to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Institutional Municipal Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated March 8, 2013 (see Note FF)
(21)	Amendment to Amended and Restated Administration Agreement relating to the provision of services to TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (see Note JJ)
(22)	Amendment to Schedules A and B to the Amended and Restated Administration Agreement relating to the provision of services to TDAM Tactical Opportunities Fund, dated September 23, 2014 (see Note NN)
(23)	Sub-Administration Agreement between the Administrator and BISYS Fund Services Ohio, Inc. dated March 22, 2007 (see Note R)
(24)	Amendment to Sub-Administration Agreement dated December 6, 2012 (see Note EE)
(25)	Amendment to Sub-Administration Agreement, dated June 20, 2013 (see Note JJ)
(26)	Amendment to Schedule A of Sub-Administration Agreement dated June 20, 2013 (see Note KK)
(27)	Amendment to Schedule A of Sub-Administration Agreement, dated September 23, 2014 (see Note NN)
(28)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)
(29)	Amendment to State Registration Services Agreement dated September 18, 2006 (see Note O)
(30)	Amendment to State Registration Services Agreement dated July 11, 2008 (see Note T)
(31)	Amendment to State Registration Services Agreement dated March 10, 2009 (see Note V)
(32)	Amendment to State Registration Services Agreement dated June 29, 2009 (see Note X)
(33)	Amendment to State Registration Services Agreement, dated March 8, 2013 (see Note HH)
(34)	Amendment to State Registration Services Agreement, dated June 20, 2013 (see Note JJ)
(35)	Amendment to State Registration Services Agreement, dated September 23, 2014 (see Note NN)
(36)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note H)
(37)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note M)
(38)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note M)
(39)	Amendment to Accounting Services Agreement dated August 31, 2007 (see Note R)
(40)	Amendment to Accounting Services Agreement, dated June 17, 2008 (see Note V)
(41)	Amendment to Accounting Services Agreement, dated March 10, 2009 (see Note V)
(42)	Amendment to Accounting Services Agreement, dated June 29, 2009 (see Note W)
(43)	Amendment to Accounting Services Agreement, dated March 20, 2013 (see Note HH)
(44)	Amendment to Accounting Services Agreement, dated June 20, 2013 (see Note JJ)
(45)	Amendment to Accounting Services Agreement, dated September 1, 2013 (see Note JJ)
(46)	Amendment to Accounting Services Agreement, dated September 23, 2014 (see Note NN)
(47)	Compliance Services Agreement between Registrant and Citi Fund Services Ohio, Inc. dated June 1, 2007 (see Note U)
(48)	Amendment to Compliance Services Agreement dated December 4, 2008 (see Note V)
(49)	Amendment to Compliance Services Agreement dated March 10, 2009 (see Note V)
(50)	Amendment to Compliance Services Agreement dated June 29, 2009 (see Note W)

	(51)	Amendment to Compliance Services Agreement, dated March 20, 2013 (see Note HH)
	(52)	Amendment to Compliance Services Agreement, dated June 20, 2013 (see Note JJ)
	(53)	Amendment to Compliance Services Agreement, dated September 23, 2014 (see Note NN)
(i)	(1)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund (see Note N)
	(2)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio (see Note M2)
	(3)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Shareholder YieldIncome Fund TDAM Global Equity Shareholder Yield Fund, TDAM Global All Cap Fund and TDAM Target Return Fund (see Note FF)
	(4)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM 1- to 5-Year Corporate Bond Portfolio and TDAM 5- to 10-Year Corporate Bond Portfolio, dated June 20, 2013 (see Note JJ)
	(5)	Opinion and Consent of Venable LLP as to legality of the securities being registered — TDAM Tactical Opportunities Fund, dated October 8, 2014 (see Note NN)
(j)	(1)	Consent of Willkie Farr & Gallagher LLP (filed herewith)
	(2)	Consent of Independent registered public accounting firm, (filed herewith)
(k)		Inapplicable
(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)
	(2)	Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)
(m)	(1)	Registrant’s Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note L)
	(2)	Amended Exhibit A to the Distribution Plan relating to TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio and TDAM New York Municipal Money Market Portfolio (see Note Q)
	(3)	Registrant’s Amended and Restated Distribution Plan relating solely to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund and TDAM Institutional Municipal Fund (see Note X)
	(4)	Registrant’s Distribution Plan relating to the Commercial Class of each of TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, and TDAM Institutional Treasury Obligations Money Market Fund, dated March 29, 2012 (see Note DD)
	(5)	Registrant’s Shareholder Services and Distribution Plan relating to the Advisor Class of each of the TDAM Core Bond Fund, TDAM High Yield Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global All Cap Fund, TDAM Target Return Fund, TDAM U.S. Small-Mid Cap Equity Fund and TDAM Short-Term Bond Fund, dated March 8, 2013 (see Note FF)
(n)	(1)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated March 29, 2012 (see Note DD)
	(2)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated March 8, 2013 (see Note FF)
(o)		Reserved

(p)	(1)	Code of Ethics of Registrant approved June 17, 2010 (see Note BB)
	(2)	Code of Ethics of the Investment Manager dated June 2005 (see Note M)
	(3)	Amended Code of Ethics of Investment Manager dated June 2005, revised as of July 28, 2005 (see Note M)
	(4)	Amended Code of Ethics of Investment Manager dated November 1, 2006 (see Note O)
	(5)	Amended Code of Ethics of Investment Manager dated November 1, 2006 revised July 17, 2008 (see Note T)
	(6)	Amended Code of Ethics of Investment Manager dated January 2010 (see Note BB)
	(7)	Amended Code of Ethics of Investment Manager dated January 2014 (filed herewith)
	(8)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (see Note K)
	(9)	Code of Ethics of SEI Investments Distribution Co., dated April 29, 2014 (filed herewith)
	(10)	Code of Ethics of Epoch Investment Partners, Inc. dated May 2013 (see Note II)

Other Exhibits:

Power of Attorney for Peter B.M. Eby, James E. Kelly, Donald J. Herrema, Robert P. Herrmann, Barbara Palk, Lawrence Toal and Christopher L. Wilson as of September 23, 2014 (see Note NN)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.
Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.
Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.
Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.
Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.
Note F:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.
Note G:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.
Note H:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.
Note I:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.
Note J:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.
Note K:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.
Note L:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.
Note M:	Filed as an exhibit to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2005, and incorporated herein by reference.
Note M2:	Filed as an exhibit to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 21, 2006, and incorporated herein by reference.

Note N:	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 4, 2006, and incorporated herein by reference.
Note O:	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.
Note P:	Filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.
Note Q:	Filed as an exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 20, 2006, and incorporated herein by reference.
Note R:	Filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2008, and incorporated herein by reference.
Note S:	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 6, 2008, and incorporated herein by reference.
Note T:	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on August 20, 2008 and incorporated herein by reference.
Note U:	Filed as an exhibit to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on January 9, 2009 and incorporated herein by reference.
Note V:	Filed as an exhibit to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 25, 2009 and incorporated herein by reference.
Note W:	Filed as an exhibit to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 10, 2009 and incorporated herein by reference.
Note X:	Filed as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 24, 2009 and incorporated herein by reference.
Note Y:	Filed as an exhibit to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 16, 2009 and incorporated herein by reference.
Note Z:	Filed as an exhibit to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 26, 2010 and incorporated herein by reference.
Note AA:	Filed as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2010 and incorporated herein by reference.
Note BB:	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2011 and incorporated herein by reference.
Note CC:	Filed as an exhibit to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2012 and incorporated herein by reference.
Note DD:	Filed as an exhibit to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 17, 2012 and incorporated herein by reference.
Note EE:	Filed as an exhibit to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2013 and incorporated herein by reference.
Note FF:	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 11, 2013 and incorporated herein by reference.
Note GG:	Filed as an exhibit to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on March 22, 2013 and incorporated herein by reference.
Note HH:	Filed as an exhibit to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 29, 2013 and incorporated herein by reference.

Note II:	Filed as an exhibit to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 28, 2013 and incorporated herein by reference.
Note JJ:	Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on September 11, 2013 and incorporated herein by reference.
Note KK:	Filed as an exhibit to Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 2014 and incorporated herein by reference.
Note LL:	Filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on May 30, 2014 and incorporated herein by reference.
Note MM:	Filed as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on July 30, 2014 and incorporated herein by reference.
Note NN:	Filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 8, 2014 and incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 30. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser.

The following persons are the directors and officers of the Investment Manager:

MICHAEL T. BROWN,**** Vice President of The Toronto-Dominion Bank since November 2013 and Associate Vice President of The Toronto-Dominion Bank since January 2013; Officer of the Investment Manager since May 2014.

KEVIN LEBLANC*, Chief Administrative Officer of Epoch Investment Partners, Inc. (“Epoch”) since March 2013 and President & CEO of the Registrant since December 6, 2011. Previously, Chief Operating Officer of TD Asset Management Inc. from September 2010 to March 2013; Vice Chair of TD Asset Management Inc. from 2007 through September 2010; Officer of the Investment Manager from April 2010 through December 2010. Chief Operating Officer of the Investment Manager since December 2010.

JAMES SIMMONDS*, Associate Vice President of TD Bank Group since December 2012 and Chief Compliance Officer of the Investment Manager since December 2012.

MAYA GITTENS**, Secretary of the Investment Manager since July 2008 and Vice President and Director of the Investment Manager since July 2008.

TIMOTHY WIGGAN*, Managing Director of TD Securities since 2011; Chairman and Executive Officer of the Investment Manager since February 2013 and Chairman and Executive Officer of TD Asset Management Inc. since February 2013.

KENNETH MINER**, Vice Chair of TD Asset Management Inc. since December 2003 and Vice Chair of the Investment Manager since June 2005.

ANDREW CAMPBELL***, Associate Vice President of TD Bank Group since May 2010 and Chief Financial Officer of the Investment Manager since May 2014.

MICHELE R. TEICHNER**, Managing Director of the Investment Manager since January 2006 and Chief Compliance Officer of the Registrant since June 2004.

RODNEY MICHAEL THORFINNSON*, Chief Risk Officer of the Investment Manager since 2002; Director of the Investment Manager since 2005 and Chief Administrative Officer of the Investment Manager since December 2010.

*	Address: 161 Bay Street, 35th Floor, Toronto, Ontario, Canada M5J 2T2
**	Address: 399 Park Avenue, New York, NY 10022
***	Address: 101 Haddonfield Road, Cherry Hill, NJ 08002
****	31 West 52nd Street, New York, NY 10019

Epoch Investment Partners, Inc. (“Epoch”) acts as the subadviser for certain series of the Registrant.

The list of officers and directors of Epoch, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Epoch (SEC File No: 801-63118). The principal business address for each officer and director of Epoch is: 399 Park Avenue, New York, NY 10022.

Item 32. Principal Underwriters:

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant’s distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
Wilshire Mutual Funds	July 14, 2008
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Variable Income Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
River Park Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 30, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012

KraneShares Trust	December 8, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013
The Advisors’ Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
O’Connor EQUUS	May 15, 2014
Winton Series Trust	December 11, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	—
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	Director, President, & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer & Treasurer, Chief Operating Officer	—
John C. Munch	General Counsel & Secretary	—
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin Vice	President	—
Judith A. Hirx Vice	President	—
Robert Silvestri Vice	President	—

Item 33. Location of Accounts and Records.

All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TDAM USA Inc., 399 Park Avenue New York, New York 10022 and the offices of TD Asset Management, 161 Bay Street, 35th Floor, CT Tower, Toronto, Ontario, Canada M5J 2T2, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219; or TD AMERITRADE Clearing, Inc., 100 North Ameritrade Place, Bellevue, NE 68005; (iii) in the case of records concerning administration and certain other functions, at the offices of the Fund’s Sub-Administrator, Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; (iv) in the case of the Funds’ Distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b), under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of February, 2015.

TD Asset Management USA Funds Inc.

Registrant

By:	/s/ Kevin LeBlanc Kevin LeBlanc President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
/s/ Kevin LeBlanc Kevin LeBlanc	President and Chief Executive Officer	February 27, 2015
/s/ Eric Kleinschmidt Eric Kleinschmidt	Treasurer and Chief Financial Officer	February 27, 2015
Barbara Palk*	Director	February 27, 2015
Donald J. Herrema*	Chairman of the Board and Director	February 27, 2015
Robert P. Herrmann*	Director	February 27, 2015
Peter B.M. Eby*	Director	February 27, 2015
James E. Kelly*	Director	February 27, 2015
Lawrence J. Toal*	Director	February 27, 2015
Christopher L. Wilson*	Director	February 27, 2015

*By /s/ Michele Teichner Michele Teichner Attorney-in-Fact pursuant to a power of attorney previously filed

Exhibit Index

Exhibit	Document
(d)(8)	Expense Limitation Agreement relating to the provision of services to TDAM Core Bond Fund, TDAM High Yield Bond Fund, TDAM U.S. Large Cap Core Equity Fund, TDAM U.S. Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, TDAM Global Equity Shareholder Yield Fund, TDAM Global All Cap Fund, TDAM Target Return Fund and TDAM U.S. Small-Mid Cap Equity Fund, dated December 15, 2014
(j)(1)	Consent of Willkie Farr & Gallagher LLP.
(j)(2)	Consent of Independent Registered Public Accounting Firm.
(p)(7)	Amended Code of Ethics of Investment Manager dated January 2014
(p)(9)	Code of Ethics of SEI Investments Distribution Co., dated April 29, 2014